SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement (Amendment No. 2)

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)

☐ Definitive Information Statement

SALMON EXPRESS INC.
(Name of Registrant as Specified in Its Charter)

Commission File Number: 333-111996

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which investment applies: common stock.

(2) Aggregate number of securities to which investment applies: 13,653,293.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is determined based upon the sum of the product of 12,285,000 shares of MicroMed’s common stock, 1,271,418 options and warrants to purchase 96,875 shares of MicroMed’s common stock outstanding on the date of this filing and the merger consideration of Salmon’s common stock (there is currently no active trading market on the Over-the-Counter Bulletin Board for Salmon’s common stock; estimated price of $0.060456 per share is solely for purposes of calculating the filing fee), making the transaction value equal to $825,423.48. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001177.

(4) Proposed maximum aggregate value of transaction: $825,423.48.

(5) Total fee paid: $97.15.

☒ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SALMON EXPRESS INC.
6604 TOPAZ DRIVE
VERNON, BRITISH COLUMBIA, CANADA

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that Salmon Express Inc., a Nevada corporation (“Salmon”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MicroMed Technology, Inc. (“MicroMed”), a privately held Delaware corporation based in Houston, Texas, to merge with MicroMed (the “Merger”). The Merger is to be accomplished through our wholly-owned merger subsidiary in Nevada (“Merger Sub”), which will merge with and into MicroMed, with MicroMed being the survivor. We will issue shares of our common stock on a one-for-one basis to the stockholders of MicroMed in exchange for 100% of the issued and outstanding shares of common stock of MicroMed. Additionally, we will assume options to purchase shares of common stock and warrants to purchase shares of common stock on the same terms and conditions as previously issued by MicroMed. All outstanding options that will be assumed by us have been issued under the MicroMed 1997 Stock Option Plan or the MicroMed 2005 Stock Incentive Plan. Further to the Merger, we will assume the MicroMed 1997 Stock Option Plan and the MicroMed 2005 Stock Incentive Plan as stock option plans of Salmon (the “Plan Assumption”). We will also issue 1,500,000 post-split shares into escrow to cover indemnification obligations, if any, to MicroMed and its stockholders (the “Escrow Shares”). Immediately prior to the Merger, we will effectuate a 1-for-3.3528 reverse stock split of our common stock (the “Stock Split”). After the Merger is concluded, we will reincorporate from the State of Nevada to the State of Delaware (the “Reincorporation”) and change our corporate name to MicroMed Cardiovascular, Inc., or such other name as MicroMed may select prior to closing (the “Name Change”). Further to the Merger, we will also cancel 10,010,800 shares of our pre-split common stock held by Pete Smith and distribute assets, and related liabilities, to him that we held prior to the Merger. Mr. Smith will also receive cash remuneration of $605,213 from third parties unaffiliated with us for his agreement to cancel such shares.

As of January 31, 2005, after giving effect to a recapitalization referenced herein under “MicroMed Recapitalization,” MicroMed had outstanding 12,285,000 shares of common stock, options to purchase 1,271,418 shares of common stock and warrants to purchase 96,875 shares of common stock. MicroMed has retained a placement agent in connection with a private placement, whereby MicroMed is offering to sell and issue at least $5 million and up to $20 million worth of its securities prior to the closing of the Merger (the “Private Placement”). To the extent that the Private Placement closes prior to the Merger, we will issue additional shares of our common stock on a one-for-one basis in exchange for any shares so issued by MicroMed prior to the closing of the Merger. We would also assume any warrants issued by MicroMed to investors in the Private Placement or to the aforementioned placement agent on the same terms and conditions as issued by MicroMed. Refer also to “Private Placement by MicroMed” below.

If the Private Placement is not completed prior to the closing of the Merger, it is anticipated that any securities issued further to this Private Placement would be effected by Salmon.

The Merger (including the Plan Assumption), the Stock Split, the Reincorporation and the Name Change were approved on January 31, 2005 by the unanimous written consent of our Board of Directors. In addition, we received the written consent of the holders of a majority of our outstanding common stock to approve the Merger (including the Plan Assumption), the Stock Split, the Reincorporation and the Name Change, in accordance with the relevant sections of the Nevada Revised Statutes.

The Merger will not be effective until the Articles of Merger and Certificate of Merger are filed with the Nevada Secretary of State and the Delaware Secretary of State, as applicable. The Stock Split will not be effective until we file a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State. The Reincorporation and the Name Change will not be effective until we file a Certificate of Incorporation with the Delaware Secretary of State and an Agreement and Plan of Merger with the Nevada Secretary of State and the Delaware Secretary of State. We intend to file these documents approximately 20 calendar days after this information statement is first mailed to our stockholders.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This information statement is being mailed to you on or about May [   ], 2005.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE MERGER TRANSACTION WILL RESULT IN A CHANGE IN CONTROL OF SALMON AND AN ASSUMPTION OF MICROMED’S ASSETS, LIABILITIES AND OPERATIONS.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE MERGER (INCLUDING THE PLAN ASSUMPTION), THE STOCK SPLIT, THE REINCORPORATION AND THE NAME CHANGE. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Pete Smith
Pete Smith, President and Director
Vernon, British Columbia
May [  ], 2005

SALMON EXPRESS INC.

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
OUR BOARD OF DIRECTORS AND HOLDERS OF
A MAJORITY OF OUR COMMON STOCK

We are furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock, on January 31, 2005, in accordance with the relevant sections of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about May [  ], 2005 to stockholders of record on January 31, 2005. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE MERGER (INCLUDING THE PLAN ASSUMPTION), THE STOCK SPLIT, THE REINCORPORATION AND THE NAME CHANGE. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On January 31, 2005, our Board of Directors unanimously approved (i) entering into the Merger Agreement with MicroMed (including the Plan Assumption), (ii) the Stock Split, (iii) the Reincorporation and (iv) the Name Change. On January 31, 2005, we received the written consent of the holders of a majority of our outstanding common stock to approve the Merger (including the Plan Assumption), the Stock Split, the Reincorporation and the Name Change. The full text of the proposed Merger Agreement, Articles of Merger and Certificate of Merger to effectuate the Merger are attached hereto as Exhibit A , Exhibit B-1 and Exhibit B-2, respectively. The full text of the MicroMed 1997 Stock Option Plan and the MicroMed 2005 Stock Incentive Plan are attached hereto as Exhibit C-1 and Exhibit C-2, respectively. The full text of the Certificate of Amendment to Articles of Incorporation to effectuate the Stock Split is attached hereto as Exhibit D. The full text of the proposed Certificate of Incorporation and Agreement and Plan of Merger to effectuate the Reincorporation and the Name Change are attached hereto as Exhibit E and Exhibit F, respectively.

PURPOSE OF THE MERGER

Our Board of Directors believes it is desirable to enter into the Merger Agreement with MicroMed and to effect the Plan Assumption by means of forming the Merger Sub. We believe that the acquisition of MicroMed will increase the total value of our company to our stockholders. For further information regarding the Merger (including the Plan Assumption), refer to “Summary Term Sheet” below.

EFFECT OF THE MERGER

The Merger will result in a change-in-control of Salmon by MicroMed’s management and its stockholders and the assumption of MicroMed’s operations and liabilities.

STOCKHOLDER VOTE REQUIRED TO EFFECTUATE THE MERGER

Because the contemplated Merger (including the Plan Assumption) is to be accomplished by the Merger Sub, a vote by our stockholders is not required by the Nevada Revised Statutes. However, because members of our Board of Directors are interested parties to the Merger, we obtained the written consent of the holders of a majority of our common stock.

On January 31, 2005, there were 15,040,000 shares of common stock outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. Thus, we needed the affirmative vote of 7,520,001 shares to approve the Merger (including the Plan Assumption). By action of written consent, dated January 31, 2005, holders of a majority of our outstanding shares of common stock approved the Merger and Plan Assumption. The written consent included the approval of Pete Smith, our president and a member of our Board of Directors, who holds 10,010,800 shares of our outstanding common stock. Since Mr. Smith may be deemed an “interested party,” we also obtained written consent from certain disinterested holders of 2,875,000 shares. As a result, the Merger (including the Plan Assumption) has been approved and no further votes will be needed. The other member of our Board of Directors, Eric Weitzman, holds no shares of our outstanding common stock and is not an “interested party” solely by his service on our Board of Directors.
EFFECTIVE DATE OF THE MERGER

Under applicable federal securities laws, the Merger (including the Plan Assumption) cannot be effective until at least 20 calendar days after this information statement is first mailed to stockholders. The Articles of Merger and Certificate of Merger, attached hereto as Exhibit B-1 and Exhibit B-2, will become effective upon their filing with the Nevada Secretary of State and the Delaware Secretary of State, as applicable. It is anticipated that the foregoing will take place approximately 20 calendar days after this information statement is first mailed to our stockholders.

DISSENTERS’ RIGHTS OF APPRAISAL

You may be entitled to dissenters’ rights of appraisal with respect to the Merger. For further information regarding possible dissenters’ rights, refer to “Dissenters’ Rights Regarding the Reincorporation and the Merger.”

PURPOSE OF THE STOCK SPLIT

Our Board of Directors has determined that it is in our best interests to effect a 1-for-3.3528 reverse stock split of our common stock, with all fractional shares rounded up to the nearest whole number. The purpose of the Stock Split is to reduce the outstanding shares of our common stock prior to the effective date of the Merger to 1,500,000 shares (after accounting for the cancellation of shares of common stock held by Pete Smith - refer to “Security Ownership of Certain Beneficial Owners and Management” below). Our Board of Directors has agreed that our existing stockholders will own approximately 10% of our outstanding common stock after the Merger (on a fully-diluted basis) and effecting the Stock Split will allow us to set the conversion ratio for shares of MicroMed common stock at one-for-one. The Stock Split will be effectuated immediately prior to the Merger.

EFFECT OF THE STOCK SPLIT

As a result of the Stock Split, every 3.3528 shares of our outstanding common stock will be combined into one share of our common stock. We will not issue fractional shares in connection with the Stock Split. All fractional shares will be rounded up to the nearest whole.

Our Articles of Incorporation currently authorize the issuance of up to 50,000,000 shares of common stock, of which 15,040,000 shares are currently outstanding. Following the Stock Split, and after accounting for the cancellation of 10,010,800 pre-split shares held by Pete Smith, there will be 1,500,000 shares of common stock outstanding immediately prior to the consummation of the Merger.

The Stock Split will not have any effect on the transferability of outstanding stock certificates. The Stock Split will be reflected by book-entry. For those stockholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates will remain valid for the number of shares properly adjusted to reflect the Stock Split, and should be carefully preserved by you.

STOCKHOLDER VOTE REQUIRED TO EFFECTUATE THE STOCK SPLIT

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Stock Split. The Nevada Revised Statute provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On January 31, 2005, there were 15,040,000 shares of common stock outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. Thus, we needed the affirmative vote of 7,520,001 shares to approve the Stock Split. By action of written consent, dated January 31, 2005, holders of a majority of our outstanding shares of common stock approved the Stock Split. As a result, adoption of the Stock Split was approved and no further votes will be needed.

EFFECTIVE DATE OF THE STOCK SPLIT

Under applicable federal securities laws, the Stock Split cannot be effective until at least 20 calendar days after this information statement is first mailed to stockholders. The Stock Split will become effective immediately prior to the Merger upon the filing of a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State, a form of which is attached hereto has Exhibit D. It is anticipated that the foregoing will take place approximately 20 calendar days after this information statement is first mailed to our stockholders.

DISSENTERS’ RIGHTS OF APPRAISAL

You will not be entitled to dissenters’ rights with respect to the Stock Split.

PURPOSE OF THE NAME CHANGE

Our Board of Directors believes it is desirable to change our name to “MicroMed Cardiovascular, Inc.” to more accurately reflect our new business operations pursuant to the Merger.

PURPOSE OF THE REINCORPORATION

Our Board of Directors believes that the Reincorporation from the State of Nevada to the State of Delaware will benefit Salmon and our stockholders. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by our Board. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

PRINCIPAL FEATURES OF THE NAME CHANGE AND THE REINCORPORATION

The Name Change and the Reincorporation will be accomplished by merging Salmon Express Inc. with and into our newly-formed, wholly-owned subsidiary, MicroMed Cardiovascular, Inc., pursuant to an Agreement and Plan of Merger, a form of which is attached hereto as Exhibit F, which will result in:

•	a change in domicile of Salmon Express Inc. from the State of Nevada to the State of Delaware, which means that the surviving company will be governed by the laws of the State of Delaware;

•	a change in our corporate name from Salmon Express Inc. to MicroMed Cardiovascular, Inc.;

•	after accounting for the Stock Split, the right of our stockholders to receive one new share of MicroMed Cardiovascular, Inc. for each outstanding share of our common stock held on the effective date of the Name Change and the Reincorporation;

•	the MicroMed 1997 Stock Option Plan and the MicroMed 2005 Stock Incentive Plan, which will be assumed by Salmon in the Merger, becoming the stock option plans of the surviving corporation, copies of which are attached hereto as Exhibit C-1 and Exhibit C-2, respectively;

•	MicroMed Cardiovascular, Inc.’s Certificate of Incorporation becoming the Certificate of Incorporation of the surviving corporation, a copy of which is attached hereto as Exhibit E; and

•	MicroMed Cardiovascular, Inc.’s Bylaws becoming the Bylaws of the surviving corporation, a copy of which is attached hereto as Exhibit G.

EFFECT OF THE NAME CHANGE AND THE REINCORPORATION

The Name Change will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “Salmon Express Inc.” will continue to be valid and represent shares of “MicroMed Cardiovascular, Inc.” In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. The Name Change will be reflected by book-entry. For those stockholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates should be carefully preserved by you.

Following the Reincorporation, the rights of our stockholders will be governed by Delaware law. For further information regarding the effect of the Reincorporation on stockholders’ rights, refer to “Significant Differences Between the Corporation Laws of Nevada and Delaware” below.

Beginning on or about the effective date of the Name Change and the Reincorporation, our common stock will be assigned a new trading symbol on the Over-the-Counter Bulletin Board.

STOCKHOLDER VOTE REQUIRED TO EFFECTUATE THE NAME CHANGE AND THE REINCORPORATION

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Name Change and the Reincorporation. The Nevada Revised Statute provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On January 31, 2005, there were 15,040,000 shares of common stock outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders.

Thus, we needed the affirmative vote of 7,520,001 shares to approve the Name Change and the Reincorporation. By action of written consent, dated January 31, 2005, holders of a majority of our outstanding shares of common stock approved the Name Change and the Reincorporation. As a result, adoption of the Name Change and the Reincorporation was approved and no further votes will be needed.

EFFECTIVE DATE OF THE NAME CHANGE AND THE REINCORPORATION

Under applicable federal securities laws, the Name Change and the Reincorporation cannot be effective until at least 20 calendar days after this information statement is first mailed to stockholders. The Name Change and the Reincorporation will become effective upon the filing of a Certificate of Incorporation with the Delaware Secretary of State, a form of which is attached hereto as Exhibit E, and an Agreement and Plan of Merger by and between Salmon Express Inc., on the one hand, and MicroMed Cardiovascular, Inc. on the other hand, a form of which is attached hereto as Exhibit F, with the Nevada Secretary of State and the Delaware Secretary of State, respectively. It is anticipated that the foregoing will take place approximately 20 calendar days after this information statement is first mailed to our stockholders.

DISSENTERS’ RIGHTS OF APPRAISAL

You may be entitled to dissenters’ rights of appraisal with respect to the Reincorporation. You will not be entitled to dissenters’ rights with respect to the Name Change. For further information, refer to “Dissenters’ Rights Regarding the Reincorporation and the Merger.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRIOR TO THE MERGER

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of January 31, 2005, except as noted in the footnotes below, by:

•	Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

•	Each of our executive officers;

•	Each of our directors; and

•	All of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of January 31, 2005 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of January 31, 2005, 15,040,000 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. The address of each stockholder is listed in the table.

Title Of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common Stock	Pete Smith Director and President 6604 Topaz Drive Vernon, British Columbia, Canada	10,010,800 shares (1)	66.66%
Common Stock	Eric Weitzman Director 6604 Topaz Drive Vernon, British Columbia, Canada	0 shares	0.00%
Common Stock	All directors and named executive officers as a group (2 persons)	10,010,800 shares (1)	66.66%

(1) All shares will be cancelled upon consummation of the Merger in consideration for the distribution of assets and related liabilities held by Salmon Express Inc. prior to the Merger and cash consideration of $0.060456 per share, or $605,213, paid by third parties unaffiliated with us. The distribution of such assets and related liabilities will occur immediately following the closing of the Merger.

SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire information statement and the exhibits, as well as the information we incorporate by reference.

THE COMPANIES

SALMON EXPRESS INC., A NEVADA CORPORATION, (“Salmon”). Salmon was incorporated in Nevada on February 20, 2003. Salmon is a development stage company formed with the intent of becoming a supplier of quality Alaskan salmon products. Salmon has worked toward the introduction of products to the marketplace by locating potential suppliers, developing promotional and packaging materials and establishing a Web site and a toll-free phone line to process sales. Despite these efforts, Salmon has not generated any revenues since inception. The Board of Directors of Salmon determined that the lack of revenues and Salmon’s inability to expand its operations to profitability were compelling factors behind the decision to focus on evaluating other opportunities that may enhance stockholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential. Salmon’s shares are currently listed for quotation on the Over-the-Counter Bulletin Board under the symbol “SXPI.”

Please note that Salmon has not registered a class of securities under the Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore is not required to file reports under the Exchange Act. As a result, Salmon could cease filing information publicly with the Securities and Exchange Commission (the "SEC") at any time. However, it is a condition to the Merger that Salmon remain current in its periodic reports under the Exchange Act. While MicroMed management intends to register Salmon common stock under Section 12 of the Exchange Act concurrent with the closing of the Merger through the filing of Form 8-A, there are risks that Salmon’s shares could cease being listed for quotation on the Over-the-Counter Bulletin Board prior to the closing of the Merger. This would likely cause the Merger not to occur.

MICROMED TECHNOLOGY, INC., A DELAWARE CORPORATION (“MicroMed”). MicroMed was incorporated in Delaware on October 6, 1995. MicroMed is a medical device company focused on the development of ventricular assist device (“VAD”) products. MicroMed has developed a miniaturized heart pump, or VAD, known as the DeBakey VAD (the “DeBakey VAD”) to address congestive heart failure (“CHF”), a condition where the diseased heart cannot pump adequate blood to meet the oxygen and nutritional needs of the body. The DeBakey VAD is a small (1 inch x 3 inches) National Aeronautics and Space Administration (“NASA”) designed axial flow pump that can provide increased blood flow from the left ventricle of the heart throughout the body for patients whose hearts are diseased and unable to maintain adequate blood flow to sustain their lives.

Pursuant to the terms of the Merger Agreement, the Merger Sub will merge with and into MicroMed and the separate corporate existence of the Merger Sub shall cease. Following the Merger, Salmon shall continue as the parent corporation of MicroMed, but will take the name “MicroMed Cardiovascular, Inc.,” or such other name as MicroMed may select prior to closing.

THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF SALMON TO CONTROL BY MICROMED’S MANAGEMENT AND ITS STOCKHOLDERS AND THE ASSUMPTION OF MICROMED’S OPERATIONS AND LIABILITIES.

PRE-EXISTING RELATIONSHIPS

Salmon and MicroMed did not have any pre-existing relationship prior to entering into the Merger Agreement. To the best of our knowledge, none of Salmon’s stockholders hold shares of MicroMed nor do any of the stockholders of MicroMed hold shares of Salmon, nor are we aware of any other conflict of interest.

BACKGROUND OF THE MERGER

Beginning in late 2004, MicroMed began to entertain the idea of becoming a publicly traded company. Numerous meetings were held between MicroMed management and members of the Board of Directors of MicroMed and the decision was made that it was in the best interests of MicroMed to become a public company through a reverse merger with a publicly trading company. After making that decision, in November 2004, MicroMed selected Peyton, Chandler & Sullivan, Inc. (“PCS”) as a consultant to assist MicroMed in identifying a suitable target for a reverse merger.

PCS identified a few potential shells and MicroMed originally decided to proceed with a company other than Salmon. However, due to delays, that other company abandoned further merger discussions with MicroMed. In late December 2004, PCS introduced MicroMed to the principals of Salmon. MicroMed conducted due diligence on Salmon and determined that Salmon was a suitable target for the reverse merger. Thereafter, MicroMed began discussions with principals and advisors of Salmon about the possibility of a Merger.

The parties discussed MicroMed’s operating business and Salmon’s capital structure. The companies then consulted with their respective financial, legal and tax advisors regarding the financial terms and structure of a proposed merger. Thereafter, the principals of Salmon and MicroMed agreed to terms pursuant to which Salmon would act as the publicly traded company to effectuate the Merger.

In late December 2004, investors introduced by PCS, the placement agent engaged to conduct the Private Placement referenced below under the section entitled “Private Placement by MicroMed,” and funds affiliated with Oxford Biosciences, Inc., a greater than 5% stockholder in MicroMed, agreed to fund the purchase and cancellation of shares held by certain shareholders of Salmon. The cancellation of the shares held by Mr. Smith will be effected at the closing of the Merger under the terms of a Share Cancellation Agreement attached hereto as Exhibit K, which is predicted and contingent upon the closing of the Merger.

In late December 2004, MicroMed, Salmon, MergerSub and Messrs. Smith and Weitzman executed the Merger Agreement and Salmon filed a periodic report on Form 8-K reporting the execution of the Merger Agreement. Other than the foregoing, there were no other negotiations, transactions or material contracts between Salmon and MicroMed during the past two years.

STRUCTURE OF THE MERGER

At the effective time of the Merger:

•	Salmon will merge the Merger Sub with and into MicroMed and the separate corporate existence of the Merger Sub shall cease;

•	Salmon will issue shares of its common stock on a one-for-one basis in exchange for 100% of the issued and outstanding shares of common stock MicroMed;

•	Salmon will adopt the MicroMed 1997 Stock Option Plan and the MicroMed 2005 Stock Incentive Plan as its own plans;

•	Salmon will assume options and warrants to purchase shares of common stock previously issued by MicroMed on the same terms and conditions;

•	Salmon will issue the Escrow Shares into escrow to cover indemnification obligations, if any, of Salmon to MicroMed and its stockholders;

•	Salmon will cause 10,010,800 pre-split shares of common stock held by Mr. Smith to be cancelled and extinguished; and

•
In consideration for the aforementioned cancellation of shares, Salmon will distribute its assets (and related liabilities) held prior to the Merger to Mr. Smith and certain third parties unaffiliated to us will pay Mr. Smith cash consideration of $0.060456 per share, or $605,213. The distribution of assets will occur immediately following the closing of the Merger. The net tangible book value as of November 30, 2004 of the assets and liabilities of Salmon to be distributed to Mr. Smith immediately after the closing of the Merger is a net deficit of $12,172. This sum was not aggregated with the cash consideration he is receiving in exchange for the stock he holds in Salmon. As a result, the per share value of the consideration Mr. Smith is receiving is $0.060456 compared to the per share price of $0.098482 to be received by the other current stockholders of Salmon.

As referenced in the section entitled “Background to the Merger”, investors introduced by PCS (none of which are affiliated with either Salmon or MicroMed), the placement agent engaged to conduct the Private Placement referenced below under the section entitled “Private Placement by MicroMed” (which is not affiliated with Salmon) and funds affiliated with Oxford Biosciences, Inc., a greater than 5% stockholder in MicroMed (none of which is affiliated with Salmon), agreed to fund the purchase and cancellation of shares held by certain stockholders of Salmon. These parties will become stockholders of Salmon upon the closing of the Merger and benefit from any appreciation in the market price of Salmon’s common stock. The cancellation of the shares held by Mr. Smith will be effected at the closing of the Merger under the terms of a Share Cancellation Agreement attached hereto as Exhibit K, which is predicated and contingent upon the closing of the Merger. The reason for the cancellation of Mr. Smith’s shares is to cancel shares issued to a party that may be considered an affiliate of Salmon as the sale of such shares to third parties would be restricted under applicable securities laws. Shares purchased from Salmon stockholders are registered pursuant to an effective resale prospectus on Form SB-2 and are being purchased at a per share price that is greater the per share price to be paid to Mr. Smith for the cancellation of his securities.

As a result of the Merger, Salmon shall be the parent corporation and the stockholders of MicroMed will become stockholders of Salmon. Based on the number of shares of common stock and options and warrants to purchase common stock of MicroMed outstanding as of January 31, 2005, after giving effect to the recapitalization referenced herein, but excluding the Escrow Shares and shares issuable further to the Private Placement, we anticipate that there will be 13,785,000 shares of common stock outstanding after the Merger, whereby the current stockholders of Salmon will own approximately 11% of our issued and outstanding shares of common stock, or approximately 10% of our issued and outstanding common stock if all 1,271,418 options and 96,875 warrants to purchase shares of common stock assumed pursuant to the Merger are exercised, which would result in 15,165,662 shares of common stock outstanding. MicroMed has retained a placement agent in connection with the Private Placement of at least $5 million and up to $20 million of its securities prior to the closing of the Merger. To the extent that the Private Placement closes prior to the Merger, we will issue additional shares of our common stock on a one-for-one basis in exchange for any shares so issued by MicroMed prior to closing of the Merger. We would also issue any warrants issued by MicroMed to investors in the Private Placement or to the aforementioned investment banker on the same terms and conditions as issued by MicroMed. If the Private Placement is not closed prior to the Closing of the Merger, it is anticipated that the Private Placement would be effected by Salmon. In either event, the percentage ownership of the remaining stockholders of Salmon will be substantially decreased.

The transaction contemplated by the Merger Agreement is intended to be a “tax-free” reorganization pursuant to the provisions of Section 351 and 368(a)(i)(A) of the Internal Revenue Code of 1986, as amended.

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”) in regard to the shares we anticipate issuing pursuant to the Merger. We believe this offering qualifies as a “business combination” as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506. MicroMed has represented to us that (i) the majority of its stockholders are “accredited investors” as defined in Rule 501(a) of Regulation D and (ii) that less than 35 of its stockholders are “non-accredited.” MicroMed also has represented to us that there has been no advertising or general solicitation in connection with this transaction.

Escrow Shares

In accordance with the terms of the Merger Agreement, we will issue 1,500,000 post-split shares to cover indemnification obligations, if any, to MicroMed and its stockholders. At the closing of the Merger, the Escrow Shares shall be deposited with the Bank of New York (the “Escrow Agent”) until the later of (i) 18 months, or (ii) the resolution of any pending claims at the end of such 18 month term (the “Claim Period”).

During the Claim Period, a designated representative of MicroMed may assert a claim for breach of any of the representations, warranties or covenants of Salmon, MergerSub or Pete Smith contained in the Merger Agreement (each, an “Indemnity Claim”). Any Indemnity Claim must be delivered to the Escrow Agent and a designated representative of Salmon and must set forth (i) facts giving rise to an alleged basis for such claim, (ii) the dollar amount of the loss asserted (the “Loss”), and (iii) the number of Escrow Shares required to satisfy the alleged Loss, as calculated on the basis of “fair market value.” For purposes of the referenced Escrow Agreement, fair market value shall mean the average closing price of Salmon’s common stock over the 90 days prior to the Indemnity Claim, as reported on the Over-the-Counter-Bulletin-Board. The designated Salmon representative will then have up to 30 days to accept or contest the Indemnity Claim. If the designated representative of Salmon does not object to the Indemnity Claim, the Escrow Agent shall release a number of Escrow Shares to cover the alleged Loss. If the designated representative does object to the Indemnity Claim, the matter will be resolved by a mutually selected independent arbitrator.

The Share Cancellation Agreement

Concurrent with the execution of the Merger Agreement, MicroMed, Pete Smith and Stone & Graves entered into a Share Cancellation Agreement on January 31, 2005 whereby Mr. Smith agreed to cancel an aggregate 10,010,080 shares of Salmon common stock held by him on the effective date of the Merger. In consideration for the cancellation of his shares, Mr. Smith will receive $605,213 from unaffiliated parties and all assets and corresponding liabilities held by Salmon immediately prior to the effective date of the Merger. The net tangible book value as of November 30, 2004 of the assets and liabilities of Salmon to be distributed to Mr. Smith immediately after the closing of the Merger is a net deficit of $12,172.

The parties that will provide the $605,213 cash payment to Mr. Smith, as well as cash payments in the aggregate of $144,787 to certain other existing shareholders of Salmon, consist of PCS, R&R Biotech Partners, LLC, Oxford Bioscience Partners II (Annex) L.P., an affiliate of Oxford Biosciences, Inc., a greater than 5% stockholder in MicroMed, and entities and individuals that were introduced by PCS:

Investor	Amount

Peyton, Chandler & Sullivan, Inc.	$184,538.88
Oxford Bioscience Partners II (Annex) L.P.	$217,538.76
R&R Biotech Partners, LLC	$ 32,131.48
Kala Eswaran, Carl Hsu- POA	$ 5,000.00
Jeanny Leung	$ 10,000.00
John Womack	$ 5,000.00
Alan Hsu	$ 8,000.00
Herb Matsinger, Jr. Revocable Trust DtD	$ 25,000.00
Ronald W. Minor	$ 75,000.00
Carl Hsu Trustee Carl C. Hsu MD Inc. PSP 7/01/84	$ 35,000.00
Nathan H. Allen M.D.	$ 10,000.00
Henci Goer	$ 15,000.00
Carl C. Hsu Trustee Carl C. Hsu Inc. PSP 7/01/84, FBO Kathleen Rollins	$ 10,000.00
Huiya Hsu	$ 15,000.00
Michael Chuang, Carl Hsu-POA	$ 12,500.00
Stephanie Walton	$ 5,000.00
John Chin M.D.	$ 25,000.00
Charles E. Frisco, Jr.	$ 5,000.00
Neesan D. Zieour	$ 20,000.00
Daniel McCrimons	$ 5,000.00
Thiry Rajagopal	$ 10,000.00
Ronald S. Weaver M.D.	$ 5,000.00
Timothy R. Surgenor	$ 15,290.00
Dr. Richard Gould	$ 5,000.00

Each of PCS, R&R Biotech Partners, LLC, Oxford Bioscience Partners II (Annex) L.P. and the individuals and entities introduced by PCS are “accredited investors” as that term is defined under Rule 501 of Regulation D.

Stone & Graves acts as the Escrow Agent under the Share Cancellation Agreement, and pursuant to its terms, will cancel the certificate representing Mr. Smith’s shares on the effective date of the Merger. Pursuant to the terms of a Purchase and Escrow Agreement dated as of January 13, 2005 by and among PCS, Rodman & Renshaw, LLC and Oxford Biosciences Partners II (Annex) L.P., certain shareholders of Salmon, Mr. Smith and Stone & Graves, Mr. Smith will receive the $605,213 cash payment and the assets and liabilities of Salmon.

If the Merger Agreement is terminated, Mr. Smith’s shares will remain in escrow pending the closing of an alternative merger transaction between Salmon and another party. The term of the Share Cancellation Agreement commenced on January 31, 2005 and will terminate upon the earlier to occur of the effective date of the Merger or the closing of an alternative merger transaction between Salmon and another party. Mr. Smith will have no rights to cash or stock dividends, if any, with respect to his stock while in escrow, but shall have voting rights. Stone & Graves is indemnified by MicroMed and Mr. Smith under the terms of the Share Cancellation Agreement, except for acts of gross negligence or willful misconduct.

Description of the MicroMed Technology, Inc. 1997 Stock Option Plan

MicroMed’s 1997 Stock Option Plan (the “1997 Plan”) was adopted by MicroMed’s Board of Directors in 1997 and approved by its stockholders. The purpose of the 1997 Plan is to provide additional incentive to MicroMed’s officers, directors, other key employees and significant consultants by encouraging them to invest in shares of common stock, and thereby acquire a proprietary interest in MicroMed and an increased personal interest in MicroMed’s continued success and progress. The 1997 Plan may be administered by the Board of Directors or a Committee, which is appointed by the Board of Directors. The term “Committee” refers to either the Board of Directors or the Committee, depending on who is administering the Plan.

The Committee will determine, among other things, which officers, directors, key employees, and consultants receive an option or options under the 1997 Plan, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of this option.

The Committee may, in its discretion, amend or supplement any of the option terms hereafter described, provided that if an incentive option is granted under the 1997 Plan, the option as amended or supplemented continues to be an incentive stock option.

No individual may receive options under the 1997 Plan for more than 30% of the aggregate number of shares of common stock authorized for issuance under the 1997 Plan.

The options granted under the 1997 Plan have an option price that may either be equal to the fair market value at the date of grant (in the case of incentive stock options) or at such other price determined by the Committee (in the case of non-qualified options). The option price for options intended to be incentive stock options under the 1997 Plan must be at least equal to 100% of the fair market value of the common stock as of the date the option is granted or, if the grantee is the holder of more than 10% of MicroMed’s capital stock, 110% of the fair market value of the common stock as of the date the option is granted. The fair market value will be determined by the Committee.

In the event of a “change of control” of our company, as defined in the Plan, each optionee may exercise the total number of shares then subject to the option. Consequently, the Plan may be deemed to have certain “anti-takeover” and “anti-greenmail” effects. The Merger, as contemplated, would constitute a “change of control.” Accordingly, the vesting of options to purchase 12,112 shares will be accelerated in connection with the Merger.

Subject to the discretion of the Committee, the stock options generally expire 10 years after the date they are granted, with certain exceptions. Options terminate three months after the date on which employment is terminated (whether such termination be voluntary or involuntary), other than by reason of death or disability, but not later than the scheduled termination date. The option terminates one year from the date of termination due to death or disability, but not later than the scheduled termination date.

Description of MicroMed Technology, Inc. 2005 Stock Incentive Plan

Prior to the closing of the Merger, MicroMed’s Board of Directors and stockholders will adopt the MicroMed Technology, Inc. 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”). The 2005 Stock Incentive Plan provides for the grant of up to 2,189,147 post-split shares of common stock pursuant to incentive stock options, nonqualified stock options, stock appreciation rights, common stock and units representing the right to receive shares of common stock under certain circumstances (“Stock Awards”) and other restricted stock awards and stock units for employees, non-employee directors, consultants and advisors.

Incentive stock options may not be granted at less than the fair market value of MicroMed’s common stock at the date of grant. The options can be exercisable at various dates, as determined by the Board of Directors, or a committee designated by the Board of Directors (the “Committee”), and will expire no more than 10 years from the date of grant.

Stock appreciation rights of a term of no more than 10 years and Stock Awards may be granted by the Board of Directors, or the Committee, with terms, conditions and limitations to be decided by the Board of Directors or the Committee. Options, stock appreciation rights and Stock Awards may be granted to consultants and non-employee directors, with terms, conditions and limitations to be decided by the Board of Directors or the Committee.

Options granted under the 2005 Stock Incentive Plan are restricted as to transfer and may contain provisions relating to a change of control and various means of payment upon exercise. While grant documentation will govern the expiration and vesting of the various types of grants available under the 2005 Stock Incentive Plan, replacement options will expire on the earlier of the 10th anniversary of the grant date, and with respect to any exercisable portion of the grant, the expiration of 90 days following termination of employment for reasons other than death, disability or cause, the first anniversary of termination by reason of death or disability, the date of the termination of employment for cause and the date of termination for any reason.

In connection with the Merger, Salmon will assume the 1997 Plan and the 2005 Stock Incentive Plan as stock option plans of Salmon. A complete copy of the 1997 Plan and the 2005 Stock Incentive Plan are attached hereto as Exhibit C-1 and Exhibit C-2, respectively.

Immediately prior to the closing of the Merger, MicroMed will have 56,418 options outstanding under the 1997 Plan and 1,215,000 options outstanding under the 2005 Stock Incentive Plan. Of those amounts, 867,143 options will be held by MicroMed's executive officers, 161,823 options will be held by MicroMed's non-executive directors and 242,452 options will be held by MicroMed's non-executive employees and consultants.

SALMON’S REASONS FOR THE MERGER

Our Board of Directors considered various factors in approving the Merger (including the Plan Assumption) and the Merger Agreement, including:

•	our inability to expand the current level of operations;

•	the available technical, financial and managerial resources possessed by MicroMed;

•	prospects for the future;

•	the quality and experience of management services available and the depth of MicroMed’s management;

•	MicroMed’s potential for growth or expansion;

•	MicroMed’s profit potential; and

•	an anticipated increase in stockholder value as a result of the Merger.

Our Board of Directors considered various factors. Our management determined that the lack of revenue and the inability to expand our operations to profitability were compelling factors. In considering the Merger with MicroMed, our Board of Directors anticipated that this lack of profitability was likely to continue for the foreseeable future. Given those circumstances, our Board decided that the best course of action for Salmon and our stockholders was to enter into and conclude the proposed Merger with MicroMed, after which our management would resign. In agreeing to the Merger, our Board hopes that by relinquishing control to MicroMed’s management and assuming MicroMed’s assets and operations, that such a move would eventually add value to Salmon and the interests of our stockholders. Our Board of Directors reached this conclusion after analyzing MicroMed’s operations, technical assets, intellectual property and managerial resources, which are described in more detail below and believes that acquiring MicroMed’s operations by means of the Merger was the best opportunity to increase value to our stockholders. Our Board of Directors did not request a fairness opinion in connection with the Merger.

MICROMED’S REASONS FOR THE MERGER

MicroMed’s Board of Directors considered various factors in approving the Merger and the Merger Agreement, including:

•	the increased market liquidity expected to result from exchanging securities in a private company for publicly traded securities of Salmon;

•	the ability to use securities of a publicly-traded company to make acquisition of assets or businesses;

•	increased visibility in the financial community;

•	enhanced access to the capital markets;

•	improved transparency of operations; and

•	perceived credibility and enhanced corporate image of being a publicly traded company.

MicroMed’s Board of Directors did not request a fairness opinion in connection with the Merger.

REPORTING OBLIGATIONS

We are not required to file reports with the SECunder the Exchange Act. As a result, we may cease filing information publicly with the SEC at any time; however, management intends to voluntarily continue to file all reports under the Exchange Act until consummation of the Merger, and the management of MicroMed plans to file Form 8-A following the consummation of the Merger so that a report under Section 15(d) of the Exchange Act will be filed for the first periodic reporting period following the consummation of the Merger.

Since we are not subject to the reporting obligations under the Exchange Act, there is a risk that our shares may cease trading on the Over-the-Counter-Bulletin-Board.

RISK FACTORS

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. Salmon and MicroMed will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company’s control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

RISKS RELATED TO MICROMED

MicroMed has incurred significant operating losses since inception and expects to continue to incur losses, and it cannot assure you that it will achieve profitability.

MicroMed has not generated significant revenues from commercial sales in international markets and from reimbursements from its U.S. clinical trials. Since MicroMed’s formation in 1995, it has incurred substantial costs from research and product development efforts, preclinical and clinical studies and general and administrative expenditures. MicroMed expects that its expenses will increase as a result of increased clinical testing and regulatory compliance costs. MicroMed has incurred net losses every year since its inception and has an accumulated deficit of approximately $72 million as of December 31, 2004. MicroMed expects to continue to incur losses over at least the next two years, and the amount of future losses is uncertain. MicroMed’s ability to generate revenue and become profitable will depend on obtaining regulatory approvals in the U.S. and achieving market acceptance for the DeBakey VAD. Sales of the DeBakey VAD in the U.S. cannot begin until MicroMed receives necessary regulatory approvals. MicroMed may never obtain necessary regulatory approval, generate significant revenues from commercial sales or achieve profitability.

If MicroMed’s revenues fail to grow at a pace rapid enough to offset planned increases in expenses, or if MicroMed is unable to curb its losses and achieve profitability, its future growth could be harmed.

MicroMed has incurred significant operating losses since its inception in October 1995 that raise doubts about MicroMed’s ability to continue as a going concern, and if MicroMed does not achieve profitability you may lose your entire investment.

MicroMed began selling the DeBakey VAD System in Europe and select international markets in April 2001 and has yet to demonstrate that it can generate sufficient sales to become profitable. MicroMed has incurred significant net losses since its inception in October 1995, including a net loss available to common stockholders of $14.2 million for the year period ended December 31, 2004. As of December 31, 2004, MicroMed had an accumulated deficit of approximately $72 million. MicroMed expects to continue to incur operating losses at least through 2007. Further, MicroMed expects operating expenses to increase as it seeks U.S. regulatory clearance for the DeBakey VAD, build a technical support organization for product introduction and market development, continue engineering and development projects, and increase administrative activities to support MicroMed’s planned growth. The extent of MicroMed’s future operating losses and the timing of its profitability are highly uncertain, and MicroMed may never generate sufficient revenues to achieve or sustain profitability.

Based upon funds available to us at December 31, 2004, our independent auditors expressed doubt about our ability to continue as a going concern if we are unable to raise additional funds. In this regard, see the explanatory paragraph in our auditor’s report in Exhibit I of this Information Statement. If revenues fail to grow at a pace rapid enough to offset planned increases in MicroMed’s expenses or if MicroMed is unable to curb its losses and achieve profitability, the value of your investment may be lost.

MicroMed’s success depends entirely on the DeBakey VAD.

MicroMed depends entirely on the DeBakey VAD and related accessories for its success. The DeBakey VAD will require regulatory approval before it can be marketed in the U.S. MicroMed has not sold significant numbers of products in international markets or in the U.S. and it cannot assure you that its efforts will be successful or that the DeBakey VAD will be safe or effective, approved by regulatory authorities or successfully marketed. Because the DeBakey VAD is MicroMed’s primary product focus, its inability to obtain the necessary regulatory approvals or to market and commercialize the DeBakey VAD successfully would materially affect its ability to achieve significant revenue and would make it likely that MicroMed would not achieve profitability.

If the DeBakey VAD is not accepted by the medical community MicroMed will not achieve significant revenues and will not be profitable.

The commercial success of the DeBakey VAD depends on its acceptance by cardiologists and cardiac surgeons. Such acceptance will depend on clinical trial results and the conclusion by these physicians that the DeBakey VAD is safe, cost-effective and an acceptable method of treatment. MicroMed cannot assure you that the DeBakey VAD will provide benefits considered adequate by providers of cardiovascular treatments or that a sufficient number of providers will use the DeBakey VAD for it to achieve commercial success. Even if MicroMed establishes the safety and effectiveness of the DeBakey VAD, physicians may elect not to use it for a number of reasons, including:

•	adverse medical effects suffered by patients implanted with the DeBakey VAD during clinical trials or after commercialization, even if unrelated to the DeBakey VAD;

•	lack of experience with the DeBakey VAD;

•	the perceived increased risk of patient infection associated with VADs generally;

•	perceived liability risks generally associated with the use of new medical products; and

•	adverse publicity regarding the DeBakey VAD, truthful or false, or favorable publicity regarding a competing VAD or medical alternative that could adversely affect acceptance of the DeBakey VAD by the medical community.

The maintenance of existing and the establishment of additional relationships with cardiac surgeons and cardiologists is necessary for MicroMed to achieve significant responses.

A limited number of cardiac surgeons and cardiologists influence medical device selection and purchase decisions for a large portion of MicroMed’s target cardiac patient population. MicroMed has developed working relationships with cardiac surgeons and cardiologists at a number of leading medical centers in connection with the development of the DeBakey VAD. In addition, surgical teams at several leading foreign medical centers have performed clinical trials to support MicroMed’s applications for CE Mark regulatory approval. If MicroMed fails to maintain existing relationships and arrangements or establish new relationships with these and other physicians and medical centers in support of the DeBakey VAD, MicroMed will not achieve significant revenues and will not be profitable.

The DeBakey VAD will likely have a long and variable sales and deployment cycle, which may cause its revenue and operating results to fluctuate significantly from quarter-to-quarter.

MicroMed expects that the DeBakey VAD will have a lengthy sales cycle and MicroMed may incur substantial sales and marketing expenses and expend significant effort without making significant sales. Even after making a decision to purchase the DeBakey VAD, MicroMed expects that customers may deploy products slowly. For example, MicroMed expects that the length of time between initial contact with cardiac surgeons and the potential purchase of the DeBakey VAD will generally be between nine and 18 months. In addition, the cardiac centers that buy the majority of MicroMed’s products are usually led by cardiac surgeons who are heavily recruited by competing centers or by centers looking to increase their profiles. When one of these surgeons moves between centers, MicroMed may experience a temporary but significant reduction in purchases by the departed center while it replaces its lead surgeon. As a result, it will be difficult for MicroMed to predict the quarter in which its customers may purchase the DeBakey VAD and MicroMed’s revenue and operating results may vary significantly from quarter to quarter, which increases the risk of an operating loss for MicroMed for any given quarter.

Future changes in technology could render the DeBakey VAD obsolete or uncompetitive.

The field of technology relating to cardiac assistance and therapy and the medical device industry has undergone rapid and significant technological development. MicroMed expects that the technology associated with cardiac assist devices will continue to develop rapidly, and its success will depend in large part on its ability to establish a competitive position with respect to this technology. Additionally, new surgical procedures and medications could develop that replace or reduce the importance of the procedures we are developing the DeBakey VAD to perform. Third parties may succeed in developing or marketing technologies and products that are more effective than the DeBakey VAD or that would render the DeBakey VAD obsolete or uncompetitive before MicroMed recovers any or all of its research, development and commercialization expenses.

MicroMed may be unable to compete successfully with its competitors.

MicroMed faces competition from companies that develop, manufacture and market cardiac assist and therapy products and technology. MicroMed also competes with universities and other research institutions in the development of cardiac assist and therapy technologies. Many of MicroMed’s competitors have greater technical and financial resources. Some of these competitors have currently available and marketed cardiac assist products, as well as cardiac assist products and technologies under development. For example, other companies are currently developing axial flow and centrifugal VADs that, if successfully commercialized, could compete with the DeBakey VAD.

MicroMed’s ability to compete successfully is based on numerous factors, including:

•	the performance, effectiveness and size of the DeBakey VAD relative to competing products;

•	the relative speed with which it is able to bring the DeBakey VAD to market in its target markets;

•	the cost-effectiveness of the DeBakey VAD; and

•	the ease of use of the DeBakey VAD.

If MicroMed is unable to distinguish the DeBakey VAD from competing products, or if competing products reach the market first, MicroMed may be unable to compete successfully with current or future competitors. This would cause its revenues to decline and affect its ability to achieve profitability.

MicroMed’s clinical trials may prove unsuccessful or lead to significant setbacks in obtaining necessary regulatory approvals.

In order to obtain regulatory approvals for commercial sale of the DeBakey VAD, MicroMed must demonstrate through clinical trials that the DeBakey VAD is safe and performs as intended. MicroMed must demonstrate that the DeBakey VAD, which was designed to provide increased blood flow to patients who suffer from end-stage heart failure, can operate effectively and reliably within a patient for an extended period of time.

MicroMed commenced clinical trials for the DeBakey VAD in Europe in November 1998 and in the U.S. in June 2000. During its clinical trials, patients have died or suffered other adverse medical effects, including adverse effects commonly associated with VAD use generally. For example, during MicroMed’s European and U.S. clinical trials, there have been instances of thrombus formation (blood clots) in the DeBakey VAD which required therapeutic intervention and/or caused serious adverse effects. Adverse medical effects may continue to occur in future clinical trials. Patient deaths and other adverse effects, even if unrelated to the DeBakey VAD, could adversely affect MicroMed’s clinical trial results and thus its ability to secure required regulatory approval. The DeBakey VAD will require further trials in the U.S. before obtaining or applying for regulatory approval for marketing and may require further clinical trials in Europe for product enhancements.

Clinical trials may identify significant technical or other obstacles to be overcome prior to obtaining necessary regulatory or reimbursement approvals. A number of companies have suffered significant setbacks in advanced clinical trials, even after promising results in earlier trials. MicroMed may suffer such setbacks. MicroMed, or regulatory authorities, may suspend or terminate clinical trials at any time.

MicroMed also may encounter unexpected delays, expenses, technical problems or other difficulties related to development, manufacturing and marketing of the DeBakey VAD that could result in the abandonment or substantial change in the design, development and commercialization of the DeBakey VAD. MicroMed’s failure or inability to address such problems adequately or timely would have a material adverse effect on its ability to commercially market its products. Although MicroMed has received CE Mark approval for the bridge-to-transplant (“BTT”), destination therapy (“DT”) and pediatric indications and has received U.S. regulatory approval to commercialize the DeBakey VAD for pediatric indications pursuant to a humanitarian device exemption (“HDE”), it cannot assure you as to when its U.S. clinical trials will be completed or that it will obtain required U.S. regulatory approvals or other non-U.S. regulatory approvals for the DeBakey VAD and any product enhancements when expected or at all.

MicroMed may not obtain or maintain regulatory clearances or approvals required for marketing and commercially selling the DeBakey VAD in the U.S. and such failure or delay in obtaining or maintaining such clearances or approvals could adversely affect its business, financial condition and results of operations.

The research and development, manufacturing, marketing and distribution of the DeBakey VAD system in the U.S. is subject to regulation by numerous authorities, including the Food and Drug Administration (“FDA”). MicroMed must comply with the Federal Food, Drug, and Cosmetic Act and the regulations promulgated under the Act, administered by the FDA. Prior to marketing or commercial sale in the U.S., MicroMed must obtain a Pre-Market Approval (“PMA”) for the DeBakey VAD from the FDA. The process of obtaining this approval is lengthy, expensive and uncertain. Securing FDA clearances and approvals will require submission of clinical data and supporting information to the FDA. Product clearances and approvals can be withdrawn for failure to comply with regulatory requirements or on the occurrence of unforeseen problems following initial marketing. MicroMed also must comply with regulations administered by the FDA including the Quality Systems Requirements and Good Laboratory Practice regulations. These regulations require MicroMed to follow certain prescribed testing, quality, control, storage and documentation procedures. The FDA monitors compliance with applicable regulatory requirements through periodic site inspections.

MicroMed cannot assure you that it will be able to obtain necessary regulatory clearances or approvals on a timely basis, if at all, and delays in receipt or failure to receive such clearances or approvals, the loss of previously received clearances or approvals, or failure to comply with existing or future regulatory requirements could have a material adverse effect on MicroMed’s business, prospects, financial condition and results of operations. Moreover, regulatory clearances or approvals for the DeBakey VAD, even if granted, may include significant limitations on the uses for which the product may be marketed. In addition, certain material changes to approved medical devices are subject to FDA review and approval. MicroMed cannot assure you that it will be able to maintain compliance with all regulatory requirements. Changes in existing laws, regulations or policies and the adoption of new laws, regulations or policies could prevent MicroMed from, or could affect the timing of, achieving compliance with regulatory requirements, including current and future regulatory clearances or approvals, where necessary.

MicroMed may be unable to obtain or maintain necessary clearances or approvals required for the international commercialization of the DeBakey VAD in certain countries, which could adversely affect its business, financial condition and results of operations.

MicroMed intends to market the DeBakey VAD in international markets as well as domestically. A number of risks are inherent in international transactions. Sales of products outside of the U.S. are subject to foreign regulatory requirements governing, among other things, product approval, product testing and licensing standards, manufacturing processes, pricing and reimbursement levels that may vary widely from country to country. Regulations governing requirements for approvals or clearance to market, the time required for regulatory review and sanctions imposed for violations also vary from country to country. The time required to obtain clearance from a foreign country may be longer or shorter than that required by the FDA or other such agencies, and other regulatory requirements may differ.

Prior to commercial sale of medical devices in the countries of the European Union, MicroMed was required to receive a CE Mark certification, an international symbol of quality and compliance with applicable European community medical device directives. In particular, MicroMed must comply with the Essential Requirements of the Medical Devices Directive, which primarily relate to safety and performance, and to undergo conformity assessment certification by a Notified Body in order to qualify for CE Mark approval.

In Europe, MicroMed is also subject to the Active Implantable Medical Device Directive, which regulates quality medical device manufacturing. In addition, MicroMed must meet the technical standards established by the International Organization for Standardization (“ISO”). ISO 9000 is a series of international standards on quality management and assurance. ISO 13485 is the medical version of ISO 9001, which incorporates all quality elements, including design.

Although MicroMed has received CE Mark approval for the bridge-to-transplant, destination therapy and pediatric indications, it cannot assure you that it will obtain or maintain regulatory approvals or clearances in countries of the European Union or other foreign countries or that MicroMed will not have to incur significant costs in obtaining or maintaining foreign regulatory approvals or clearances. In addition, if existing regulations are changed or modified,

MicroMed cannot assure you that it will be able to comply with any such changes or modifications or that such changes or modifications will not result in significant costs in order to comply with such changes or modifications. Delays in receipt of approvals or clearances to market the DeBakey VAD in international countries, failure to receive such approvals or clearances or the future loss of previously received approvals or clearances could have a material adverse effect on MicroMed’s business, prospects, financial condition and results of operations. International sales also may be limited or disrupted by political instability, failure to receive adequate reimbursement, price controls, trade restrictions and the impositions of or changes in tariffs, any of which could have a material adverse effect on its business, prospects, financial condition and results of operations. Collection of receivables from some foreign countries can be problematic. MicroMed cannot assure you that it will be able to successfully commercialize the DeBakey VAD in any international market.

If MicroMed is unable to obtain regulatory approval for marketing the DeBakey VAD for other indications, or for product enhancements to the DeBakey VAD, its growth prospects will be limited.

Even though MicroMed has received CE Mark approval for the bridge-to-transplant, destination therapy and pediatric indications, and even if it receives a PMA from the FDA for such indications and it is successful in marketing the DeBakey VAD for such indications, MicroMed may be unable to expand its business as intended to address these markets. MicroMed has not received, and may never receive, regulatory approval for other indications such as bridge-to-recovery. Additional regulatory approvals will be required for MicroMed to conduct clinical trials to support the use of our DeBakey VAD and to commercialize the DeBakey VAD for such other indications. If MicroMed is unsuccessful in completing the required clinical trials and obtaining the necessary regulatory approvals to market the DeBakey VAD for expanded uses, its growth prospects will be limited. Even if MicroMed obtains the necessary regulatory approvals for other indications, it may fail to gain market acceptance for the DeBakey VAD for such other indications.

MicroMed plans to make product enhancements to the DeBakey VAD system from time to time. Product enhancements require supplemental filings with and further approval from regulatory authorities, and may require additional clinical trials. The process of obtaining regulatory approval for a product enhancement may take a long period of time, and MicroMed cannot assure you that it ultimately will obtain approval for any product enhancement.

The DeBakey VAD may not receive approval for reimbursement by governments and other third-party payors.

Sales of the DeBakey VAD will depend largely on the availability of adequate reimbursement from third-party payors such as governments and private insurers. Healthcare providers that purchase medical devices for treatment of their patients generally rely on third-party payors to reimburse all or part of the costs associated with treatment. Medical devices incorporating new technologies, such as the DeBakey VAD, are closely examined by governments and private insurers to determine whether the device and associated medical procedures will be covered for reimbursement, and, if so, the level of reimbursement that will apply.

Government and other third-party payors are increasingly attempting to contain healthcare costs by limiting both coverage and the level of reimbursement of therapeutic products and by refusing in some cases to provide any coverage for uses of approved products for indications other than those for which their respective regulatory agencies (e.g., the FDA) have granted marketing approval. MicroMed cannot predict whether reimbursement for the DeBakey VAD will be sufficient from third-party payors to adequately compensate hospitals for DeBakey VAD implants. Failure to obtain such adequate reimbursement could influence selection of the DeBakey VAD for treatment and could have a material adverse effect on MicroMed’s business, financial condition and results of operations.

MicroMed is the sole manufacturer of the DeBakey VAD and has only one manufacturing facility, the loss of which would harm MicroMed’s revenues and damage its business.

MicroMed currently produces the DeBakey VAD in its manufacturing facility located in Houston, Texas, which is the sole source for production of the DeBakey VAD. A natural disaster or other event that resulted in the destruction or loss of part or all of the manufacturing facility or a work stoppage or other employee issues that interrupted or stopped DeBakey VAD production would significantly harm MicroMed’s business and operations. Although Micromed believes other manufacturing facilities could manufacture the DeBakey VAD in compliance with the FDA’s Quality System Regulation, MicroMed may not be able to find an alternate facility that could meet production requirements on short notice. Even if MicroMed finds an alternate facility, production costs likely would increase, particularly if MicroMed needs the DeBakey VAD produced on short notice.

MicroMed depends on suppliers to provide key materials and components of the DeBakey VAD, and any change in MicroMed’s relationship with its suppliers could prevent MicroMed from delivering the DeBakey VAD in a timely manner, reducing its future revenues or increasing its costs.

MicroMed relies on third-party suppliers to provide key materials and components of the DeBakey VAD system, some of which are single source suppliers. MicroMed’s reliance on these third-party suppliers subjects it to other risks that could harm its business, including:

•	suppliers could encounter manufacturing problems due to a variety of reasons, including failure to follow specific protocols and procedures, failure to comply with applicable regulations, including the FDA’s Quality System Regulation, equipment malfunction and environmental factors;

•	suppliers often manufacture medical or other devices for a range of customers, and fluctuations in demand for the products those suppliers make for others may affect their ability to deliver components to us in a timely manner;

•	suppliers may encounter financial hardships unrelated to MicroMed’s demand for products, which could inhibit their ability to fulfill our orders and meet delivery requirements;

•	the suppliers may make errors in manufacturing materials and components that could negatively affect the efficacy or safety of the DeBakey VAD or cause delays in its shipment;

•	MicroMed may not be able to obtain adequate inventories of the materials and components it needs in a timely manner or on commercially reasonable terms; and

•	MicroMed may have difficulty locating and qualifying alternative suppliers for these products.

MicroMed’s ability to protect its intellectual property rights involves many complexities and uncertainties; commercialization of the DeBakey VAD could give rise to claims that its technology infringes on the rights of others.

MicroMed’s business depends significantly on its proprietary technology. MicroMed relies on a combination of patents, trademarks and confidentiality agreements and other contractual provisions to establish, maintain and protect its proprietary rights, all of which afford only limited protection. MicroMed’s success will depend to a significant extent on its ability to obtain and maintain patent and trademark protection for the DeBakey VAD and related technologies, to preserve trade secrets and to operate without infringing the proprietary rights of others.

MicroMed cannot assure you that it will obtain additional patents or that issued patents will provide substantial protection against competitors with similar technology or be of commercial benefit to MicroMed. The issuance of a patent is not conclusive as to its validity or enforceability, nor does it provide the patent holder with freedom to operate without infringing the patent rights of others.

The medical device industry is characterized by a large number of patents and by frequent and substantial intellectual property litigation. A patent could be challenged by litigation and, if the outcome of such litigation were adverse to the patent holder, competitors might be free to use the subject matter covered by the patent, or the patent holder might license the technology to others in settlement of such litigation. The invalidation of key patents owned by or licensed to MicroMed or nonapproval of pending patent applications could create increased competition, with potentially material adverse effects on MicroMed and its business.

MicroMed is potentially subject to claims and litigation from third parties claiming that MicroMed’s products or processes infringe their patent or other proprietary rights. If any such actions are successful, in addition to any potential liability for damages, MicroMed could be required to obtain a license in order to continue to manufacture, use or sell the affected product or process. Litigation, which could result in substantial cost to MicroMed, also may be necessary to enforce its patent and proprietary rights and/or to determine the scope and validity of the patents or proprietary rights of others. Any intellectual property litigation would be costly and could divert the efforts and attention of MicroMed’s management and technical personnel, which could have a material adverse effect on its business, financial condition and results of operations. MicroMed cannot assure you that infringement claims will not be asserted in the future or that such assertions, if proven to be true, will not prevent MicroMed from selling its products or materially and adversely affect its business, financial condition and results of operations. If any such claims are asserted against it, it may seek to enter into a royalty or licensing arrangement. MicroMed cannot assure you that a license will be available on commercially reasonable terms, or at all.

MicroMed also relies on unpatented trade secrets, and no assurance can be given that others will not independently develop substantially equivalent proprietary information and techniques, or otherwise gain access to its trade secrets or disclose such technology, or that MicroMed can meaningfully protect its right to unpatented trade secrets.

If the rights to technology that MicroMed has licensed terminate, its commercialization efforts could be delayed or fail.

Fundamental elements of the DeBakey VAD technology have been licensed from NASA and Baylor College of Medicine. MicroMed has worldwide rights to that technology, but these exclusive rights will terminate on the expiration of the licensed patent relating to the technology or final abandonment of any pending patent application. The licensed patent relating to the technology does not expire before 2013. Additionally, MicroMed’s exclusive rights may be terminated if it breaches the terms of the license agreements and fails to cure the breach.

Termination of MicroMed’s agreements with NASA or Baylor College of Medicine could delay or suspend MicroMed’s overall commercialization efforts. The failure to maintain the right to license such technology could require MicroMed to cease providing products or services using such licensed technology and, therefore, would likely result in loss of revenue for its business.

MicroMed may be subject to claims of trademark infringement, which may harm its business.

MicroMed may be subject to legal proceedings alleging claims of trademark infringement in the future. MicroMed has recently become aware that other parties are utilizing the “Micromed” mark, or other marks that incorporate the letters "Micromed," and those parties may have rights to such mark that are superior to those of MicroMed. In this event, MicroMed may be required to stop using the name in particular markets or to obtain a license from these parties to use it in such markets. If MicroMed must rebrand, it may result in significant marketing expenses and additional management time and resources, which may adversely affect its business.

Product liability claims in excess of MicroMed’s insurance coverage could adversely affect its business, financial condition and results of operations.

The research, development and commercialization of medical devices entails significant product liability risks. The use of the DeBakey VAD in clinical trials and its commercial sale may expose MicroMed to liability claims. These claims might be made directly by consumers, healthcare providers or persons selling the device. MicroMed currently maintains product liability insurance in an aggregate amount of $20 million; however, MicroMed cannot assure you that it will be able to maintain such insurance on acceptable terms or that such insurance will be sufficient to protect it against potential claims or that insurance will be available in the future in amounts sufficient to protect it. A product liability claim, product recall or other claim, as well as any claims for uninsured liabilities or in excess of insured liabilities, could result in substantial costs to MicroMed, divert management attention from its operations and generate adverse publicity. This could harm MicroMed’s reputation, result in a decline in revenues and increase expenses.

MicroMed may be unable to scale its operations successfully.

MicroMed’s plan is to grow rapidly. Its growth will place significant demands on MicroMed’s management and manufacturing capacity, as well as its financial, administrative and other resources. MicroMed cannot guarantee that any of the systems, procedures and controls it puts in place will be adequate to support the commercialization of the DeBakey VAD or other operations. MicroMed’s operating results will depend substantially on the ability of its officers and key employees to manage changing business conditions and to implement and improve its financial, administrative and other resources. If MicroMed is unable to respond to and manage changing business conditions, or the scale of its products, services and operations, then the quality of its services, its ability to retain key personnel and its business could be harmed.

MicroMed depends on certain key executive personnel and other key scientific and managerial personnel for its success, the loss of whom could adversely affect its business, financial condition and results of operations.

MicroMed’s success depends on the continued availability and contributions of members of its scientific and senior management teams and other key personnel. The loss of services of any of these persons could delay or reduce MicroMed’s product development and commercialization efforts. Furthermore, recruiting and retaining qualified scientific personnel to perform future research and development work will be critical to MicroMed’s success. The loss of members of MicroMed’s management team, key clinical advisors or scientific personnel, or its inability to attract or retain other qualified personnel or advisors, could significant weaken its management, harm its ability to compete effectively and harm its business.

MicroMed’s future capital needs are uncertain. Salmon may need to raise additional funds in the future and these funds may not be available on acceptable terms or at all.

If MicroMed completes the Private Placement, including the conversion of approximately $4.5 million of convertible notes issued in connection with the 2004 and 2005 Bridge Loans, prior to the closing of the Merger, Salmon believes that MicroMed will have sufficient cash and cash equivalents to meet projected operating requirements for at least the through the end of 2005. However, if MicroMed does not complete the Private Placement prior to the closing of the Merger, Salmon will need to seek additional funds from public and private stock offerings, borrowings under credit lines or other sources. Salmon cannot be certain that additional capital will be available on favorable terms, or at all. Any subsequent equity financing could result in dilution to your share holdings. If adequate funds are unavailable, MicroMed may be required to scale back or discontinue its product development program or clinical trials, or obtain funds through strategic alliances that may require MicroMed to relinquish rights to certain of its technologies. Refer also to “Management’s Discussion and Analysis of MicroMed’s Financial Condition and Results of Operations-Liquidity and Capital Resources.”

MicroMed’s non-U.S. sales present special risks.

During the years ended December 31, 2004 and 2003, sales originating outside the U.S. and U.S. export sales accounted for approximately 29% and 30%, respectively, of MicroMed’s total revenues. MicroMed anticipates that sales outside the U.S. will continue to account for a significant percentage of its product sales and MicroMed intends to continue to expand its presence in international markets. Non-U.S. sales are subject to a number of special risks. For example:

•	products may be sold a lower price outside the United States;

•	competitors provide products for no charge during clinical trials;

•	sales agreements may be difficult to enforce;

•	receivables may be difficult to collect through a foreign country’s legal system;

•	foreign customers may have longer payment cycles;

•	foreign countries may impose additional withholding taxes or otherwise tax foreign income, impose tariffs or adopt other restrictions on foreign trade;

•	U.S. export licenses may be difficult to obtain;

•	intellectual property rights may be more difficult to enforce in foreign countries;

•	terrorist activity may interrupt distribution channels or adversely impact customers or employees; and

•	fluctuations in exchange rates may affect product demand and adversely affect the profitability, in U.S. dollars, of products sold in foreign markets where payments are made in local currencies.

Any of these events could harm MicroMed’s operations or operating results.

Compliance with changing regulation of corporate governance and public disclosure will result in additional expenses.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission regulations, are creating uncertainty for public companies. Following the Merger, Salmon's new management team (the current management of MicroMed) will need to invest significant management time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

RISKS RELATED TO CAPITAL STRUCTURE

There is no assurance of an established public trading market, which would adversely affect the ability of investors in Salmon to sell their securities in the public market.

Although Salmon’s common stock is quoted on the OTC Bulletin Board, a regular trading market for the securities does not yet exist and may not exist or be sustained in the future. Salmon has not registered its common stock under Section 12 of the Exchange Act and therefore is not required to file reports under the Exchange Act. As a result, Salmon could cease filing information publicly with the SEC at any time. While MicroMed’s management intends to register Salmon’s common shares under Section 12 of the Exchange Act concurrently with the closing of the Merger through the filing of Form 8-A, there are risks that Salmon’s shares could cease being listed for quotation on the OTC Bulletin Board prior to the closing of the Merger. Such registration of Salmon’s common stock under Section 12 of the Exchange Act must occur before trading in Salmon’s common stock can commence. The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time. The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD’s automated quotation system (the “NASDAQ Stock Market”). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for Salmon’s common stock will be influenced by a number of factors, including:

•	the issuance of new equity securities pursuant to the Merger, or a future offering;

•	changes in interest rates;

•	competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

•	variations in quarterly operating results;

•	change in financial estimates by securities analysts;

•	the depth and liquidity of the market for Salmon’s common stock;

•	investor perceptions of the company and the medical device industry generally; and

•	general economic and other national conditions.

Shares eligible for future sale may adversely affect the market price of Salmon's common stock, as the future sale of a substantial amount of outstanding stock in the public marketplace could reduce the price of Salmon's common stock.

If MicroMed completes the Private Placement prior to closing of the Merger, Salmon will likely be obligated to file a registration statement with the Securities and Exchange Commission within 30-90 days from the closing of the Private Placement which covers the subsequent resale by investors of any shares of common stock or shares of common stock underlying warrants purchased in any such offering. Additionally, following the Merger, the former stockholders of MicroMed may be eligible to sell all or some of their shares of common stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Securities Act ("Rule 144"), subject to certain limitations. In general, pursuant to Rule 144, a stockholder (or stockholders whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of securities, without any limitations, by a non-affiliate that has satisfied a two-year holding period. Any substantial sale of common stock pursuant to any resale prospectus or Rule 144 may have an adverse effect on the market price of Salmon's common stock by creating an excessive supply.

Salmon’s common stock could be considered a “penny stock” and may be difficult to sell.

Salmon’s common stock could be considered to be a “penny stock” if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Exchange Act. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a “recognized” national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a “penny stock” is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Additionally, Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor’s account.

Potential investors in Salmon’s common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be “penny stock.” Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of Salmon’s common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

Following the Merger, the former principal stockholders of MicroMed will have significant influence over Salmon.

Charterhouse Group Inc., Oxford Bioscience Partners, SV Life Sciences, Essex Woodlands Health Ventures and Mitsui & Co. Venture Partners, and their respective affiliates, will beneficially own, in the aggregate, over 50% of Salmon’s outstanding voting stock following the Merger. As a result, these former principal stockholders of MicroMed will possess significant influence, giving them the ability, among other things, to elect a majority of the Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of Salmon.

If Salmon fails to maintain effective internal controls over financial reporting, the price of its common stock may be adversely affected.

Salmon’s internal controls over financial reporting may have weaknesses and conditions that need to be addressed, the disclosure of which may have an adverse impact on the price of our common stock. Salmon is required to establish and maintain appropriate internal controls over financial reporting. Failure to establish those controls, or any failure of those controls once established, could adversely impact Salmon’s public disclosures regarding our business, financial condition or results of operations. In addition, management’s assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in its internal controls over financial reporting or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in Salmon’s internal controls over financial reporting, disclosure of management's assessment of its internal controls over financial reporting or disclosure of Salmon’s public accounting firm's attestation to or report on management's assessment of Salmon’s internal controls over financial reporting may have an adverse impact on the price of its common stock.

Standards for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 are uncertain, and if Salmon fails to comply in a timely manner, its business could be harmed and its stock price could decline.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of Salmon's internal control over financial reporting, and attestation of its assessment by Salmon’s independent registered public accountants. On March 2, 2005, the SEC extended the compliance dates for non-accelerated filers, as defined by the SEC, by one year. Accordingly, we believe that this requirement will first apply to our annual report for fiscal 2006. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. Salmon may encounter problems or delays in completing activities necessary to make an assessment of its internal control over financial reporting. In addition, the attestation process by Salmon's independent registered public accountants is new and Salmon may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by Salmon's independent registered public accountants. If Salmon cannot assess its internal control over financial reporting as effective, or its independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

Salmon does not foresee paying cash dividends in the foreseeable future.

Salmon has not paid cash dividends on its stock and does not plan to pay cash dividends on its stock in the foreseeable future.

DIRECTORS AND SENIOR MANAGEMENT OF SALMON FOLLOWING THE MERGER

Following completion of the Merger, the Board of Salmon will resign and new appointees will consist of directors designated by MicroMed. The management and directors are anticipated to include:

Executive Officers and Directors

TRAVIS E. BAUGH, 50, became MicroMed’s President, Chief Executive Officer and a Director in January 2005. Mr. Baugh served as MicroMed’s Executive Vice President, Finance and Operations from October 2003 until January 2005 and has served as its Chief Financial Officer since its inception in 1995. From MicroMed’s inception to March 2003, Mr. Baugh served as a Director and also served as its Senior Vice President from its inception to October 2003. From 1991 to 1994, Mr. Baugh served as Senior Vice President and Chief Financial Officer of Grasso Corporation, a publicly traded company, where he also directly managed the activities of Medic Systems, a division of Grasso that provided remote paramedical services. Mr. Baugh was previously a Senior Accountant with Arthur Young & Company and is a Certified Public Accountant.

BETTY SILVERSTEIN RUSSELL, 55, joined MicroMed in August 2002 as its Executive Vice President of Marketing and Sales. In January 2005, Ms. Russell also became MicroMed’s Chief Operating Officer. From 2001 to 2002, Ms. Russell was Executive Vice President of CardiacAssist, Inc. From January 2000 to 2001, she served as Executive Vice President of Marketing and Sales of Biosense Webster, Inc., a subsidiary of Johnson and Johnson, Inc.

From 1988 to 1999, she served as Senior Vice President of Thermo Cardiosystems, Inc. Ms. Russell received her Bachelor of Science in nursing from Georgia State University and her Master of Science in management and administration from Boston University. She is a member of Who’s Who in Professional and Executive Women, a contributing author to Biomedical Business International and a member of the guest facility in the Graduate School of Marketing at Boston College.

ROBERT J. BENKOWSKI, 40, joined MicroMed in August 1996 as its Director of Engineering and became its Vice President of Engineering in April 2000. In January 2005, Mr. Benkowski became Senior Vice President of Engineering. Mr. Benkowski’s background is in aerospace with an expertise in Computer Aided Design, Manufacturing and Engineering (CAD/CAM/CAE). He worked on the engineering of the B-1, C-17 and the CAD integration of the International Space Station. He began working on the DeBakey VAD project in 1990, first while working at NASA’s Johnson Space Center, then at Baylor College of Medicine as a member of Dr. DeBakey’s team. He is a co-inventor of the original NASA technology, our continuation-in-part patent, a pulsatile loop patent, a VAD controller patent, four suction detection and physiologic algorithm patent applications and a neonatal blood pump developed for another company. He has received numerous awards for his work in this area including being inducted into the United States Space Foundation’s “Space Technology Hall of Fame,” the Sezai Innovative Research Award, Olsen-Medforte Clinical Award, and the NASA Commercial Invention of the Year award.

TIMOTHY R. PLACEK, 52, joined MicroMed in March 1998 as its Director of Quality Assurance and, after serving as its Vice President of Quality Systems from February 2001 to December 2002, became its Vice President of Regulatory Affairs and Quality Systems in January 2003. Mr. Placek became Senior Vice President of Regulatory Affairs, Clinical Affairs and Quality Systems in October 2004. From 1997 to 1998, he served as Director of Regulatory Affairs and Quality Assurance for CardioLogic Systems, Inc., a manufacturer of Class III cardiovascular devices, where he coordinated IDE submissions and ISO 9000 and CE certification programs. From 1996 to 1997, he served as Manager of Quality Assurance and Configuration Control at Orthofix, Inc., a manufacturer of Class II and III bone growth stimulators and tissue to bone fixation devices. From 1994 to 1996, he served as Director of Quality Assurance and Regulatory Affairs for Everest & Jennings, Inc., a manufacturer of Class I and II durable medical devices.

MICHAEL A. RUTLEDGE, 35, joined MicroMed in March 2005 as its Vice President, Controller and Secretary. Mr. Rutledge joined Ernst & Young LLP in 1992 and worked there for 13 years in various capacities, most recently as a Senior Manager. Mr. Rutledge is a Certified Public Accountant.

DALLAS W. ANDERSON, 63, has served as a director of MicroMed since 1995. Mr. Anderson served as MicroMed’s President and Chief Executive Officer since its inception in 1995 until January 2005. From 1991 to 1994, Mr. Anderson served as President and Chief Executive Officer of Proclosure Inc., a medical device company involved in laser tissue (wound closure) fusion. From 1986 to 1990, he served as President, worldwide of Davis & Geck, medical device products division of American Cyanamid Company. Prior to that, Mr. Anderson worked for Baxter Healthcare as Director of Operations, New Products and with Johnson & Johnson in progressive levels of operations management.

PAUL M. FRISON, 67, has served as a Director of MicroMed since October 2002. Mr. Frison became President and Chief Executive Officer of the Houston Technology Center (“HTC”) in January 1999, a business accelerator for Houston-based emerging technology companies. Prior to HTC, Mr. Frison was President and/or CEO of three public companies (LifeMark (1975 - 1984), NYSE; ComputerCraft (1984 - 1986), NASDAQ; and LifeCell (1986 - 1999), NASDAQ), each technology based. He received his BA from Occidental College in Los Angeles, California and currently serves on the Board of Directors of the HTC, The Institute of Research and Rehabilitation (“TIRR”), The Entrepreneurship Institute, The Houston Entrepreneurs Foundation, The Lions Eye Foundation - Houston, Boy Scouts of America - Houston, Texas Council of AEA, Texchange, and the Advisory Council of the University of Houston - College of Technology.

JAMES M. GARVEY, 57, has served as a Director of MicroMed since May 2004. Mr. Garvey joined SV Life Sciences (“SVLS”), a venture capital firm, in May 1995 and is the Chief Executive Officer and Managing General Partner, overseeing its approximately $900 million investment activity. Prior to joining SVLS, he was Managing Director for the Venture Capital Division of Allstate Corporation. He has held several senior management positions in companies with multinational operations including Kendall (Tyco) & Millipore. He was also president of start-ups Allegheny International Medical Technology and National Teledata. Mr. Garvey has served on the boards of private and public companies in the U.S. and Europe including public companies Allscripts Pharmaceuticals, Arris Pharmaceuticals, LaserVision Centers, Orthovita, Shire Pharmaceuticals and Sunrise Assisted Living. Mr. Garvey received a BS degree from Northern Illinois University in 1969.

NORWICK B.H. GOODSPEED, 55, has served as a Director of MicroMed since March 2003. Mr. Goodspeed is President and Chief Executive Officer of FlowCardia, Inc., where he has served since March 2004. From May 2000 to January 2004, he was President and Chief Executive Officer of TransVascular, Inc., an interveritional cardiology company acquired by Medtronic, Inc. in September 2003. From June 1997 to May 2000, he was President and Chief Executive Officer of Ocular Sciences, a publicly traded contact lens manufacturer. Previously, Mr. Goodspeed served as President of McGaw Inc. (a manufacturer of I.V. Solutions and a subsidiary of Ivax ) and President and Chief Executive Officer of Vical, Inc. (a gene therapy company). Earlier in his career, Mr. Goodspeed held executive positions with BOC Healthcare and Baxter. He holds an MBA degree from Stanford University and a BA from Yale University.

PHYLLIS HABERMAN, 56, has served as a Director of MicroMed since July 2004. Since 1998, Ms. Haberman has been a partner at Charterhouse Group, a private equity firm with over $1.3 billion currently under management. Ms. Haberman joined Charterhouse in 1985. Previously, Ms. Haberman held various financial and marketing positions at Celanese Corporation. She holds an MBA degree from Columbia University and a BS from Simmons College.

CORNELIUS T. RYAN, 72, has served as a Director of MicroMed since July 2000. Mr. Ryan is a Founding General Partner with Oxford Bioscience Partners, a venture capital firm. Mr. Ryan has specialized in the healthcare field since 1981, when he co-founded Oxford. Previously, Mr. Ryan was President of AMR International, a private company in publishing and business education. He also served as President of GTE New Venture Corp., a wholly owned subsidiary of General Telephone and Electronics (“GTE”), and Vice President of Corporate Development and Strategic Planning. Previously, he co-founded RCC, a publicly traded computer services and financing company. Earlier, he was a Senior Associate and Technology consultant for Arthur D. Little, where he created a healthcare and medical device information service for Wall Street clients. He is the Founding Chairman of the Healthcare Services/Medical Devices Venture Investors’ Group. Mr. Ryan serves on the board of directors of QuadraMed Corporation.

MARTIN P. SUTTER, 49, has served on the Board of Directors of MicroMed since June 2002. Mr. Sutter has over 25 years of management experience in operations, marketing, finance and venture capital. He began his career with Peat Marwick, Mitchell & Co. in 1977 and moved to Mitchell Energy and Development Corp (“MEDC”) shortly thereafter, where he held various management positions primarily in MEDC’s chemical feedstock business segment. In 1984, he founded and managed The Woodlands Venture Capital company, a wholly-owned subsidiary of MEDC, and the Woodlands Venture Partners, an independent venture capital partnership was formed in 1988. During his tenure with both organizations, he founded and/or played a key role in the financing of a number of successful healthcare companies. Mr. Sutter merged his venture practice with Essex Venture Partners to form Essex Woodlands Health Ventures in 1994. Essex Woodlands Health Ventures is one of the oldest U.S. venture capital partnerships focused solely on healthcare and the life sciences, and has approximately $1 billion in capital under management. He currently serves on the Board of Directors of BioForm Medical, Confluent Surgical, EluSys Therapeutics, LifeCell Corporation (NASDAQ: “LIFC”), and Rinat Neuroscience.

Medical Advisory Board

DR. MICHAEL E. DEBAKEY, Chairman, Co-Principal Investigator of the Bridge-to-Transplant trial, is Chancellor Emeritus of Baylor College of Medicine and Director of the DeBakey Heart Center of Baylor and the Methodist Hospital in Houston, Texas. Dr. DeBakey’s surgical career has earned him worldwide recognition as a premier surgeon, medical inventor and innovator, a gifted and dedicated medical educator and an international medical statesman. He joined the Baylor College of Medicine faculty in 1948, serving as Chairman of the Department of Surgery until 1993 and as President of the College from 1969 to 1979. Dr. DeBakey is best known for his innovations in treating cardiovascular disease. He was the first to perform successful excision and graft replacement of arterial aneurysms and obstructive lesions and was a pioneer in the development of an artificial heart, having been the first to use a heart pump successfully in a patient. Dr. DeBakey performed the first successful carotid endarterectomy, the first aortocoronary bypass with autogenous saphenous vein graft. He is the recipient of numerous honorary degrees and citations from universities and heads of state around the world, including the Medal of Freedom (the highest honor the President of the United States can bestow on a civilian), the Medal of Science and the Lasker Award (the American equivalent of the Nobel Prize). Dr. DeBakey has published more than 1,300 medical articles and books on various aspects of surgery, medical research and ethics.

DR. GEORGE P. NOON, Co-Principal Investigator, Bridge to Transplant Trial, has been a key member of the DeBakey VAD development team since inception of the project. Dr. Noon is Executive Director, Multi-Organ Transplant Center at Methodist Hospital and Chief, Division of Transplant and Assist Devices/Professor of Surgery at Baylor College of Medicine in Houston. Dr. Noon is a practicing cardiovascular surgeon at Methodist Hospital in Houston, where he has performed countless heart, lung and kidney transplants. He also served as a Principal Investigator for the Novacor LVAS clinical trials and is a recipient of the NASA Space Technology Hall of Fame Award.

DR. ERIC A. ROSE, M.D., Principal Investigator, Destination Therapy Trial, is the Morris and Rose Milstein, Johnson & Johnson Professor of Surgery and Chairman of the Department of Surgery at Columbia University College of Physicians and Surgeons, and Surgeon-in-Chief at the Columbia Presbyterian Medical Center. Dr. Rose has been on the faculty at Columbia since 1982 after receiving his M.D. from and doing his residency training there. He is board certified by the American Board of Thoracic Surgery and the American Board of Surgery. Dr. Rose was the Principal Investigator for the landmark REMATCH trial comparing Destination Therapy with a VAD to optimal Medical Therapy in end stage heart failure patients. His research interests include: novel anticoagulants, vascular biology, mechanical alternatives to transplantation, surgical clinical trials and outcomes research. Dr. Rose holds several patents in the area of blood coagulation including patents for Fibrin Glue, Inhibition of Thrombosis due to extracorporeal circulation, methods for improving stroke outcome and a method of inhibiting clot formation (inactive recombinant meutein). Dr. Rose has received multiple honors over his career and belongs to 15 regional, national and international medical societies. He has been the primary author of two books and has numerous publications in prestigious medical journals. Dr. Rose’s clinical experience, expertise in blood surface reactions and widespread recognition will ensure MicroMed’s Destination Therapy Trial, known as Destination Evaluation of Long Term Assist (“DELTA”), is one that not only provides data needed for market approval, but also one that has significant scientific impact on the entire VAD community.

Family Relationships

None.

EXECUTIVE COMPENSATION

The following table presents summary information for the years ended December 31, 2004, 2003 and 2002 regarding the compensation of each of our five most highly compensated executive officers.

					Long Term Compensation
		Annual Compensation			Awards		Payouts

Name and Position	Year	Salary($)	Bonus ($)	Other Annual Compensation ($)(3)	Restricted Stock Awards ($)	Securities Underling Options/SARS (#)	LTIP Payouts ($)	All Other Compensation ($)(4)

Dallas W. Anderson(1)	2004	286,000	—	—	—	—	—	4,295
President and Chief Executive Officer	2003	283,885	64,350	—	—	—	—	4,295
	2002	262,981	13,750	—	—	—	—	4,295

Travis E. Baugh(1)	2004	192,000	—	—	—	—	—	—
Executive Vice President, Finance and Operations	2003	182,946	54,600	—	—	—	—	—
	2002	192,500	17,500	—	—	—	—	—

Betty Silverstein Russell (2)	2004	200,000	—	—	—	—	—	—
Executive Vice President of Marketing and Sales	2003	200,000	50,000	—	—	—	—	—
	2002	69,231	50,000	20,324	—	—	—	—

Edward R. Teitel (3)	2004	175,000	—	—	—	—	—	—
Senior Vice President and Chief Medical Officer	2003	175,000	26,250	—	—	—	—	—
	2002	67,308	10,000	—	—			—

Robert J. Benkowski	2004	167,212	—	—	—	—	—	—
Vice President of Engineering	2003	166,000	25,000	—	—	—	—	—
	2002	159,612	12,731	—	—	—	—	—

Timothy R. Placek	2004	147,539	—	—	—	—	—	—
Senior Vice President of Regulatory Affairs, Clinical Affairs and Quality Systems	2003	137,692	30,000	—	—	—	—	—
	2002	122,169	13,822	—	—	—	—	—

(1)	On January 20, 2005, Mr. Baugh was elected President and Chief Executive Officer and Mr. Anderson retired.
(2)	Ms. Russell joined MicroMed in August 2002. Her base salary for 2002 reflects compensation at an annualized rate of $188,000 for the portion of the year that she was an employee.
(3)	Mr. Teitel joined MicroMed in August 2002. His base salary for 2002 reflects compensation at an annualized rate of $165,000 for the portion of the year that he was an employee.
(4)	Other compensation during 2004, 2003 and 2002 represents premiums paid by MicroMed for personal life insurance for Mr. Anderson and relocation expenses for Ms. Russell.

Option Grants in 2004

There were no option grants in 2004.

Aggregated Option Exercises in 2004 and Option Values at December 31, 2004

The following table presents information about the number and value of the shares of common stock underlying unexercised options that are held by each of the individuals listed in the summary compensation table as of December 31, 2004.

There were no option exercises in 2004 by the individuals listed in the summary compensation table.

Amounts shown under the column “Value of Unexercised In-the-Money Options at December 31, 2004” are based on the assumed fair market value of MicroMed common stock on December 31, 2004 of $0.03 per share, without taking into account any taxes that may be payable in connection with the Merger, less the exercise price payable for these shares.

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-The-Money Options at December 31, 2004
	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Dallas W. Anderson	—	—	1,405,002	367,045	—	—
Travis E. Baugh	—	—	563,824	144,995	—	—
Betty Silverstein Russell	—	—	450,000	150,000	—	—
Edward R. Teitel	—	—	187,500	62,500	—	—
Robert J. Benkowski	—	—	437,500	112,500	—	—
Timothy R. Placek	—	—	216,250	58,750	—	—

Employment Agreements and Severance Arrangements

MicroMed is a party to employment agreements with its senior executive officers, including Dallas W. Anderson, Travis E. Baugh, Robert J. Benkowski, Timothy R. Placek, Betty Silverstein Russell and Edward R. Teitel. Mr. Anderson and Mr. Baugh’s employment agreements were amended effective March 1, 2000. Mr. Benkowski and Mr. Placek’s employment agreements were amended effective March 31, 2000. Mr. Teitel’s employment agreement was amended effective August 5, 2002 and Ms. Russell’s employment agreement was amended effective August 19, 2002.

As amended, the employment agreements of Dallas W. Anderson and Travis E. Baugh provide that each of Messrs. Anderson and Baugh are entitled to receive a sum equal to their annual salary, payable either in monthly payments or in a lump sum at the election of MicroMed, upon any termination without cause. The same amount would become due to Mr. Anderson or Mr. Baugh, as the case may be, in the event of a change of control of MicroMed, which is defined to include a merger or consolidation, or an agreement to merge or consolidate, a sale, or an agreement to sell, all or substantially all of MicroMed’s assets, the dissolution of MicroMed and the breach by MicroMed of any provision of the employment agreement.

On January 20, 2005, Mr. Anderson retired and was granted a severance payment of an aggregate $429,000 to be paid to Mr. Anderson in nine monthly installments of $47,667, the first of which was made in January 2005.

As amended, the employment agreement of Robert J. Benkowski provides that he will be entitled to receive a sum equal to his annual salary, payable in 12 monthly payments, upon any termination without cause. As amended, the employment agreement of Timothy R. Placek provides that he will be entitled to receive a sum equal to one half of his annual salary, payable in six monthly payments, upon any termination without cause. While termination without cause is not defined in the employment agreement of either Mr. Benkowski or Mr. Placek, termination for cause in both employment agreements includes (i) a conviction or guilty plea or plea of nolo contendere to a charge that the employee has committed a crime under any federal, state or local law in the United States, (ii) employee’s gross neglect of the duties of his position, (iii) employee’s failure to work exclusively for MicroMed, (iv) willful misconduct, (v) commission of an act of moral turpitude, dishonesty, theft or unethical business conduct, or conduct that impairs or injures MicroMed, any MicroMed employee or MicroMed’s reputation, (vi) disloyalty, including, but not limited to, aiding a competitor, (vii) any material breach of the employment agreement or MicroMed’s policies or rules, or (viii) employee’s failure to fully and truthfully cooperate in any investigation by MicroMed.

As amended, the employment agreements of each of Betty Silverstein Russell and Edward R. Teitel provide that each are entitled to receive a sum equal to their annual salary, payable in bi-weekly payments, upon any termination without cause. While termination without cause is not defined in the employment agreement of either Ms. Russell or Mr. Teitel, termination for cause in both employment agreements includes (i) a guilty plea or plea of nolo contendere to a charge that the employee has committed a felony under the laws of the United States, (ii) the commission of acts amounting to gross neglect of the employee’s duties to the material detriment of MicroMed, or (iii) the material breach of provisions of the employment agreement by the employee relating to his or her employment duties or certain aspects of the required treatment of, or disclosure relating to, the intellectual property of MicroMed. Any of these events is capable of a cure upon proper notice to the employee by MicroMed; however, if a cure is unavailing, the employee may be then terminated by MicroMed for cause.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT FOLLOWING THE MERGER

The following table sets forth information with respect to the anticipated levels of beneficial ownership of our common stock owned after giving effect to the Merger by:

•	each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

•	each of our executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

We currently have 15,040,000 shares of our common stock issued and outstanding. In connection with the Merger, we will effectuate the Stock Split and cancel a total of 10,010,800 pre-split shares of common stock owned by Mr. Pete Smith. This cancellation will be in exchange for the distribution of our assets and related liabilities held prior to the closing of the Merger and a cash payment of $0.060456 per share, or $605,213, from third parties unaffiliated with us. Pursuant to the terms of the Merger, shares of our common stock will be issued on a one-for-one basis to MicroMed’s stockholders in exchange for 100% of the issued and outstanding shares of common stock of MicroMed. We will also assume all outstanding options and warrants to purchase shares of common stock of MicroMed.

THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF SALMON FROM OUR MANAGEMENT TO CONTROL BY MICROMED’S MANAGEMENT AND STOCKHOLDERS AND THE ASSUMPTION OF MICROMED’S OPERATIONS AND LIABILITIES.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of the estimated closing of the Merger are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. After giving effect to the recapitalization by MicroMed referenced herein, but excluding the Escrow Shares and shares issuable further to the Private Placement, we anticipate that there will be 13,785,000 shares of common stock outstanding immediately following the Merger. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable.

Unless otherwise indicated in the table, the address of each stockholder listed in the table is c/o MicroMed Technology, Inc., 8965 Interchange Drive, Houston, TX 77054.

Title Of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

	Directors and Executive Officers:

Common Stock	Travis E. Baugh President, Chief Executive Officer, Chief Financial Officer and Director	129,738(1)	1.0%

Common Stock	Betty Silverstein Russell Executive Vice President, Marketing Chief Operating Officer	73,570(2)	*
Common Stock	Robert J. Benkowski Senior Vice President, Engineering	44,282(3)	*
Common Stock	Timothy R. Placek Senior Vice President, Regulatory Affairs, Clinical Affairs and Quality Systems	39,709(4)	*
Common Stock	Dallas W. Anderson Director and Chairman of the Board	47,688(5)	*
Common Stock	Paul M. Frison Director	10,043(6)	*
Common Stock	James M. Garvey Director	1,670,885(7)	13.6%
Common Stock	Norwick B.H. Goodspeed Director	10,043(8)	*
Common Stock	Phyllis Haberman Director	2,869,068(9)	23.4%
Common Stock	Cornelius T. Ryan Director	1,976,641(10)	16.1%
Common Stock	Martin P. Sutter Director	1,665,802(11)	13.6%
Common Stock	All directors and executive officers as a group (11 persons)	8,537,469(12)	69.5%

	Five Percent Stockholders:

Common Stock	Oxford Bioscience Partners and affiliated entities 222 Berkeley St., Suite 1650 Boston, MA 02116	1,976,641(13)	16.1%
Common Stock	SV Life Sciences 60 State Street, Suite 3650 Boston, MA 02109	1,670,885(7)	13.6%
Common Stock	Charterhouse Equity Partners II, L.P. 1105 North Market Street, Suite 1300 Wilmington, DE 19899	2,869,068(9)	23.4%
Common Stock	Essex Woodlands Health Ventures Fund IV, L.P. 10001 Woodloch Forest Drive The Woodlands, TX 77380	1,665,802(11)	13.6%
Common Stock	Mitsui & Co. Venture Partners 200 Park Avenue New York, NY 10166-0130	1,904,701(14)	15.5%

* Indicates less than 1.0%

(1)     Includes options to purchase 74,445 shares of common stock exercisable within 60 days of the closing date of the Merger.

(2)     Includes options to purchase 73,570 shares of common stock exercisable within 60 days of the closing of the Merger.

(3)     Includes options to purchase 41,919 shares of common stock exercisable within 60 days of the closing of the Merger.

(4)     Includes options to purchase 39,709 shares of common stock exercisable within 60 days of the closing of the Merger.

(5)     Includes options to purchase 32,987 shares of common stock exercisable within 60 days of the closing of the Merger.

(6)     Includes options to purchase 10,043 shares of common stock exercisable within 60 days of the closing of the Merger.

(7)     Includes 1,056,101 shares held by Schroder Ventures International Life Sciences Fund LP1, 234,685 shares held by Schroder Ventures International Life Sciences Fund LP2, 371,746 shares held by Schroder Ventures International Life Sciences Fund Trust and 8,353 shares held by Schroder Ventures International Life Sciences Fund Co-Investment Scheme (together, the “Schroder entities”).  Schroder Venture Managers Limited (“SVML”) is the fund manager for all of the Schroder entities. James Garvey serves on the investment committee of SV Life Sciences Advisors Limited (“SVLSA”), which acts as the fund advisor to SVML. The investment committee of SVML has voting and dispositive power over these shares. Mr. Garvey is also a special limited partner in the Schroder entities. Mr. Garvey disclaims beneficial ownership of the shares held the Schroder entities, except to the extent of his proportionate pecuniary interest therein.

(8)     Includes options to purchase 10,043 shares of common stock exercisable within 60 days of the closing of the Merger.

(9)    Ms. Haberman is an executive officer of Charterhouse Group, Inc. (“Charterhouse”), the sole stockholder of Charterhouse Equity II, Inc. (“Charterhouse Equity II”). Charterhouse Equity II is the general partner of CHUSA Equity Investors II, L.P. (“CHUSA Equity II”). CHUSA Equity II is the general partner of Charterhouse Equity Partners II, L.P. (“CEP II”). Ms. Haberman disclaims beneficial ownership of the shares beneficially owned by CEPII.

(10) Includes 524,907 shares held by Oxford Bioscience Partners II L.P., 393,056 shares held by Oxford Bioscience Partners (Bermuda) II Limited Partnership, 329,173 shares held by Oxford Bioscience Partners (GS-Adjunct) II L.P., 139,780 shares held by Oxford Bioscience Partners (Adjunct) II L.P., and 589,725 shares held by Oxford Bioscience Partners (Annex) II L.P.  Mr. Ryan, a Director of MicroMed since 2002, is Founding General Partner with Oxford Bioscience Partners, which is the general partner of the foregoing funds.  As a general Founding General Partner with Oxford Bioscience Partners, Mr. Ryan may be deemed to share voting and investment powers for the shares held by the foregoing funds.  Mr. Ryan disclaims beneficial ownership of the shares held by funds affiliated with Oxford Bioscience Partners except to the extent of his proportionate pecuniary interest therein.

(11) Includes 1,665,802 shares held by Essex Woodlands Health Ventures Fund IV L.P. As Managing Director of Essex Woodlands Health Ventures, Mr. Sutter may be deemed to share voting and investment powers for the shares held by the foregoing fund. Mr. Sutter disclaims beneficial ownership of the shares held by funds affiliated with Essex Woodlands Health Ventures except to the extent of his proportionate pecuniary interest therein.

(12) Includes options to purchase 282,716 shares of common stock exercisable within 60 days of the closing of the Merger. Refer also to footnotes 1-11 above.

(13) Excludes 241,938 pre-split shares of Salmon common stock to be purchased from Salmon stockholders upon the closing of the Merger.

(14) Koichi Ando is the Chief Executive Officer of Mitsui & Co. Venture Partners. As the Chief Executive Officer, Mr. Ando may be deemed to have voting and investment power over the shares held by Mitsui & Co. Venture Partners. Mr. Ando disclaims beneficial ownership of the shares held by Mitsui & Co. Venture Partners except to the extent of his pecuniary interest therein.

MicroMed Recapitalization

Prior to the closing of the Merger and prior to the Private Placement, MicroMed will effect a recapitalization whereby (i) all of its outstanding shares of series A, B, C and D preferred stock will convert into shares of its common stock at a conversion ratio of 23.35-for-1, 41.93-for-1, 48.23-for-1 and 144.09-for-1, respectively; (ii) amounts outstanding under its $3 million 2004 Bridge Loan will convert into shares of common stock; (iii) amounts outstanding under its $1.5 million 2005 Bridge Loan will convert into shares of common stock; and (iv) lastly, it will effect a 1-for-102.06 reverse stock split of its outstanding common stock. Immediately following the recapitalization but prior to the closing of the Private Placement referenced above, MicroMed will have 12,285,000 shares of outstanding common stock and no outstanding shares of preferred stock. The conversion ratios of the aforementioned preferred stock and the number of shares of common stock issuable upon conversion of the aforementioned 2004 and 2005 Bridge Loans could change based on the per share price of any common stock sold in the contemplated Private Placement, if any. The aforementioned conversion ratios and shares issuable upon conversion of the 2004 and 2005 Bridge Loans, and thus the beneficial ownership of the stockholders of MicroMed referenced herein, are consequently subject to change.

In addition, MicroMed plans to issue 1,215,000 post-split stock options under its new 2005 Stock Incentive Plan. The per share price of all newly issued options under the aforementioned 2005 Stock Incentive Plan will be $0.01 (post the reverse stock split referenced above). After giving effect to the aforementioned stock split, there will be 1,215,000 options outstanding under the 2005 Stock Incentive Plan and 56,418 options outstanding under the 1997 Stock Option Plan at the closing of the Merger.

As of January 31, 2005, MicroMed had outstanding warrants to purchase up to 8,282 shares of its common stock. Pursuant to the terms of a loan agreement executed in May 2004, MicroMed is also obligated to issue a warrant to purchase up to 88,593 shares of its common stock to Venture Lending & Leasing IV, Inc. The number of shares MicroMed would be obligated to issue could change based on the per share price of any MicroMed common stock sold in the contemplated Private Placement, if any.
As mentioned above, MicroMed will have additional shares of common stock and/or warrants to purchase shares of common stock outstanding to the extent that it closes the aforementioned Private Placement prior to the closing of the Merger.

Pursuant to the terms of the Merger, we will issue shares of our common stock one a one-for-one basis at closing in exchange for 100% of the issued and outstanding shares of MicroMed common stock. We will also assume all outstanding options and warrants on the same terms and conditions as previously issued by MicroMed.

INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND
PRINCIPAL STOCKHOLDERS IN THE MERGER

Some of the directors and executive officers of MicroMed have interests in the Merger that are different from, or are in addition to, the interests of their stockholders. These interests include positions as directors or executive officers of Salmon following the Merger, potential benefits under employment or benefit arrangements as a result of the Merger, and potential severance and other benefit payments in the event of termination of employment following the Merger. On January 31, 2005, MicroMed’s directors, executive officers and their affiliates owned in excess of 50% of the MicroMed common stock entitled to vote on adoption of the Merger Agreement. The Board of Salmon was aware of these interests and considered them in approving the Merger.

In accordance with the terms of the Merger, 10,010,800 pre-split shares of our common stock held by Pete Smith, a current officer and director of Salmon, will be cancelled and extinguished at closing. In consideration for the aforementioned cancellation of shares, Mr. Smith will receive assets (and related liabilities) held by Salmon prior to the Merger. Additionally, third parties unaffiliated to Salmon which include funds affiliated with Oxford Biosciences, Inc., a greater than 5% stockholder in MicroMed, have agreed to fund the cancellation of shares held by Mr. Smith at a price of $0.060456 per share, or $605,213, and the purchase of shares held by other shareholders of Salmon, such cancellation and purchase being predicated and contingent upon the closing of the Merger. The distribution of assets (and related liabilities) will occur immediately following the closing of the Merger.

ANTICIPATED OPERATIONS FOLLOWING THE MERGER

Business Overview

MicroMed is a medical device company focused on the development of a miniaturized heart pump or VAD known as the DeBakey VAD. The DeBakey VAD is a small (1 inch x 3 inches) auxiliary pump that can provide increased blood flow from the left ventricle of the heart throughout the body for patients whose hearts are diseased and unable to maintain adequate blood flow to sustain their lives. In 1988, famed heart surgeon Dr. Michael E. DeBakey, Dr. George P. Noon and NASA began joint research and development of the DeBakey VAD using NASA-developed technology.

In November 1998, MicroMed received approval to begin clinical trials using the DeBakey VAD in Germany with subsequent clinical trial approvals in France, Austria, Italy and Switzerland. MicroMed received CE Mark approval in April 2001 and began marketing in Europe and select other international markets. In the U.S., MicroMed is involved in pivotal Phase III trials for bridge-to-transplant and destination therapy indications.

Market Opportunity

Mechanical Circulatory Support: Ventricular Assist Devices

Studies suggest that mechanical circulatory assistance may be the most practical alternative to drug treatments for heart failure today and useful as an alternative to or in combination with drug therapy.

The most widely used form of mechanical circulatory assistance is a VAD. These devices aid the failing heart by mechanically rerouting blood flow using a pump. Simply put, VADs take over the heart’s pumping function.

The basic characteristics of VADs are as follows:

•	a ventricle assist pump, which is typically implanted inside the body;

•	a portable power source for the pump located external to the body to maximize patient mobility; and

•	tubing or cable with wires connecting the implanted pump with the external power source.

These implantable heart pumps have been demonstrated effective in supporting blood circulation in patients with failing hearts, reversing end-organ dysfunction and giving them a much improved quality of life as they await donor hearts. Approximately 9,000 patients worldwide have been supported by currently marketed VADs while awaiting transplant, many for more than two years.

MicroMed believes the advantages of VADs over heart transplantation and other late-stage heart-failure therapies are as follows:

•	Natural Heart is Not Removed. Unlike heart transplants or total artificial heart systems, VADs leave the natural heart intact and assist it by pumping blood from the apex of the left ventricle up to the ascending aorta thereby providing sufficient blood flow to maintain life. This approach provides the advantage of leaving in place the biologic control mechanisms of the natural heart. In some cases it has been noted in clinical observations that VADs have permitted recovery of natural heart function to the point where the VAD was removed and the patient no longer needed a transplant.

•	Readily Available Supply. As a manufactured device, a VAD is readily available when needed, including on an emergency basis, to treat end-stage heart failure patients. Unlike heart transplant patients who must wait for a donor heart, patients can immediately receive a VAD implant whenever a physician deems it appropriate.

•	Reduced Hospitalization. VAD patients are expected to be discharged from the hospital after a relatively short recovery period estimated to be a few weeks, thus reducing healthcare costs.

•	Reduction in Medication Use. Unlike heart transplants, VADs do not cause rejection responses; therefore, VAD patients are not expected to need the administration of immunosuppressive drugs required by heart transplant patients.

•	Improved Patient Health over Pharmacological Therapies. After VAD implantation, blood circulation throughout the body improves and patients experience improved levels of health and activity. This often leads to improvements in the functions of other organs, and in some cases, improvement in the overall function of the natural heart being assisted by a VAD. Drug therapy delays the progression of the disease, whereas VADs maintain the natural pumping of the heart. This restoration of more normal physiology also makes patients better candidates for a heart transplant should one be required.

VAD Market Opportunity

Current Indications

Bridge-to-Transplant. Currently marketed VADs are FDA approved for use by Class IV, end-stage heart failure patients waiting for a heart transplant, otherwise known as bridge-to-transplant. Presently, most patients suffering from chronic, end-stage heart disease (certain Class IV patients) have no options other than a heart transplant or death. Heart transplantation is an expensive process and is severely limited by a lack of donor hearts. The AHA estimates that in the U.S., there are approximately 2,200 donor hearts available annually, while there are an estimated 70,000 - 100,000 people annually who need a heart transplant. VADs have proven to be effective as a bridge-to-heart transplantation. VADs can extend patients’ lives and restore moribund patients to a more normal physiological state, making them much better candidates for heart transplantation.

Destination Therapy Alternative to Transplant. Recent studies demonstrate that VADs may provide effective circulatory support for extended periods of time (> 2 years) in patients who have severe heart failure but who do not qualify for a heart transplant. This use of VADs, termed “destination therapy,” was approved by the FDA in late 2002. Dr. Eric Rose, the principal investigator for MicroMed’s DELTA DT trial, was also principal investigator for the REMATCH trial. In October 2003, the Center for Medicare and Medicaid Services (“CMS”) announced that Medicare would begin to provide coverage of VADs used for this indication under DRG 525. MicroMed recently obtained approval for the use of the DeBakey VAD as destination therapy in Europe and are conducting a randomized pivotal clinical trial of the DeBakey VAD as destination therapy in the U.S., the first step toward U.S. market approval for that indication.

Pediatric Use. The FDA granted permission to MicroMed to market the DeBakey VAD Child for pediatric use in the U.S. in the first quarter of 2004. The U.S. approval was pursuant to a Humanitarian Device Exemption (“HDE”). MicroMed also recently received expanded European CE Mark approval to use the DeBakey VAD Child for pediatric use in the second quarter of 2004. The term “CE Mark” is derived from the French expression “Conformite Europeene,” which means “European Conformity.” The CE Mark represents approval to market the product in the European Community). Currently marketed pulsatile VADs are limited in use to 1.5m² Body Surface Area, or BSA, a standard measurement of patient size. Under the approved HDE, MicroMed can implant patients as small as 0.7m² BSA (5- to 16-year-old patients).

Other Alternatives. Besides the three current indications of our product, there are several other alternatives available to patients: heart transplantation, optimal medical therapy and the total artificial heart. Heart transplantation is advantageous for patients with end-stage heart failure because it has the highest and longest survival rate. Currently, it remains the treatment of choice for those eligible for transplantation with end-stage heart failure. However, there are approximately one hundred thousand patients with late stage heart failure and only approximately two thousand hearts per year available through donation for transplantation. Therefore for those who do not make the top of the transplantation list and obtain one of the only two thousand hearts available, ventricular assist devices and totally artificial hearts are the only viable options, since optimal medical therapy still has mortality approaching 100%. The totally artificial heart has the theoretical advantage of removing a heart which may be susceptible to arrhythmia and mural thrombus, but the totally artificial heart represents a totally irretrievable treatment. No totally artificial hearts are approved for destination therapy. Implementations of the totally artificial heart to date have been quite limited, even as bridge to transplant. Furthermore, the current totally artificial hearts are large and usable only in a relatively small group of patients.

Future Indications

Bridge-to-Recovery. With regard to expanding VAD use for bridge-to-recovery, human studies conducted by researchers at Royal Brompton in the United Kingdom, Temple University and the German Heart Institute in Berlin indicate that VADs could be useful as a means of promoting recovery of weakened heart muscles, either alone or in combination with other myogenic agents. Preliminary data from these studies suggest that a significant number of the Class III heart patients in the U.S. could use the device as a bridge-to-recovery of heart function, possibly allowing heart muscle cells to repair themselves such that the heart remodels and recovers nearly normal function. The improved blood flow and organ function obtained through use of a VAD could delay or may even prevent progression of these patients to Class IV status.

Product

The DeBakey VAD System - Comprehensive Next-Generation VAD Technology Overview

MicroMed has developed the miniaturized DeBakey VAD, which MicroMed believes physicians, surgeons and patients will favor over currently marketed pulsatile VADs, as it is well suited for broader and long-term VAD use. Due to its next-generation, NASA-designed characteristics, MicroMed believes the DeBakey VAD will ease and shorten the time of VAD implantation for the physician and patient, significantly decrease the risk of infection to the patient, and together with the complete DeBakey VAD system, significantly improve patient quality of life. After recovery from the implant procedure, many patients are able to return home and to resume normal activities such as exercise, and in some cases patients have returned to work. In addition, MicroMed believes that the DeBakey VAD system offers these benefits without sacrificing any of the recognized clinical efficacies of currently marketed VADs and at a price below that of currently marketed pulsatile VADs.

The titanium, electromagnetically actuated axial flow pump, a pump in which the blood flow pathway is in line and flows continuously, can pump in excess of 10 liters per minute, is 1.2 inches (30.5 mm) in diameter, 3.0 inches (76.2 mm) long, and weighs less than 4 ounces (93 g). The pump assembly consists of a titanium inflow cannula (a tube that is inserted into the apex of the heart residing within the left ventricle providing inflow to the pump) and an apical sewing ring (a Dacron ring which is sewn to the apex of the heart and used to secure the VAD to the apex of the heart), the DeBakey VAD pump, a flow probe, a Dacron ® outflow conduit graft (a woven graft which is used to connect the pump to the outflow and is attached to the ascending aorta), and a percutaneous cable assembly with controller connector. Inside the housing unit is the inducer/impeller, which is the only moving part. Connected to the flow tube is a curved titanium inflow cannula that is inserted into the apex of the left ventricle. A Dacron woven sealed outflow conduit is connected to the pump and sutured to the aorta. An ultrasonic flow probe placed around the outflow conduit continually measures blood flow rate through the pump. The wiring from the pump’s flow probe and the motor are coated and bundled into a single cable assembly that is enclosed in an outer polymer shell covered by Dacron velour, which exits the skin just above the right iliac crest and connects to the external controller system. Blood is pumped from the left ventricle into the inflow cannula, through the inducer/impeller, then out through the Dacron outflow conduit and into the ascending aorta. This axial flow pump provides continuous flow; however, flow pulsatility does occur in most patients, as a consequence of the patient’s native cardiac contractility. Particular design characteristics include:

•	miniaturized size (approximately 1/10th the size of the currently marketed pulsatile VADs);

•	light weight (less than 4 ounces versus over 2 pounds for currently marketed pulsatile VADs);

•	hemolysis minimizing design by NASA so that damage to red cells, evidenced by hemolysis, is minimized from the mechanical action of the pump on the blood cells;

•	virtually silent compared to the audible noise of currently marketed pulsatile VADs;

•	only one moving part; and

•	eliminates pump-life limiting valves; currently approved VADs have mechanical valves both at the inflow and outflow of the device to provide uni-directional flow necessary for perfusion, but this leads to a substantial failure rate due to the high flows, high pressures, and the high rate of the upstroke encountered in the pulsatile devices.

MicroMed believes these specific design characteristics will lead to the following advantages over currently marketed pulsatile VADs currently on the market:

•	The miniaturization and light weight of the DeBakey VAD offer the potential for less invasive applications. MicroMed believes that patients using the DeBakey VAD experience less trauma and device-related infection than patients using currently marketed pulsatile VADs as a result of the shortened duration of the implant procedure, the small size of the device, less displacement of nearby organs and a smaller percutaneous cable that contains the lines from the pump and flow probe to the outside of the body through the skin; this cable allows delivery of power and a means to monitor the device and is small, pliable, and covered in Dacron to improve growth and incorporation into the tissues and to limit the potential for infection.

•	In addition to the current market opportunity, because of the size of the DeBakey VAD, MicroMed expects to be able to penetrate a substantial portion of the market for smaller women and children. Up to now, these patients generally have not been implanted with VADs due to the larger size of currently marketed pulsatile VADs. (HeartMate and Novacor require a minimum 1.5m2 BSA, versus as low as BSA of 0.7m² for the DeBakey VAD Child, in children from 5 to 16 years old.) Moreover, MicroMed believes the specific design attributes of its DeBakey VAD make it well suited for broader clinical indications such as destination therapy, bridge-to-recovery and pediatric use.

The adverse effects sometimes witnessed in DeBakey VAD patients are similar to those seen with other VADs. These include strokes, transient ischemic attacks, infections and the bleeding effect of anticoagulation drugs. The incidence of these effects are anticipated to be similar and within the range or lower than those with other devices and are monitored through the clinical trial through a data safety monitoring board. The Data Safety Monitoring Board concluded that the trial should continue.

DeBakey VAD System

The DeBakey VAD system includes the DeBakey VAD, the Data Acquisition System, the Patient Home Support System, the DeBakey VAD Controller, the VADPAK and VAD system accessories. MicroMed believes the DeBakey VAD system design provides patients with greater range of motion than the current market leading VADs.

Data Acquisition System. Clinicians use the DeBakey VAD Data Acquisition System (“DAS”) during surgery and while the patient is in intensive care. However, when the patients move out of intensive care or when they leave the hospital, the patient can plug in to the DAS occasionally to allow clinicians to adjust the speed of the pump and review all pump and patient parameters.

Patient Home Support System. The Patient Home Support System is designed to provide primary power to the DeBakey VAD after surgery and recovery during evening hours. In addition to providing power, it serves as a battery backup and charges up to four batteries simultaneously. MicroMed designed the Patient Home Support System to allow the DeBakey VAD patient, whether in the hospital or at home, to sleep or rest without concern about discharging batteries while tethered to the unit. The Patient Home Support System also charges batteries for use with the DeBakey VAD Controller and VADPAK, which should offer the patient improved physical mobility. The Patient Home Support System is approximately the size of a small portable cooler, weighs approximately 10 pounds and is equipped with an eight-foot power tether cable that connects to the DeBakey VAD Controller. The Patient Home Support System will provide continuous power during times when the DeBakey VAD is not operating on batteries. MicroMed adopted this “home use” design to provide ergonomic benefits and cost savings to patients using the DeBakey VAD system over competitive products.

DeBakey VAD Controller and VADPAK. The DeBakey VAD Controller and two batteries are housed in the VADPAK. Together the VADPAK, the Controller and batteries weigh just over five pounds, helping to provide patient mobility and the ability to engage in most normal, everyday activities. The DeBakey VAD Controller operates the DeBakey VAD and displays key operating information about the pump, including flow rate, power usage and remaining battery life. Each battery will power the DeBakey VAD for approximately three to four hours, giving a combined battery time of approximately five to eight hours. The DeBakey VAD Controller always uses the battery with the lower charge, thus preserving the battery with the highest charge. The DeBakey VAD system includes extra batteries and a separate recharger (in addition to the recharger in the Patient Home Support System) that will completely charge a battery in approximately 75 minutes.

MicroMed anticipates that the commercial selling price for the DeBakey VAD system in the U.S. will be substantially less than the cost of competitive products currently on the market.

Business Direction

MicroMed’s mission is to be a leader in CHF therapy. Principal elements of its strategy to achieve this are as follows:

•	Continue commercialization of the DeBakey VAD in Europe and select other international markets. MicroMed received CE Mark approval for the bridge-to-transplant indication in April 2001 and is currently selling products in Germany, Austria, Switzerland, France, Italy, Turkey and Singapore. Because the prescribers, purchasers and end users of the DeBakey VAD are highly concentrated (relatively few sites perform most of these complex procedures), MicroMed believes it will be able to expand market penetration with the DeBakey VAD without an extensive sales and marketing organization through limited direct sales and the use of distributors in selected countries. MicroMed has established a strong distributor network to support sales and marketing in various international markets.

•	Leverage relationships to enhance clinical acceptance of the DeBakey VAD. MicroMed intends to leverage its relationships among European clinical trial investigators, Dr. DeBakey, Dr. Rose, Dr. Noon and its investigators in the U.S. clinical trials with cardiologists and cardiac surgeons in other major international heart centers to promote the use of the DeBakey VAD in high-volume transplant centers around the world. MicroMed intends to augment this effort with a highly focused direct sales and marketing team, including members of senior management.

•	Launch DeBakey VAD Child for immediate revenue opportunity. MicroMed received approval to begin marketing the DeBakey VAD Child device in the U.S. in March 2004 and in the E.U. in June 2004 and have begun market roll out.

•	Complete U.S. Multi-Center Phase III/Pivotal Bridge-to-Transplant Clinical Trial. We initiated the pivotal phase of our US Bridge to Transplant trial under the current protocol in April 2003. As of December 31, 2004, we have implanted 49 patients in the BTT study that we intend to submit in our PMA application (29 of which were done in the pilot and feasibility phases of the study and may not be includable in the FDA analysis of the pivotal phase results). The study design compares the results of non-randomized implants of the DeBakey VAD to literature controls (published results) for the HeartMate XVE device.

•	Complete U.S. Multi-Center Phase III/Pivotal Destination Therapy Clinical Trial. MicroMed received approval to initiate the pivotal phase of its U.S. destination therapy clinical trial and began initial implants in the fourth quarter of 2004. The study design is a randomized, dual arm comparison against a single control (HeartMate XVE). MicroMed anticipates implanting 240 DeBakey VAD patients and 120 HeartMate patients (2:1 ratio) in up to 40 sites. Upon completion of this clinical trial, MicroMed intends to submit the data to the FDA for PMA approval.

•	Expand clinical indications for the DeBakey VAD to include small adult patients. There is currently an unmet need for a VAD that can be implanted in small adults, such as small female patients with body surface areas (“BSA”) of less than 1.5 m². Current FDA approved devices are only indicated for patients with a BSA greater than or equal to 1.5 m².

•	Expand clinical indications for the DeBakey VAD to include bridge-to-recovery indication. The cardiology community is increasingly advocating the importance of mechanical circulatory assistance for a broader subset of heart failure patients than just the bridge-to-transplant and destination therapy segments. MicroMed believes that the specific design attributes of the DeBakey VAD make it better suited than currently marketed pulsatile VADs for broader clinical indications. MicroMed intends to conduct clinical trials to support the use of the DeBakey VAD as a bridge-to-recovery.

Clinical Trials in the United States

Unlike most pharmaceutical clinical trials, the duration of medical device pivotal (Phase III) clinical trials is dependent on an availability of investigational subjects (patients) that is unpredictable and which can have a significant effect on the cost of the trial. Consequently, this variable alone makes it difficult to accurately project completion times and trial costs. The time necessary to complete implantable medical device trials is also dependent on the complexity of the device, securing a patient sample size necessary to statistically support the study hypothesis, the number of available study centers, the number of device changes made during the trial and other factors. Typical expenses for pivotal trials include fixed costs associated with clinical affairs and regulatory affairs personnel, subcontracts with clinical research organizations, patient testing charges, the cost of investigational devices and travel expenses for clinical monitors to initiate centers, train clinicians, monitor activities and perform center close-outs. MicroMed is presently reimbursed for all investigational devices used during the trials. Additional costs are incurred in the development of regulatory submissions and meetings with the FDA, which include the PMA Panel Meeting.

The BTT trial is designed to compare the results of implanting the DeBakey VAD in patients eligible for heart transplantation against results for the Thoratec HeartMate XVE product as reported in published studies. The primary endpoint measure of the trial is survival to transplantation, but MicroMed also measures other adverse events typically associated with patients in this category, such as stroke, infection and device malfunction.

The results of MicroMed’s clinical trials for BTT and DT are not yet available. The data is being collected and analyzed by a third party clinical research organization on a blind basis so that results are not revealed until completion in order to avoid study bias.

MicroMed expects to complete patient enrollment in its BTT trial in the 4th quarter of 2005 and to receive PMA approval to distribute the DeBakey VAD system in the U.S. for that indication in the fourth quarter of 2006. Under the current design of our DELTA trial for destination therapy (360 patients on a 2:1 randomization against the HeartMate XVE), we anticipate completing enrollment between late 2008 to late 2010, which would result in PMA approval between early 2010 to early 2012. In the event the results from the initial data evaluation point (after 260 total patients) are compellingly positive regarding the comparison of the performance of the DeBakey VAD against the HeartMate XVE, we may complete enrollment as early as early 2008. The wide variance in predicted enrollment completion is due to uncertainties involving the enrollment rate of patients in the trial due to inclusion/ exclusion criteria to participate in the trial, as well as the impact of other device trials on patient availability. We are presently in the process of evaluating an alternative trial design that might enable us to complete enrollment and receive approval earlier. Because of the uncertainties associated with predicting enrollment, there can be no assurance that we will be able to complete the DT trial in any of these projected time frames.

Clinical Results

Results of Preclinical Studies

MicroMed conducted substantial pre-clinical in vitro and animal in vivo tests prior to commencement of its European clinical trial. MicroMed divided its preclinical testing of the DeBakey VAD into several phases with distinct objectives.

In Vitro Studies. The purpose of the first phase of studies was to identify a pump design that minimized hemolysis (red blood cell destruction) and thrombogenesis (blood clot formation). MicroMed conducted the first phase of studies with a polycarbonate version of the pump. MicroMed used parametric bench testing of iterative pump designs to identify the least hemolytic pump design. Next, MicroMed conducted ex vivo tests of iterative pump designs to identify the least thrombogenic pump design.

In addition, MicroMed conducted in vitro performance tests with mock circulation to define characteristics of pump function in response to normal and abnormal vascular conditions and ventricular performance. Studies demonstrate that the DeBakey VAD can adequately unload the failing left ventricle and characterize the relationship of heart rate to pump performance.

In Vivo Studies. MicroMed conducted the second phase of studies in vivo. MicroMed fully implanted titanium pumps in the chests of calves. The purpose of these studies was to ensure that MicroMed had identified the design least likely to cause hemolysis or thrombogenesis using titanium and to determine the safety of the DeBakey VAD for long-term support of the heart. The DeBakey VAD was shown to operate safely in 27 animals for up to 145 days. During these studies, no hemolysis or end-organ dysfunction occurred.

Mechanical Durability Studies. Durability studies show the DeBakey VAD should operate effectively in excess of five years. To evaluate the potential uses for the DeBakey VAD, MicroMed needed to understand its bearing-wear characteristics and their effect on long-term use of the device. MicroMed engaged Marconi Aerospace Defense Systems, Inc. (formerly Tracor) to perform studies with respect to bearing and long-term pump durability of the DeBakey VAD. Marconi is a major aerospace corporation that specializes in fault-to-failure vibration and acoustical testing. Beginning in May 1997, 10 DeBakey VADs were operated continuously, 24 hours per day, in saline solution, which is less of a lubricant than human blood, with no signs of appreciable wear in the bearings or pumps. MicroMed tested additional pumps with artificially induced wear to establish wear signature characteristics as well as the effect of various levels of wear on red blood cell destruction and pump performance. MicroMed completed these tests in December 1999 and received a report from Marconi expressing its belief that the DeBakey VAD bearings should have a life expectancy in excess of five years.

Hemocompatibility and Biocompatibility Studies. MicroMed subjected implantable components of the DeBakey VAD system to studies relating to both hemocompatibility (blood compatibility) and biocompatibility as per the requirements of ISO 10993. The purpose of hemocompatibility studies was to identify blood-titanium interactions for the DeBakey VAD. These tests were performed with human blood in mock circulation. The results of these studies demonstrated that the pump was neither the source of thrombi (vascular obstructions) or emboli (blood clots) and is otherwise hemocompatible. Completed biocompatibility tests show the device to have no adverse results with respect to: systemic toxicity, local toxicity, cytotoxicity (cell damage), genotoxicity (DNA damage), pyrogenicity (inducing fever), physiochemical toxins, mutagenicity (inducing genetic mutation), and sensitization (inducing an immune response). Studies also validated the process by which implantable components are sterilized in ethylene oxide.

Third-party ISO 9001 certified contractors manufacture the DeBakey VAD Controller and the Data Acquisition System. These contractors have conducted tests, and MicroMed has conducted independent testing to demonstrate that both components meet various standards required by the Active Implantable Medical Device Directive. All components have been tested to NRTL (“UL Testing”) and demonstrated to be electrically safe and to withstand environmental factors such as electrical/electromagnetic interference, temperature, shock, etc. Third party software validation of the VAD Controller has been performed confirming a safe and robust design.

Results of European Clinical Trial

The first human implant of the DeBakey VAD was performed in November of 1998 in Berlin, Germany initiating the original clinical trial of the DeBakey VAD as a bridge-to-cardiac transplantation. During this trial, conducted wholly in the European Union, 78 patients were implanted with the DeBakey VAD for durations up to 518 days. The original European clinical trial of the DeBakey VAD included key cardiovascular centers in Germany, Austria, France, Switzerland and Italy. This first clinical trial was designed to establish safety and performance of the DeBakey VAD as a bridge-to-cardiac transplantation and led to the award of the CE Mark for the DeBakey VAD in April 2001 by TÜV Product Services of Munich.

The early clinical results in Europe varied substantially from site to site, ranging from a low of 18% to a high of 72%, with some users having poor success to transplant rates, while others did well. Careful analysis showed several reasons that likely contributed to the variability. These factors included the early learning curve, patient selection, and anticoagulation. Because the device at first was largely unproven, some of the early cases selected appeared to be patients that were beyond the point of being helped by mechanical support. This was suggested by a high incidence of multiple organ failure in the unsuccessful patients and the fact that about 40% of the deaths were within the first 30 days after implantation. Nearly all of these patients did not meet the clinical trial enrollment criteria. With more experience and improved patient monitoring, the DeBakey VAD was implanted in more salvageable patients. Patient selection varied considerably from site to site. Experience has also demonstrated new insights into risk factors for VAD patients, such as the realization of the importance of chronic malnutrition as a risk factor.

All patients with artificial surface devices in their circulatory system, whether valves or VADs, need anticoagulation. The HeartMate is a volume displacement pump that requires mechanical valves, bearings, and a flexible membrane that can result in mechanical failure. The axial flow design of the DeBakey VAD, with only one moving part, has a very low incidence of mechanical failure (less than 3% as noted in Goldstein DJ, Woldwide Experience with the MicroMed DeBakey Ventricular Assist Device® as a Bridge to Transplantation, Circulation 2003; 108 [suppl II ]: II-272-II-277) but thrombus formation in the pump has the potential to stop the pump and thus represents a potential complication that must be managed with anti-thrombotic drug therapy. Failure of an implanted VAD requires therapeutic interventions, such as re-operation for pump or component replacement in the case of the volume displacement pumps, or administration of tissue plasminogen activator (tPA) or pump replacement.

In MicroMed’s early experience, its anticoagulation knowledge for axial flow VADs was limited (since it was the first axial flow device used in humans) and different sites used different anticoagulation regimens. Local use of suboptimal anticoagulation therapy may have contributed to the site-to-site variability in success rates MicroMed saw in its early trials. MicroMed has now been able to learn from its experience at different sites and the newer anticoagulation technologies, resulting in newly available information that should improve patient management strategies. MicroMed recently formed an Anticoagulation Advisory Committee (the “Committee”) co-chaired by Dr. Eric Rose, Chief Surgeon at Columbia University in New York and Dr. Samuel Goldhaber, Director, Venous Thromboembolism Research Group at Brigham and Women's Hospital in Boston. The Committee includes cardiovascular surgeons, cardiologists, hematologists, pharmacologists and pathologists from a diverse sampling of various universities and clinical sites. The Committee has developed a guidance document for the investigator sites to assist in the anticoagulation management of DeBakey VAD patients.

The occurrence of adverse events during a clinical trial, whether expected or unexpected, can have an impact on the enrollment rate in a clinical trial, particularly at individual sites where such adverse events are noted. For example, during the feasibility portion of MicroMed’s BTT study, the perception by certain clinicians of increased incidences of thrombus resulted in a temporary reduction in the rate of patient enrollment early in that study. MicroMed solicited the collective assistance and advice of several prominent cardiovascular physicians, cardiologists and hematologists to develop an anticoagulation protocol aimed at reducing the rate of thrombus in patients with the test device. The introduction of this anticoagulation protocol had an advantageous impact on the rate of thrombus and the rate of enrollment has increased. As with any medical device in a clinical trial, MicroMed is constantly evaluating potential modifications to the product during the clinical trial in an effort to improve product performance and clinical outcomes.

The incidence rate of thrombus, as well as other adverse events noted during MicroMed’s European clinical trial, were within acceptable levels for MicroMed to receive the CE Mark for the DeBakey VAD in April 2001 by TÜV Product Services of Munich.

End-Organ Function. One key way to evaluate the effectiveness of a VAD is to monitor the device’s ability to restore or improve end-organ function. Restoration of end-organ function is an important component of left ventricular assistance. With adequate ventricular support, organ perfusion generally improves and allows organ function previously limited by heart failure to return to normal.

Measurement of end-organ function is one of the best methods to determine the efficacy of DeBakey VAD performance. An evaluation of pump flow or even pump flow normalized to body index does not necessarily indicate whether the tissues are receiving adequate circulation of oxygenated blood; the measures of end-organ function described are indicative of whether or not a specific organ has the blood supply it needs to operate properly.

Therefore, MicroMed typically evaluates a patient’s pump performance or flow output in terms of whether or not he or she is sufficiently supporting the working organs of the body, i.e., the liver, kidneys, etc. End-organ function is typically monitored by following the function of the kidney and liver systems.

The following table illustrates the parameters measured and the changes expected with ventricular support such as that provided by a DeBakey VAD.

Parameter	Organ System	With Heart Failure	With VAD
Creatinine	Kidney	Increased	Decreases toward normal
BUN	Kidney	Increased	Decreases toward normal
Total Bilirubin	Liver	Increased	Decreases toward normal
SGOT SGPT	Liver	Increased	Decreases toward normal

Many patients who enrolled in MicroMed’s European and U.S. clinical trials of the DeBakey VAD experienced end-organ dysfunction (i.e., elevated laboratory values) prior to VAD implantation. After implant, the patients, on average, either maintained or improved their end-organ function. This was noted from improvement in Blood Urea Nitrogen and Creatinine measures in patients after implant (36.8 and 1.2, respectively) compared to patients pre-implant (45.2 and 1.5, respectively). MicroMed believes these results are comparable to currently marketed VADs.

Research and Development

DeBakey VAD

The initial development of the DeBakey VAD began with the collaboration of NASA and Dr. DeBakey’s and Dr. Noon’s research team at Baylor College of Medicine. NASA first became involved in the development of the DeBakey VAD through the struggle for life of a Johnson Space Center engineer, David Saucier. Following a severe heart attack and triple bypass surgery, a team of doctors led by Drs. DeBakey and Noon performed a heart transplant on Mr. Saucier. Six months later, Mr. Saucier returned to the Johnson Space Center with the desire to apply spacecraft technology to help people with heart disease. Based on the foundation of NASA’s technology and engineering along with personnel from Baylor College of Medicine, joint design and development of the DeBakey VAD began in 1988.

NASA’s Ames Research Center assisted MicroMed in the design and development of the DeBakey VAD by using its Cray supercomputers to model blood flow using computational fluid dynamics (“CFD”). The use of CFD enabled NASA to extensively test different variations of each component of the DeBakey VAD pump, to optimize performance of each component, minimizing the potential for hemolysis and thrombosis. NASA’s Johnson Space Center engineers, using their extensive computer-aided design and computer-aided manufacturing capabilities, together with Baylor College of Medicine engineers developed the complex milling machine computer codes that helped ensure precise manufacturing tolerances and repeatability of the manufacturing process for the DeBakey VAD.

In July 1996, after MicroMed obtained the license from NASA for the technology, MicroMed became involved directly in the research and development of the DeBakey VAD. MicroMed conducted testing, research and development activities related to the DeBakey VAD through separate sponsored research agreements with Baylor College of Medicine, the University of Utah Artificial Heart Laboratory, the University of Vienna and Texas A&M University.

In addition, MicroMed subcontracted with Hi-tronics Designs, Inc. and Plexus Technology Group (formerly SeaMED Inc.) to develop the ancillary support systems for the DeBakey VAD. Hi-tronics, located in Budd Lake, New Jersey, developed the DeBakey VAD Controller. Hi-tronics is an ISO 9001 certified electronics design and manufacturing company with extensive experience in developing and manufacturing cardiac implantable devices. Plexus, located in Redmond, Washington, developed the DeBakey VAD Data Acquisition System. Plexus has substantial experience with medical device requirements and is ISO 9001 certified. Hi-tronics and Plexus also provided MicroMed with documentation and validation of the DeBakey VAD Controller and Data Acquisition System that have accompanied its international and FDA regulatory applications.

Over the past few years, MicroMed has added several engineers to its Engineering and Development staff to supervise and coordinate the activities of its subcontractors and to facilitate development of the DeBakey VAD and future-generation products. In addition, MicroMed continues to conduct contract research and development activities with the University of Vienna and other universities involved in its clinical trials.

Regulatory

The DeBakey VAD has received CE Mark approval for commercialization in Europe for bridge-to-transplant, destination therapy and pediatric use. With respect to manufacturing, MicroMed received ISO 9001 and ISO 13485 certification in September 1999 and have been recertified each year since with no non-conformities (most recently in October 2004). MicroMed received additional CE Mark approval for destination therapy and pediatric use in the second quarter of 2004.

In the U.S., MicroMed is currently involved in two FDA approved clinical trials, one for bridge-to-heart transplant indication and the other for destination therapy indication.

Under the U.S. BTT indication trial, MicroMed implanted 84 patients as of December 31, 2004 (30 under the pilot and feasibility phases and 49 under the current protocol, 29 of which were done under the pivotal phase). The timing of approval will depend on the results from MicroMed’s trial and, among other things, whether the FDA allows MicroMed to use European study data, as well as data from its feasibility clinical trial. Timing is also dependent on the rate of patient enrollment.

MicroMed’s DT clinical pivotal trial (“DELTA”) is approved by the FDA and three patients have been enrolled as of December 31, 2004. The DELTA trial will be randomized 2:1 to the DT approved HeartMate XV of Thoratec ® . MicroMed will use up to 40 CMS approved sites. The majority of the DELTA sites will be the same as its bridge-to-transplant clinical trial sites. These hospitals currently implant the majority of LVADs thus reducing orientation and training.

In MicroMed’s DT trial, Dr. Eric A. Rose is the Principal Investigator (“PI”). Dr. Rose is the Morris and Rose Milstein/Johnson and Johnson Professor, Chairman, Department of Surgery and Surgeon-in-Chief for the Columbia Presbyterian Medical Center, New York, and was PI for the successful Thoratec® HeartMate REMATCH destination therapy trial that now has FDA PMA approval, the first and only FDA approval to date of the use of VADs for this long-term patient indication.

MicroMed plans to make product enhancements to the DeBakey VAD system from time to time. Product enhancements require supplemental filings with and further approval from regulatory authorities.

Manufacturing

MicroMed operates a 22,000 square foot leased facility located in Houston, Texas, where it manufactures the DeBakey VAD. MicroMed believes this facility can accommodate its anticipated manufacturing demand for the DeBakey VAD for at least the next few years. In November 1999, MicroMed received notice that the facility had fulfilled the applicable requirements and was certified as compliant under ISO 9001, ISO 13485 and European Council Directive 90/385/EEC (Active Implantable Medical Device Directive). These certifications have been confirmed each year since then after annual audits by TÜV Product Services of Munich, Germany (the Notified Body). The facility has a Class 10,000 clean room where final assembly and testing of the DeBakey VAD are performed. In late 2003, MicroMed underwent and passed a Good Manufacturing Practice (“GMP”) inspection by FDA in anticipation of the approval of our HDE for pediatric use. MicroMed has the equipment and technical capability to manufacture most of the parts and components for the DeBakey VAD in this facility. MicroMed purchased several other parts and components from various third-party suppliers, including some parts that it has the equipment and technical ability to manufacture but cannot produce in the quantities needed to satisfy MicroMed’s requirements. For the critical components being manufactured by third parties, all of these third-party vendors are certified as ISO 9001 and/or ISO 13485. MicroMed also dispatched its own quality assurance auditors to review its subcontractors’ facilities and manufacturing processes. In addition, MicroMed conducted a thorough critical inspection of all incoming parts received from third-party vendors. Some components are manufactured by sole source third-party vendors. MicroMed believes that, in the event of the loss of any of the sole source suppliers, the services and/or material being provided to it through that supplier could be acquired from alternative suppliers or manufactured in MicroMed’s facility.

A company that intends to sell a product like the DeBakey VAD in the countries of the European Economic Area must obtain a CE Mark. The CE Mark indicates compliance with European regulatory, quality assurance and legal mandates. To support MicroMed’s CE Mark, its manufacturing facility is certified to ISO 13485 and European Council Directive 90/385/EEC (Active Implantable Medical Device Directive), which was received in November 1999, and has been reconfirmed each year thereafter by annual audits by TÜV Product Services of Munich, Germany, with no nonconformities noted in any of these audits.

In the U.S., medical devices are regulated by the FDA. On October 7, 1996, the FDA published its “final rule” for medical devices, incorporating past GMP requirements into a new regulation, Quality System Requirements, which became effective June 1, 1997. MicroMed’s regulatory staff is working closely with its employees and subcontractors to ensure strict compliance with these regulations, including design controls and reproducible manufacturing of devices. MicroMed passed a PMA inspection for its HDE application for pediatric indications.

Suppliers

MicroMed relies on third-party suppliers to provide key materials and components of the DeBakey VAD system, some of which are single source suppliers. Three of the key suppliers MicroMed relies on are Plexus, Hi-Tronics Designs and Micropaq Corporation, which made up 27%, 19% and 14% of MicroMed’s purchases for the year ended December 31, 2004, respectively. Starting in 2005, MicroMed will begin assembling in-house the Clinical Data Acquisition System that was previously assembled by Plexus. MicroMed has not identified additional sources to supplement its purchases from Hi-Tronics and Micropaq. In the event that MicroMed is unable to replace a shortfall in supply, its revenue could be negatively impacted in the short term.

U.S. Marketing and Direct Sales Effort

The market for heart transplants is highly concentrated. A limited number of cardiac surgeons and cardiologists influence medical device selection and purchase decisions for a large portion of the target cardiac patient population. Because of the high concentration of heart transplant sites, MicroMed anticipates that it will be able to generate sufficient demand for the DeBakey VAD through a relatively small direct marketing team, including members of senior management, and through introductions provided by clinicians who participated in its clinical trials. The market adoption and commercial success of the DeBakey VAD will require acceptance by cardiologists and cardiac surgeons. The Principal Investigators (who are generally cardiovascular surgeons) and the Co-Principal Investigators (who are generally cardiologists) are critical to the clinical trial and future commercial success. Initial acceptance will depend primarily on the demonstrated safety and effectiveness of the DeBakey VAD system in clinical trials. The reliability and other advantages of specific VADs will need to be introduced to both referring cardiologists as well as cardiovascular surgeons who make the decisions on the type of device to be implanted. Peer reviewed publications and surgeon awareness through presentations at seminars and conventions are primary platforms. MicroMed believes pricing will also play a significant role in VAD selection at transplant centers.

For marketing and sales of the recently approved DeBakey VAD Child product, MicroMed is focused on the top 12 pediatric centers in the U.S. MicroMed will use a small, direct technical sales team to support these sites. MicroMed plans to expand this team upon receipt of PMA in the U.S. for bridge-to-transport and destination therapy indications.

Although there are 160 heart transplant centers in the U.S., only about 25% of these centers perform the majority of transplants. The market for VADs is site-specific in the U.S., as well as in other countries. There are approximately 70 U.S. hospitals approved for reimbursement from the Center for Medicare/Medicaid Services (“CMS”) for use of VADs. MicroMed expects that approximately one-half of these hospitals will account for 85% of the destination therapy patients. The cardiologists at these sites maintain heart failure patients with traditional medical (drug) therapy. As the patient moves beyond the benefit of drugs, the alternative is a heart transplant, death or mechanical support.

European Business and Distribution Network

There are approximately 125 VAD implant sites in Europe, which MicroMed believes establishes a solid market for commercialization of the DeBakey VAD in Europe. MicroMed’s plan is to penetrate key, high-volume VAD implant centers where competitors VADs are presently implanted through the use of distributors in certain markets and direct sales in others. The DeBakey VAD is attached to the heart in a manner similar to other currently marketed VADs, which should make adoption of the DeBakey VAD easier at these sites. These sites have experienced surgical teams familiar with mechanical support implant procedures as well as with post-operative care. Use of the DeBakey VAD at key European centers where competitors VADs currently are implanted will provide exposure for and highlight the significant advantages that the DeBakey VAD has over other currently marketed VADs. MicroMed will try to stimulate referrals to cardiothoracic surgeons by educating cardiologists about the success of DeBakey VAD implants.

MicroMed has distributors engaged in the European markets of Germany, UK, Italy, France, Norway, Sweden, Holland, Turkey, Austria, Switzerland and Greece and in Singapore. MicroMed currently has two directly employed technicians for its operations in Europe. MicroMed plans to add more distributors and technical support personnel as it expands the number of its European and Asian implant sites.

Intellectual Property

The pump technology used in the DeBakey VAD is protected by a patent issued to NASA in 1996. In 1996, MicroMed signed a patent license agreement with NASA to be the exclusive licensee to this technology in the U.S. for use in cardiovascular applications. Separate agreements with Baylor College of Medicine and NASA give MicroMed the exclusive right to the continuation of the VAD technology modifications. MicroMed has incorporated these modifications through a continuation-in-part patent application, filed in December 1996 and issued in September 1999. MicroMed also made foreign patent application filings covering the technology in December 1996, which have been issued in certain foreign jurisdictions. MicroMed has obtained an additional patent covering unique features of an external controller and data acquisition system, and a patent for a proprietary pulsatile loop system. MicroMed has filed five patents related to suction detection and physiologic algorithms. In addition, MicroMed has received a registered trademark for the use of the name “DeBakey VAD” for which Dr. DeBakey has granted us rights in perpetuity. Dr. DeBakey also entered into a Confidentiality and Intellectual Property Assignment Agreement with us in March 1999 as part of further efforts to commercialize the DeBakey VAD. In this agreement, Dr. DeBakey agreed to assist MicroMed in its efforts to successfully commercialize the DeBakey VAD. Dr. DeBakey also agreed to assign to MicroMed all rights in any intellectual property that he creates, solely or jointly with others that is directly or indirectly related to the DeBakey VAD, including any related surgical procedures or surgical tools or any ancillary components developed during the duration of the agreement. This agreement has a duration of 10 years. Dr. DeBakey and MicroMed may extend this agreement for additional one-year periods by mutual written agreement.

In connection with obtaining its patent license agreement with NASA, MicroMed signed a sublicense agreement with Nimbus, now a division of Thoratec Corporation, for several of the 49 claims in the original NASA patent granted in 1996. The sublicense agreement requires Nimbus to pay to NASA and to MicroMed certain royalties based on net sales in the event any of the NASA patent claims granted under the sublicense agreement are used in its products.

MicroMed will pay royalties under the agreements with NASA and Baylor of 2.8% of net sales of the DeBakey VAD worldwide until U.S. PMA is achieved; afterwards, the royalties only apply to U.S. sales.

In connection with MicroMed’s prior financings, three separate patent law firms have issued non-infringement opinions concerning its intellectual property base.

The following table describes patents licensed or granted to MicroMed by number and includes information relating to the date the patent was filed, the date it was granted and the date of its expiration.

	Number	Patent Name	Filed Date	Grant Date	Expires
1	5,527,159	Rotary Blood Pump (licensed from NASA)	11/10/1993	6/18/1996	11/10/2013
2	5,678,306	Method for reducing pumping damage to blood (licensed from NASA)	5/26/1995	10/21/1997	5/26/2015
3	5,947,892	Rotary Blood Pump (licensed from NASA)	12/13/1996	9/7/1999	12/13/2016
4	5,957,672	Blood Pump Bearing System (licensed from NASA)	6/17/1996	9/28/1999	6/17/2016
5	6,058,958	Pulsatile Flow System and Method	11/5/1998	5/9/2000	11/5/2018
6	6,183,412	Implantable Pump System	10/2/1998	2/6/2001	10/2/2018
7	6,605,032	Implantable Pump System	2/5/2001	8/12/2003	2/5/2021
8	6,652,447	Method of Controlling an Implantable Pump System	2/5/2001	11/25/2003	2/5/2021

Patents identified as 1, 3 and 4 are licensed from NASA and are the foundation of the DeBakey VAD. The protection of rights and continued licensing of these patents are material to MicroMed’s business. Patents identified as 6, 7 and 8 are owned by MicroMed and are the foundation of the VAD’s controller and data acquisition system. The protection of rights of these patents is material to MicroMed’s business. The features claimed in patents identified as 2 (licensed from NASA) and 5 (owned by MicroMed) are not used in MicroMed’s clinical product and loss of the ability to use the features claimed in these patents should not prohibit MicroMed’s ability to sell the MicroMed product. The earliest of any patent to expire is 2013.

Competition

MicroMed faces competition from companies that develop, manufacture and market cardiac assist therapy products and technology. MicroMed also competes with universities and other research institutions in the development of cardiac assist and therapy technologies. Many of MicroMed’s competitors have greater technical and financial resources. Some of these competitors have currently marketed cardiac assist products as well as cardiac assist products and technologies under development.

There are three basic categories of VADs: pulsatile, axial flow and centrifugal. These devices are differentiated by the mechanical methodologies used to pump blood.

•	Pulsatile. All of the FDA approved devices in the U.S. are positive displacement or “pulsatile” devices. These larger sized devices were designed to mimic the pulsatile function of the native heart, utilizing chambers and valves and require exchanging air via large percutaneous conduits.

•	Axial Flow. Axial flow devices like the DeBakey VAD represent a new generation of miniaturized heart pumps. Axial flow pumps move blood along a straight flow path utilizing a pumping mechanism that enables system pulsation due to the native heart’s action. This system is similar in concept to the Archimedes screw, originally used to pump water in ancient times. These next-generation pumps are typically much smaller and operate much more quietly than pulsatile pumps and do not require valves or air exchange. There are several companies developing axial flow pumps, including Thoratec, the market leader in pulsatile pumps.

•	Centrifugal Pumps. Centrifugal pumps operate by rotating rapidly on a central axis, thereby forcing the blood away from the center of the pump into an external conduit. There are several companies developing centrifugal pumps, which are generally smaller in size than pulsatile pumps but somewhat larger than axial flow pumps. Proponents of centrifugal pumps claim an advantage over axial flow pumps due to the lack of mechanical bearings, which they claim will cause the axial flow pumps to wear out more quickly. MicroMed believes the long-term durability of the DeBakey VAD has been proven in third-party bench testing and through the thorough examination of each of the DeBakey VAD pumps that have been explanted from patients during its clinical trial, none of which showed any indication of significant bearing wear. In addition, the durability of the magnetic bearings and required electrical controllers has not been clinically demonstrated.

Both axial flow and centrifugal pumps initially move blood in a continuous flow pattern, as opposed to pulsatile flow generated by the positive displacement devices. Blood flow from both axial flow and centrifugal pumps is pulsatile due to the contractility of the native heart. Although the DeBakey VAD is a continuous flow pump, in almost all cases the patients have exhibited pulsatile blood flow within a few weeks of implantation. Pulsatile blood flow begins to occur as the native heart begins to recover. As the native heart regains its ability to contract, the pulsing of the ventricle creates pulsatility through the pump. The stronger the heart becomes, the greater the pulsatility.

In addition, as a result of several laboratory tests and the available clinical data, clinicians believe there is no apparent physiological or neurological effect on having continuous, less-pulsatile blood flow versus pulsatile blood flow.

Currently Marketed VADs

Principal competitors of the DeBakey VAD that have currently marketed VADs in the U.S. include Thoratec Corporation (HeartMate) and World Heart (Novacor). The HeartMate device has received FDA approval for bridge-to-transplant and as destination therapy (Novacor has only been approved for bridge-to-transplant in the U.S.). Both of these FDA approved VADs are large, pulsatile devices. Competitors with devices that have been approved in Europe include Thoratec (HeartMate), World Heart (Novacor) and Berlin Heart (InCor), an axial flow device.

In addition to other currently marketed VADs, MicroMed expects to face competition from the technology and devices under development, including products being developed by Thoratec and World Heart. Additionally, MicroMed is aware of implantable ventricular assist devices being developed by Arrow International, Jarvik Heart, Terumo Corporation, and Ventracor in Australia.

Several companies involved in the pacemaker industry (such as Medtronic, Guidant and others) are testing the therapeutic benefits of using pacemaker technology to provide biventricular pacing. Current studies suggest that biventricular pacing can improve some patients’ functional status, especially those earlier stage patients (NYHA Class II & III) with dysynchrony and wide QRS complexes, conditions that affect about a third of all congestive heart failure patients. However, their role in end-stage heart failure appears to be minimal, if any. These studies are continuing.

There are other therapies attempting to address the congestive heart failure market, including “cuff” and “pin” technologies that attempt to contain and prevent dilation of the ventricle, and surgical procedures, such as ventricular reduction, which attempt to remodel the ventricle by removing a portion of the dilated ventricle.

Reimbursement

In the U.S., healthcare expenditures are primarily financed by private health insurance and by Medicare. Medicare and many private insurance companies presently cover the cost of VADs used for the bridge-to-transplant and destination therapy indications.

Medicare is a national health insurance coverage available for persons 65 years of age and older. The Center for Medicare/Medicaid Services (“CMS”) is charged with the responsibility of administering Medicare, including making coverage decisions. CMS has now issued national coverage guidelines for coverage of VADs for both the bridge-to-transplant and the destination therapy indications. Destination therapy reimbursement was approved in October 2003, at which time CMS also increased the base level of reimbursement from approximately $55,000 to approximately $70,000. CMS has approved higher reimbursement levels for fiscal year 2005 under DRG 103 (heart transplantation), which raised the base level of reimbursement to approximately $96,000 (the average total reimbursement at this new level is $135,000). CMS has confirmed that the DeBakey VAD is eligible for Medicare reimbursement at the increased reimbursement level.

In Europe (as in the U.S.) healthcare expenditures are primarily financed by public institutions (similar to the Medicare and Medicaid systems in the U.S.) and private insurance. Most of the hospitals where MicroMed will be focusing its efforts are major public hospitals and teaching institutions. The majority of these hospitals operate on a global budget that is established annually. In most cases, the hospitals are allowed to purchase any medical device that has the CE Mark.

Government Regulation

U.S. Regulations

The research and development, manufacturing, marketing and distribution of the DeBakey VAD and related accessories in the U.S. are subject to regulation by numerous authorities, including the FDA, and corresponding state agencies. MicroMed must comply with the Federal Food, Drug, and Cosmetic Act and the regulations promulgated under the Act administered by the FDA. The DeBakey VAD is a Class III medical device and requires a PMA from the FDA prior to its marketing or commercial sale in the U.S. Securing FDA clearances and approvals will require submission of clinical data and supporting information to the FDA. MicroMed has already passed a PMA inspection by the FDA as part of the approval of its HDE for pediatric use.

Before MicroMed commenced clinical trials to support the PMA, it had to present sufficient safety and performance data from preclinical studies to support an IDE allowing clinical trials to begin. MicroMed had to design and perform laboratory and animal tests that are sufficient to support the safety and performance of the DeBakey VAD, as determined by the FDA.

MicroMed also must comply with other regulations administered by the FDA including the Quality Systems Regulation, Good Clinical Practices and Good Laboratory Practice regulations. These regulations require that MicroMed follow certain prescribed testing, quality control, storage and documentation procedures. The FDA monitors compliance with applicable regulatory requirements through periodic site inspections. MicroMed passed an FDA biomonitoring audit with no nonconformities for its U.S. feasibility trial.

Foreign Regulations

MicroMed is marketing the DeBakey VAD in international markets. A number of risks are inherent in international transactions. Sales of products outside of the U.S. are subject to foreign regulatory requirements governing, among other things, product testing and licensing standards, manufacturing processes, pricing and reimbursement levels that may vary widely from country to country. Regulations governing requirements for approvals or clearances to market, the time required for regulatory review and sanctions imposed for violations also vary from country to country. The time required to obtain clearance from a foreign country may be longer or shorter than that required by the FDA or other such agencies, and other regulatory requirements may differ.

Prior to commercial sale of medical devices in the countries of the European Union, MicroMed was required to receive a CE Mark certification, an international symbol of quality and compliance with applicable European community medical device directives. In order to receive and continue CE Mark certification, MicroMed must comply with the Essential Requirements of the Medical Devices Directive, which primarily relates to safety and performance, and to undergo conformity assessment certification by a Notified Body in order to qualify for CE Mark approval. MicroMed passed a quality assessment audit of its manufacturing facility in September 1999 that was required in order to file for CE Mark approval and has maintained that certification each year thereafter as being in compliance with ISO 13485 and Council Directive 90/385/EEC (European Active Implantable Medical Device Directive) with no nonconformities.

Employees

As of December 31, 2004, MicroMed employed 56 full-time employees and consultants, of which 16 worked in manufacturing, 15 in regulatory, clinical affairs and quality assurance, 6 in engineering and product development, 12 in marketing, sales and customer support and 7 in administration. None of MicroMed’s employees are covered by a collective bargaining agreement.

Facilities

MicroMed’s executive offices, product development and manufacturing operations are located in Houston, Texas, in a leased facility consisting of approximately 22,000 square feet. The lease for its offices expires on May 31, 2007; however, MicroMed can cancel the lease within 30 days of each anniversary without further obligation.

Legal Proceedings

On June 23, 2004, MicroMed filed suit in the United States District Court for the Southern District of Texas, Houston Division, against Thoratec Corporation, claiming that Thoratec was exercising monopoly power against MicroMed by providing the Thoratec HeartMate II VAD to clinical trial sites for free, including sites where MicroMed already had established relationships. MicroMed management believed this to represent predatory pricing under the antitrust statutes and intentional interference with business relationships. The suit sought damages and injunctive relief. Thoratec agreed to cease providing its products at no charge and MicroMed has determined not to continue to pursue the suit. MicroMed is not a party to any other material legal proceedings.

PRIVATE PLACEMENT BY MICROMED

General. In December 2004, MicroMed signed an agreement with a placement agent (the “Placement Agent”) to act as MicroMed’s exclusive placement agent in connection with the Private Placement. In this capacity, the Placement Agent agreed to seek commitments from investors to purchase MicroMed’s securities. The Placement Agent agreed to act as MicroMed’s agent and not on an underwritten basis. In exchange for the Placement Agent’s services, MicroMed agreed to pay a transaction fee equal to seven percent of the aggregate gross proceeds received by MicroMed from the sale of the securities in any transaction sold in the Private Placement, excluding sales of securities to existing stockholders or their affiliates. MicroMed also agreed to issue the Placement Agent warrants to purchase the number of shares of common stock equal to seven percent of the number of shares and warrants sold in the Private Placement, also excluding sales of securities to existing stockholders or their affiliates. MicroMed intends sell and issue at least $5 million and up to $20 million of worth of its securities in the Private Placement. The shares will only be offered to “accredited investors” as defined in Regulation D under the Securities Act of 1933.

Use of Proceeds. MicroMed anticipates that the net proceeds from the Private Placement (assuming the sale of $9.5 million of securities, including the conversion of approximately $4.5 million of convertible notes issued in connection with the 2004 and 2005 Bridge Loans) will be approximately $8.85 million after deducting anticipated offering expenses. The actual net proceeds will depend upon the number of securities sold by MicroMed and the actual offering expenses it incurs.

The net proceeds from MicroMed’s sale of shares will be used primarily to fund U.S. clinical trials, expanding marketing efforts for the DeBakey VAD in Europe and other international markets, general corporate purposes, including working capital, product enhancements and development, and expanding MicroMed’s technical support organization.

MicroMed may also use a portion of the net proceeds for the acquisition of complementary businesses, technologies or products. There are no contracts or agreements to do so, however.

Registration Rights. In the Private Placement, MicroMed will agree to cause us to file a registration statement after the Merger is completed to register for resale the shares of common stock and underlying securities sold in the Private Placement. We will be obligated to file a registration statement within 30 to 90 days of the close of the Private Placement. In addition, we have agreed to assume MicroMed obligations to register shares held by certain of its investors after the close of the Merger. This Information Statement is not an offer of securities for sale. Any securities sold in the Private Placement will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States unless registered under the Securities Act of 1933, as amended, or pursuant to an exemption from such registration.

ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE MERGER

We will assume MicroMed’s assets and liabilities following the Merger. If MicroMed completes the Private Placement of $5 million to $8 million, including the conversion of approximately $4.5 million of convertible notes issued in connection with the 2004 and 2005 Bridge Loans, prior to the closing of the Merger, we believe that MicroMed will have sufficient cash and cash equivalents to meet projected operating requirements for at least through the end of 2005. However, if MicroMed does not complete the Private Placement prior to the closing of the Merger, we will need to seek additional funds from public and private stock offerings, borrowings under credit lines or other sources. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could harm its business, results of operations and financial condition.

WHAT WE NEED TO DO TO COMPLETE THE MERGER

We will complete the Merger with MicroMed only if the conditions set forth in the Merger Agreement are satisfied or, in some cases, waived by the party to whom made. These conditions include:

•	the approval and adoption of the Merger Agreement by the requisite vote of the stockholders of MicroMed;

•	no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or governmental entity which prohibits, restrains, enjoins or restricts the consummation of the Merger;

•	accuracy of each company’s representations and warranties;

•	performance by each company of its obligations under the Merger Agreement;

•	the mailing of this information statement to all Salmon stockholders as of the record date; and

•	MicroMed securing a private placement of at least $5 million to be completed simultaneously with the Merger.

Refer also to the Merger Agreement attached as Exhibit A for a full and complete description of all of the conditions of the Merger.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this information statement contain certain “forward-looking” statements. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as “may,” “shall,” “could,” “expect,” “estimate,” “anticipate,” “predict,” “probable,” “possible,” “should,” “continue,” or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guarantee, or warranty is to be inferred from those forward-looking statements.

These risks and uncertainties include, without limitation, those described under “Risk Factors” and those detailed from time to time in our filings with the SEC, and include, among others, the following:

•	MicroMed’s history of operating losses;

•	Market acceptance of the DeBakey VAD;

•	The uncertainty of FDA and other government regulatory requirements may have a material adverse effect on MicroMed’s ability to commercialize the DeBakey VAD;

•	The degree and nature of MicroMed’s competition;

•	MicroMed’s ability to employ and retain qualified employees;

•	The limited trading market for our common stock; and

•	The other factors referenced in this Information Statement, including, without limitation, under the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of MicroMed’s Financial Condition and Results of Operations.”

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guarantee that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

FINANCIAL AND OTHER INFORMATION
SALMON AUDITED FINANCIAL STATEMENTS

The financial statements of Salmon for the years ended November 30, 2003 and November 30, 2004 are attached hereto as Exhibit H.1. The report of Salmon's prior auditor for the year ended November 30, 2003 is attached hereto as Exhibit H.2. The financial statements of Salmon for the quarters ended February 29, 2004 and February 28, 2005 are attached hereto as Exhibit H-3. You are encouraged to review the financial statements and related notes.

You are also encouraged to review Salmon’s complete Annual Report on Form 10-KSB for the year ended November 30, 2004 and its Quarterly Report on Form 10-QSB for the three months ended February 28, 2005, as filed with the SEC, which are both incorporated by reference into, and attached to, this document.

The financial statements of Salmon for the years ended November 30, 2003 and November 30, 2004 are attached hereto as Exhibit H-1. The report of Salmon's prior auditor for the year ended November 30, 2003 is attached hereto as Exhibit H-2. You are encouraged to review the financial statements and related notes.

You are also encouraged to review Salmon’s complete Annual Report on Form 10-KSB for the year ended November 30, 2004, as filed with the SEC, which is incorporated by reference into this document.

MICROMED AUDITED FINANCIAL STATEMENTS

The financial statements of MicroMed for the years ended December 31, 2004 and 2003 are attached hereto as Exhibit I. You are encouraged to review the financial statements and related notes.

SUMMARY FINANCIAL INFORMATION

The following gives a summary of the most recent balance sheet data of Salmon as of November 30, 2004 and 2003 and February 28, 2005 and the statements of operations data of Salmon for the years ended November 30, 2004 and 2003 and the three months ended February 28, 2005 and 2004.

Statement of Operations	Year ended November 30, 2004	Year ended November 30, 2003	Three Months ended February 28, 2005	Three Months ended February 28, 2004

Revenue	$0	$0	$0	$0
Net Loss	$(26,601)	$(10,571)	$(4,079)	$(6,205)
Net Loss Per Share	$0	$0	$0	$0

Balance Sheet	November 30, 2004	November 30, 2003	February 28, 2005

Total Assets	$4,426	$14,429	$0
Total Liabilities	$16,598	$0	$16,251
Total Stockholders’ Equity	$(12,172)	$(14,429)	$(16,251)

The following gives a summary of the most recent balance sheet data of MicroMed as of December 31, 2004 and 2003 and the statements of operations data of MicroMed for the years ended December 31, 2004 and 2003.

Statement of Operations	Year ended December 31,	Year ended December 31,
	2004	2003
		(Restated)(1)

Revenue	$5,936,188	$6,701,990
Net loss	$(8,939,596)	$(6,155,130)
Net loss available to common stockholders (2)	$(14,255,988)	$(11,445,248)
Net loss per share available to common stockholders- basic and diluted	$(2.80)	$(2.25)

Consolidated Balance Sheet	December 31,	December 31,
	2004	2003

Total assets	$6,367,481	$10,825,755
Redeemable convertible preferred stock	$72,070,894	$66,764,502
Total liabilities	$6,623,799	$2,195,827
Total stockholders’ deficit	$(72,337,212)	$(58,134,574)

(1) The statement of operations of MicroMed for the year ended December 31, 2003 has been restated to reflect preferred stock dividends and accretion as a component of Net loss available to common stockholders. See Note 2 of the MicroMed financial statements.

(2) Net loss available to common stockholders for the years ended December 31, 2004 and 2003 includes accrued preferred stock dividends and accretion of $5,316,392 and $5,290,118, respectively.

This information is only a summary. You should also read the historical information, management’s discussion and analysis and related notes of Salmon contained in its Annual Report on Form 10-KSB for the year ended November 30,2004 and its Quarterly Report on Form 10-QSB for the three months ended February 28, 2005, as filed with the SEC, which are both incorporated by reference into, and attached to, this document and the historical financial statements, management’s discussion and analysis and related notes for Salmon contained elsewhere in this document.

We are providing above financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Salmon will be once the Merger is concluded.

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial statements give effect to Merger and is based on the estimates and assumptions set forth herein and in the notes to such statements. The transaction is being treated as a reverse acquisition and a recapitalization. MicroMed is the acquirer for accounting purposes. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisition been effected on the dates indicated or the results which may be obtained in the future.

The unaudited pro forma balance sheet information as of December 31, 2004 was derived from the audited balance sheet information of MicroMed as of that date and our audited balance sheet information as of November 30, 2004. The unaudited pro forma statement of operations information for the twelve months ended December 31, 2004 was derived from the audited statement of operations for MicroMed for the twelve month period then ended and our audited statement of operations information for the twelve month period ended November 30, 2004. Neither we nor MicroMed assumes any responsibility for the accuracy or completeness of the information provided by the other party.

The following unaudited pro forma consolidating balance sheet as of December 31, 2004 gives effect to the transaction as if it had occurred on December 31, 2004. The following unaudited pro forma consolidating statement of operations for the year ended December 31, 2004 gives effect to the transaction as if it had occurred on January 1, 2004.

The pro forma balance sheets and operating data presented are not necessarily indicative of the results that actually would have occurred if the Merger had been completed on the assumed date nor are the statements necessarily indicative of future combined financial position or earnings. The data presented should be read in conjunction with the financial statements of Salmon and MicroMed included herein.

Proforma Balance Sheet (Unaudited)
	MicroMed Technology, Inc. December 31, 2004	Salmon Express, Inc. November 30, 2004	Pro Forma Adjustments	Note Reference	MicroMed Technology, Inc. Pro Forma Consolidated
Assets
Current assets:
Cash and cash equivalents	$687,162	$4,426	$(4,426)	1	$687,162
Accounts receivable	1,616,283	—	—		1,616,283
Inventory	3,229,863	—	—		3,229,863
Prepaids and other assets	221,897	—	—		221,897
Total current assets	5,755,205	4,426	(4,426)		5,755,205
Property and equipment, net	572,198	—	—		572,198

Other assets	40,078	—	—		40,078
Total assets	$6,367,481	4,426	(4,426)		$6,367,481
Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$1,267,572	—	—		$1,267,572
Accrued liabilities	1,016,740	6,598	(6,598)	1	1,016,740
Notes payable	1,177,472	—	—		1,177,472
Current portion of long-term debt	927,945	—	—		927,945
Bridge loans with stockholders	1,000,000	10,000	(10,000)	1	—
			(1,000,000)	2
Total current liabilities	5,389,729	16,598	(1,016,598)		4,389,729
Long-term debt	1,234,070	—	—		1,234,070
Redeemable convertible preferred stock	72,080,894	—	(72,080,894)	2	—

Stockholders’ deficit:
Common stock	5,093	15,040	7,057	2	12,150
	—	—	(15,040)	1
Additional paid-in capital	—	9,960	73,073,837	2	73,073,837
			(9,960)	1
Deficit accumulated during the development stage	(72,342,305)	(37,172)	37,172	1	(72,342,305)
Total stockholders’ deficit	(72,337,212)	(12,172)	73,093,066		743,682
Total liabilities and stockholders’ deficit	$6,367,481	$4,426	$(4,426)		$6,367,481

Proforma Consolidating (Unaudited) Statement of Operations
	MicroMed Technology, Inc.	Salmon Express, Inc.			MicroMed Technology,
	For the twelve months ended				Inc.
	December 31, 2004	November 30, 2004	Pro Forma Adjustments	Note Reference	Pro Forma Consolidated
Revenue:
International product sales	1,717,477	—	—		1,717,477
Clinical reimbursements	4,218,711	—	—		4,218,711
Total revenue	5,936,188	—	—		5,936,188
Operating expenses:
Research and development	12,263,871	16,304			12,280,175
General and administrative	2,505,185	10,297			2,515,482
Total operating expenses	14,769,056	26,601	—	4	14,795,657
Loss from operations	(8,832,868)	(26,601)			(8,859,469)
Interest income	71,306	—	—		71,306
Interest expense	(178,034)	—	—		(178,034)
Net loss	(8,939,596)	(26,601)	—		(8,966,197)
Convertible preferred stock dividends and accretion	(5,316,392)	—	(5,316,392)	2	—
Net loss available to common stockholders	(14,255,988)	(26,601)	$5,316,392		(8,966,197)
Basic and diluted net loss per share available to common stockholders	$(2.80)				$(0.65)
Weighted average common shares outstanding	5,093,040			3	13,785,000

The adjustments related to the unaudited pro forma consolidating balance sheet are computed assuming the acquisition of MicroMed by Salmon was consummated on December 31, 2004. The adjustments related to the unaudited pro forma consolidating statement of operations for the year ended December 31, 2004 are computed assuming the acquisition was consummated at January 1, 2004.

Note 1

In connection with the acquisition by Salmon, MicroMed did not assume any assets or liabilities of Salmon and, in connection with the merger, as consideration for the cancellation of shares by Mr. Smith, Salmon will distribute its assets held prior to the Merger to Mr. Smith. Accordingly, Adjustment 1 reflects the distribution of cash of $4,426 and accrued liabilities and notes payable of $16,598 to Mr. Smith. The capital structure of Salmon was converted to the structure of MicroMed.

Note 2

Adjustment 2 reflects the recapitalization of Salmon and MicroMed as a result of the Merger, which includes the following adjustments:

-	The effects of the 1-for-3.3528 reverse stock split by Salmon to be effected immediately preceding the Merger;
-	The cancellation of 10,010,800 shares of common stock held by Mr. Smith;
-	The conversion of all MicroMed preferred stock to common stock prior to the Merger;

-	The cancellation of convertible preferred stock dividends and accretion. Amounts by class of redeemable convertible preferred stock cancelled are:

Series A	$497,199
Series B	$909,955
Series C	$1,744,683
Series D	$2,164,556
$5,316,392

-	The issuance of 12,150,000 shares of common stock to the stockholders of MicroMed in exchange for the issued and outstanding common and preferred stock of MicroMed. An additional 135,000 shares of common stock will be issued in connection with the utilization of the remaining $3.5 million available under the 2004 and 2005 Bridge Loans.

Note 3

The following is a reconciliation of MicroMed's weighted average shares outstanding from an historical basis to a pro forma basis.

Weighted average common shares outstanding - historical	5,093,040

Add:
Redeemable convertible preferred stock:
Series A	23,347,239	(a	)
Series B	83,866,829	(a	)
Series C	169,674,403	(a	)
Series D	661,799,149	(a	)
	938,687,620
Shares issuable upon conversion of 2004 and 2005 Bridge Loan (b)	310,000,947
	1,253,781,607

Deduct:
Affect of reverse stock split (c)	(1,241,496,607)
Subtotal	12,285,000
Issuance of shares to existing Salmon stockholders (d)	1,500,000
Weighted average common shares outstanding - pro forma	13,785,000

(a)	After giving affect to conversion at a ratio of 23.35-for-1, 41.93-for-1, 48.23-for-1 and 144.09-for-1, respectively.

(b)	Assumes the utilization of the entire $3.0 million and $1.5 million available under the 2004 and 2005 Bridge Loans, respectively.

(c)	Gives affect to the 1-for-102.06 reverse stock split of the MicroMed’s common stock upon closing of the reverse merger.

(d)	Represents the shares issued at the time of the closing of the merger to existing Salmon stockholders.

Note 4

MicroMed’s results of operations would include an estimated $800,000 of stock compensation expense attributable to 1,215,000 options, at an exercise price of $0.01, that will be granted at the time of the recapitalization of Salmon and MicroMed to employees and officers of MicroMed, had the Merger taken place on January 1, 2004.

CHANGE IN FISCAL YEAR END

Upon consummation of the Merger, we intend to change our fiscal year end from November 30 to December 31, which is the fiscal year end that has been adopted by MicroMed.

MICROMED’S OPERATIONS

Management’s Discussion and Analysis of MicroMed’s Financial Condition and Results of Operations

The following discussion of MicroMed’s financial condition and results of operations should be read in conjunction with its financial statements and the related notes, and the other financial information included in this information statement. With respect to this discussion, the terms “we,” “us,” and “our” refer to MicroMed Technology, Inc.

Forward-Looking Statements

The forward-looking comments contained in this discussion involve risks and uncertainties. Our actual results may differ materially from those discussed here due to factors such as, among others, limited operating history, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the healthcare industry. Additional factors that could cause or contribute to such differences can be found in the following discussion, as well as in the “Risks Factors” beginning on page13.

Overview

We were formed in 1995 to develop the DeBakey VAD for commercial use. We have devoted substantially all of our efforts to research and product development, and have not yet generated significant revenues from commercial sales. As of December 31, 2004, we had an accumulated deficit of approximately $72 million. We expect to continue to incur operating losses at least through 2007. Further, we expect operating expenses to increase as we seek U.S. regulatory clearance for the DeBakey VAD, build a technical support organization for product introduction and market development, continue engineering and development projects, and increase administrative activities to support our planned growth.

Our operations involve the manufacture and distribution of the DeBakey VAD. We have received regulatory approval to sell the DeBakey VAD in Europe and are involved in two clinical trials in the U.S., for which we receive reimbursements for our products from hospitals involved in our clinical trials that are categorized as revenues. We sell our products through distributors internationally and have direct relationships with hospitals in our U.S. trials.

The role of implantable ventricular assist as a key therapeutic tool for the treatment of advanced heart failure continues to emerge. Since the initial use of VADs began in 1993 as a bridge to heart transplantation, the market has recently grown to include patients that are ineligible for a heart transplant. This use has been coined as “Destination Therapy” since it is considered a complete therapy rather than a bridge to a next step in the therapeutic spectrum. The demand for heart transplantation far exceeds the available supply of donor hearts (the American Heart Association estimates that 100,000 persons in the US need a heart transplant each year, but there are only approximately 2,000 heart transplants conducted each year in the U.S.). The bridge to transplant market is a subset of the heart transplant market and is therefore a relatively small market, estimated by analysts to be approximately $100 million worldwide. Accordingly, adoption rate by physicians as a destination therapy is the key to VAD market growth. Patients are referred to cardiovascular surgeons for VAD implantation from heart failure cardiologists, mostly after the patient has failed to respond to conventional drug therapy. Many heart failure cardiologists are not familiar with VAD technologies or believe that VAD technologies are not suitable for a large percentage of their patients. One of the challenges faced by the VAD industry is to gain the confidence of these heart failure cardiologists so that they will refer more patients for VAD implantation.

The DeBakey VAD addresses the failure of the left ventricle, the main pumping chamber of the heart, to pump adequate oxygenated blood throughout the body. Right ventricular failure is commonly treated by pharmaceutical agents, but the use of RVADs or support of both ventricles (BiVAD) could increase. The need for support of the right ventricle may affect revenue since a matched right ventricular system may be chosen from another company.

Adverse events are typically anticipated due to the advanced nature of the patient’s heart failure and other organ involvement. These may include, but are not limited to thrombus, bleeding, infection, end of organ failure and device malfunction. If trends of adverse events for the DeBakey VAD exceed those of competitive devices, it would likely result in reduced product utilization and lower revenues for MicroMed.

The VAD market is segmented by product type and specific indication. The advent of other heart failure technologies geared toward healthier heart failure patients may delay or preclude the referral of patients for DeBakey VAD device. Moreover, although those products are not intended for the same patient population as a VAD, overlap does occur. This is exemplified through biventricular pacemakers, cardiac restraining devices and pharmaceutical agents.

The VAD industry is undergoing a period of substantial technological change. The most obvious change is the shift from large pulsatile devices such as the HeartMate XVE device to the much smaller continuous flow devices such as the DeBakey VAD or the HeartMate II device. There are also differences in the technologies of continuous flow VADs. For example, the DeBakey VAD and the HeartMate II utilize mechanical bearings to stabilize the impeller. Some companies are developing VADs with magnetically suspended impellers, under the assumption that elimination of a mechanical shaft would avoid long term bearing wear and reduce heat that can contribute to thrombus formation. New technologies with superseding benefits may affect MicroMed’s rate of enrollment in studies, the date of study completion, commercial launch times and ultimate market penetration. There is no way to predict which of these technologies, if any, will succeed in the marketplace.

The current practice for some VAD companies is to place their products in hospitals on a consignment basis. Broad adoption of this practice could delay achievement of MicroMed’s revenue objectives.

A typical total for billed charges of a VAD implantation is significant (normally $175,000 to $200,000). VAD implantation is covered by most private insurance and by CMS for Medicare-eligible patients. Although Medicare reimbursement was increased to an average of $136,000 in October 2004, there is no assurance that this reimbursement level will be sufficient enough of an economic incentive to convince potential VAD hospital customers to develop or expand a VAD implant program. Private insurance contracts vary by hospital and by carrier; however, the reimbursement level from private insurance may not be sufficient to support developing or expanding a VAD implant program.

The majority of implants of the DeBakey VAD and associated revenues over the next two years are expected to be related to MicroMed’s U.S. clinical trials. Due to the protocols and the inclusion/exclusion criteria associated with the trials, the number of potential implant patients that can receive a DeBakey VAD during clinical trials is much smaller than the overall VAD patient population. Accordingly, clinical trial implants and associated revenues, earnings and cash flows are inherently difficult to predict and will continue to be so until MicroMed receives commercial approval to market the product in the U.S.

MicroMed faces several potential challenges in its drive for commercial success, including raising sufficient capital to fund its business plan, motivating surgeons involved in MicroMed’s clinical trials to continue to implant the DeBakey VAD so that MicroMed can complete trials and gain FDA approval to market the products in the U.S., competition from established, well funded companies with competitive technologies, and future competition from companies that are developing competitive technologies, some of whom are larger companies with greater capital resources than MicroMed.

MicroMed plans to achieve commercial success by:

•	Expanding usage of the DeBakey VAD in foreign markets

•	Completing the BTT and DT clinical trials in the U.S.

•	Providing strong customer service and response to customer requests and needs for product enhancements

•	Continually upgrading the product line to maintain technological advantages over other products and competitors

•	Raising sufficient capital to accomplish MicroMed’s plans through the U.S. public capital markets

Research and Development

Our research and development activities have been primarily focused on the development and pilot clinical trials of the DeBakey VAD. Since our inception in 1995 and through December 31, 2004, we have incurred research and development costs of approximately $58 million.
Our research and development expenses consist primarily of compensation and other expenses for research and development personnel, costs associated with the clinical trials of our product candidates, facility costs, supplies and materials, costs for consultants and related contract research and depreciation. We charge all research and development expenses to operations as they are incurred.

In the future, the rate of spending on the DeBakey VAD system is likely to increase as additional clinical trials are performed.

At this time, due to the risks inherent in the clinical trial process and given the stage of development of our product candidates, we are unable to estimate with any certainty the costs we will incur in the continued development of our product candidates for commercialization. However, we expect our research and development costs to be substantial and to increase as we continue the development of our current product candidates, as well as continue and expand our research programs.

The lengthy process of seeking regulatory approvals for our product candidates, and the subsequent compliance with applicable regulations, require the expenditure of substantial resources. Any failure by us to obtain, or any delay in obtaining, regulatory approvals could cause our research and development expenditures to increase and, in turn, have a material adverse effect on our results of operations.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based on our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and related disclosure of contingent assets and liabilities. We review our estimates on an on going basis. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions. While our significant accounting policies are described in more detail in Note 2 to our financial statements, we believe the following accounting policy to be critical to the judgments and estimates used in the preparation of our financial statements:

Revenue Recognition. We recognize revenue from product sales and reimbursements for products used in our clinical trials in the U.S. Product sales consist of sales our DeBakey VAD ventricular assist devices and related equipment to international hospitals involved in heart transplantation, to customers with whom we have distribution agreements in certain international markets and to hospitals in the U.S. (for our DeBakey VAD Child product only, which is approved for sale in the U.S.). Under FDA rules, we are not allowed to sell products in the U.S. until such time as we receive a Pre-Market Approval for the products. We are allowed to receive reimbursement of expenses associated with our clinical trials, including our research and development expenses, with such reimbursements included in Revenues under the separate heading “Clinical Trial Reimbursements.” Product sales and clinical trial reimbursements are recognized as revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin (SAB) 104, Revenue Recognition, when persuasive evidence of an arrangement exists, fees are fixed or determinable, title has passed (generally upon shipment), and collection is reasonably assured. We have no post-delivery obligations nor do our product sales contain multiple elements.

Accounts Receivable. Accounts receivable represent amounts due from customers for goods shipped.  We extend various terms to our customers, with payment terms from 30-180 days, depending on the customer and country, and we do not require collateral. We periodically assess the collectibility of our receivables and establish reserves, as necessary, based on various considerations including customer credit history, payment patterns, and aging of accounts. Once management determines an account receivable is not collectible, the account is written off. We have not experienced significant collectibility problems to date.  If the collection history or aging of accounts receivable deteriorates, we may have to record a charge to operations to establish an allowance for doubtful accounts.

Inventories.  Inventory consists of raw materials, work in progress, and finished goods. Inventory is stated at the lower of cost or market using the first-in, first-out (“FIFO”) method. Cost includes the acquisition cost of raw materials and components and direct labor. We periodically review our inventory for excess, obsolescence or quality issues.  Should we conclude that we have inventory for which we can not recover our costs as a result of such review, we would have to record a charge to operations classified as cost of products sold.

Stock-Based Compensation.  Statement of Financial Accounting Standards (“SFAS”) No. 123, Accounting for Stock-Based Compensation, allows us to adopt one of two methods of accounting for stock options. We have elected the method that requires disclosure only of stock-based compensation. Because of this election, we continue to account for our employee stock-based compensation plans under Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and the related interpretations. Under APB No. 25, no compensation expense is recorded for stock option grants to employees with an exercise price equal to or greater than the fair value of underlying stock as determined by our board of directors at the date of grant. For purposes of the SFAS No. 123 proforma disclosure, the estimated fair value of the options is assumed to be amortized to expense over the options’ vesting period. Compensation expense for options granted to non-employees has been determined in accordance with SFAS No. 123 as the fair value of the consideration received or the fair value of the equity instruments issued.

Recent Accounting Pronouncements

In December 2004, the FASB issued FAS 123(R) Shared-Based Payment. The statement eliminates the ability to account for stock-based compensation using APB 25 and requires such transactions be recognized as compensation expense in the statement of operations based on their fair value on the date of grant, with the compensation expense recognized over the period in which an employee is required to provide service in exchange for the stock award. The statement is effective for public companies at the beginning of the first interim or annual period beginning after June 15, 2005; in the event the Merger is consummated, MicroMed will adopt this statement on July 1, 2005 using a modified prospective application. As such, the compensation expense recognition provisions will apply to new awards and to any awards modified, repurchased or cancelled after the adoption date. Additionally, for any unvested awards outstanding at the adoption date, MicroMed will recognize compensation expense over the remaining vesting period. MicroMed is currently evaluating the impact of SFAS 123(R) on its financial condition and results of operation. In the event the Merger is consummated there will be no unvested options at the date of adoption, thus there will be no future compensation expense related to options granted as of December 31, 2004. Grants awarded subsequent to December 31, 2004 will result in increased compensation expense.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires an issuer to classify financial instruments that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 had no impact on MicroMed.

In April 2004, the FASB issued FSP FASB Statement of Accounting Standards (“FAS”) No. 129-1, “Disclosure of Information about Capital Structure, Relating to Contingently Convertible Securities,” to provide disclosure guidance for contingently convertible securities. MicroMed adopted the disclosure provisions in 2004 as they apply to MicroMed’s convertible redeemable preferred stock.

Related Party Transactions

In December 2004, we entered into a loan agreement with several of our stockholders who have been party to sales of Series A, Series B, Series C and Series D preferred stock to borrow up to $3 million (the “2004 Bridge Loan”). In March 2005, we entered into a loan agreement (the “2005 Bridge Loan”) with the same stockholders that were party to the 2004 Bridge Loan. The parties to the 2004 and 2005 Bridge Loans were: Oxford Bioscience Partners and affiliated entities, SV Life Sciences, Charterhouse Equity Partners II, L.P., Essex Woodlands Health Ventures Fund IV, L.P., Mitsui & Co. Venture Partners, Trellis Health Ventures LP, David Schecter and Travis E. Baugh. Refer to “Liquidity and Capital Resources” below for more information regarding the 2004 Bridge Loan.

Private Placement and Recapitalization

We have retained a placement agent in connection with a proposed offering of at least $5 million and up to $20 million worth of our securities. It is expected that this issuance will consist of shares of our common stock and warrants to purchase shares of our common stock.

Prior to the closing of the Merger and prior to the closing of the Private Placement, we will effect a recapitalization whereby (i) all of our outstanding shares of series A, B, C and D preferred stock will convert into shares of our common stock at a conversion ratio of 23.35-for -1, 41.93-for-1, 48.23-for-1 and 144.09-for-1, respectively; (ii) amounts outstanding under our $3 million 2004 Bridge Loan will convert into shares of our common stock; (iii) amounts outstanding under our $1.5 million 2005 Bridge Loan will convert into shares of our common stock; and (iv) lastly, we will effect a 1-for-102.06 reverse stock split of our outstanding common stock. Following the recapitalization, but prior to the closing of the Private Placement, we will have 12,285,000 shares of outstanding common stock and no outstanding shares of preferred stock. The conversion ratios of the aforementioned preferred stock and the number of shares of common stock issuable upon conversion of the aforementioned 2004 and 2005 Bridge Loans could change based on the per share price of any common stock sold in the contemplated Private Placement, if any. The aforementioned conversion ratios and shares issuable upon conversion of the 2004 and 2005 Bridge Loans, and thus the beneficial ownership of the stockholders of MicroMed referenced herein, are consequently subject to change.

In addition, we plan to issue 1,215,000 post-split stock options under our new 2005 stock Incentive Plan. The per share price of all such newly issued options under the 2005 Stock Incentive Plan will be $0.01 (post the reverse stock split referenced above). After giving effect to the aforementioned stock split, there will be 1,215,000 options outstanding under the 2005 Stock Incentive Plan and 56,418 options outstanding under the 1997 Stock Option Plan at the closing of the Merger. This will result in the recognition of additional stock compensation expense of $0.2 million for the three months ending March 31, 2005 and $0.2 million for each quarter thereafter through the three months ending March 31, 2010.

Years Ended December 31, 2004 and 2003

Revenues

We had revenues of $5.9 million for the year ended December 31, 2004 versus revenues of $6.7 million in 2003. The decrease was due to lower revenues from international sales of $316,000 and lower clinical reimbursements in the United States of $450,000. International sales were down due to additional competition internationally, where two companies began clinical trials for VADs and were providing their products at little or no charge to several hospitals. Clinical reimbursements were down in the United States due to slower than expected implant rates in our BTT and DT clinical trials.

Research and Development

Research and development expenses were $12.3 million for the year ended December 31, 2004 versus $11.1 million for the year ended December 31, 2003, representing a $1.2 million, or 11%, increase. Significant components of the change are as follows (in million):

	2004	2003	$ Change	% Change
Production	$3.7	$3.8	$(0.1)	(2%)
Engineering and Development	1.8	1.5	0.3	20%
Quality, Clinical and Regulatory	3.6	2.5	1.1	44%
Sales and Marketing	3.2	3.3	(0.1)	(3%)
Total	$12.3	$11.1

•
Engineering and Development costs increased due to a write off of approximately $0.5 million of controllers that were returned with the Carmeda® coated VADs. Although the controllers were new and in working condition, we had instituted several engineering design changes which improved the controller to the point where we believed our customers would not want to use the older controllers.

•
Quality, Clinical, and Regulatory expenses consist of the expenses associated with maintaining our Quality Systems, the costs of our clinical trials, including travel and fees and expenses of our third-party Clinical Research Organization (CRO) and clinical trial monitoring costs, and the costs associated with dealing with the FDA, as well as other regulatory agencies around the world. The increase was due to expanded clinical trial activity in the U.S., particularly fees and expenses related to our CRO.

General and Administrative

General and administrative expenses were $2.5 million for the year ended December 31, 2004 versus $1.9 million for the year ended December 31, 2003, representing a $0.6 million, or 32%, increase. The increase was due to higher personnel expenses, higher recruiting expenses and higher legal and travel expenses in 2004 associated with a private placement process that was terminated in the later half of the year.

Interest Income

Interest income was $0.1 million for the year ended December 31, 2004 compared to $0.1 million for the year ended December 31, 2003.

Interest Expense

Interest expense was $.2 million for the year ended December 31, 2004 versus $0 for the year ended December 31, 2003. The increase was due to interest on the Venture Lending & Leasing loan entered into in 2004 along with advances under the working capital line from Silicon Valley Bank (see “Liquidity and Capital Resources”).

Convertible Preferred Stock Dividends and Accretion

Convertible preferred stock dividends and accretion are attributable to our Series A, Series B, Series C and Series D Redeemable Convertible Preferred Stock (see Note 7 of the audited financial statements). Dividends and accretions related to our preferred stock remained consistent at $5.3 million for the years ended December 31, 2004 and 2003.

Net Loss and Net Loss Per Share Available to Common Stockholders

Net loss available to common stockholders increased to $14.3 million in 2004 from $11.4 million in 2003. Net loss per share available to common stockholders increased to $2.80 in 2004 from $2.25 in 2003.

Restatement of Financial Statements

Effective July 1, 2003, in connection with the adoption of SFAS No. 150, MicroMed treated its redeemable convertible preferred securities as mandatorily redeemable and recorded the securities as a liability with the related dividends and accretions accrued as interest expense. Upon additional evaluation of the terms of the redeemable convertible preferred stock in 2004, it was determined that the securities are contingently redeemable rather than mandatorily redeemable, and the related dividends should have remained as part of stockholders deficit and should not have been recorded as interest expense. Because the shares are contingently redeemable under terms not controlled by MicroMed, the redeemable convertible preferred stock is classified as mezzanine equity in accordance with Article 5-02.28 of Regulation S-X expanded by ASR 268. Accordingly, the financial statements as of December 31, 2003 have been restated for the correction of this error surrounding the redemption features of the redeemable convertible preferred securities. The restatement had no impact on net loss available to common stockholders; however, it did impact net loss. MicroMed has restated the statement of operations for the year ending December 31, 2003 as follows:

	As Reported	Adjustments	2003 Restated
Loss from operations	$(6,276,524)	$—	$(6,276,524)
Interest income	129,120	—	129,120
Interest expense	(2,675,922)	2,668,196	(7,726)
Net loss	(8,823,326)	2,668,196	(6,155,130)
Convertible preferred stock dividends	(2,621,922)	(2,668,196)	(5,290,118)
Net loss available to common shareholders	$(11,445,248)	$—	$(11,445,248)

Liquidity and Capital Resources

As of December 31, 2004, cash and cash equivalents were $.7 million. From our inception through December 31, 2004, we used approximately $54.2 million in cash for our operations. We have funded our cash requirements through the private sale of equity, debt and credit facilities.

For the year ended December 31, 2004, we used approximately $9.7 million in cash for operations principally as a result of a net loss of $8.9 million, along with net changes in other operating assets and liabilities of $1.1 million offset by non-cash charges of $0.3 million for deprecation.

Our investing activities used cash of $0.4 million during the year ended December 31, 2004. These activities consisted of purchases of laboratory, production and office equipment. We expect to continue to invest in our infrastructure, including property and equipment to support our operations. We anticipate that we will spend approximately $200,000-$300,000 in fiscal 2005 on capital expenditures.

Financing activities provided cash of $4.1 million during the year ended December 31, 2004, primarily from the receipt of $4.0 million of proceeds from a long term note with Venture Lending & Leasing IV, Inc, (see below) and net proceeds of $1.0 million from a bridge loan with certain stockholders (see below). These inflows were offset by payments of $0.9 million on the long-term note during the year.

In May 2004, we received $2.5 million (net $2.4 million after initial $0.1 million prepayment of principal) from a loan agreement we executed in May 2004 with Venture Lending & Leasing IV, Inc. (“VLL and the VLL Loan”). Pursuant to the VLL Loan agreement, we borrowed $2.5 million, repayable in monthly principal payments beginning in July 2004 and terminating in February 2007. Interest on the promissory note is 11.137%. Amounts outstanding under the line of credit are collateralized by a second lien on all of our assets, excluding our intellectual property. In connection with the VLL Loan, we have agreed to issue to VLL a warrant to purchase $275,000 of our Series D preferred stock, which will be converted into a warrant to purchase $275,000 of our common stock on completion of our recapitalization.

In July 2004, we entered into a $4.5 million loan agreement with Silicon Valley Bank, which replaced our working capital line of credit with Silicon Valley Bank. Under the revised loan agreement, a new working capital line of credit is available under a formula-based calculation applied to eligible accounts receivable. Interest on draws under the new working capital line ranges from the prime rate plus 1.25% to prime plus 1.5%, depending on our quick ratio at the time of the advance. The loan agreement also requires the payment of collateral handling fees that range from 0.15% to 0.50% (also dependent on our quick ratio). The collateral handling fees are applied monthly to the daily gross account balances. Amounts outstanding on the line of credit are collateralized by all of our assets, excluding our intellectual property. The terms and conditions of the line of credit prevent us from pledging our intellectual property but do not require any financial covenants. Availability under the line is based on the following formula: (1) 80% of the eligible U.S. accounts receivable, up to a maximum loan balance of $4 million, and (2) 80% of eligible foreign accounts receivable up to a maximum loan balance of $500,000. The revised loan agreement expires April 15, 2006. At December 31, 2004, we had availability under the working capital line and equipment line to draw an additional $3.5 million

In December 2004, we entered into a loan agreement with several of our stockholders (the “2004 Bridge Loan”). Under the terms of the 2004 Bridge Loan, we may borrow up to $3 million (the “Loan Commitment”) until June 30, 2005 (the “Loan Commitment Termination Date”). The notes issued under the 2004 Bridge Loan, as amended, are unsecured, bear interest at prime plus 3% and are convertible into shares of our capital stock. As of December 31, 2004, we had drawn $1 million of the $3 million commitment.

As consideration to the lenders for making the commitment, we agreed to issue warrants to purchase common stock to each lender in an amount equal (rounded down to the nearest whole number) to the quotient of (x) the product of (A) .25 and (B) the amount of the Loan Commitment from that lender that we do not borrow prior to the earlier of the Loan Commitment Termination Date and a sale of MicroMed by asset sale, merger or other business combination (“Business Combination”) and (y) the Exercise Price (as defined below). The warrants are to be issued promptly following the Loan Commitment Termination Date or, if we complete a Business Combination prior to the Loan Commitment Termination Date, the warrants shall be issued prior to the Business Combination. For purposes of the 2004 Bridge Loan, “Exercise Price” means $0.7721 per share (appropriately adjusted for any stock dividends, stock splits, reverse stock splits, recapitalizations and similar transactions (“Recapitalizations”), subject to further adjustment as provided in the agreement. In the event all of the Loan Commitment is drawn, no warrants will be issued with respect to the 2004 Bridge Loans. We do not anticipate issuing warrants related to unutilized 2004 Bridge Loan Commitments since we expect to draw the entire amount of the Loan Commitment.

Notwithstanding the provisions of described above, if prior to issuing the warrants as contemplated by the 2004 Bridge Loan, we have not completed a recapitalization whereby all shares of our preferred stock outstanding on the date of the agreement are converted into common stock, then, in lieu of issuing warrants to purchase common stock, we will issue warrants to purchase preferred stock exercisable for a new series of preferred. The warrants to issue preferred stock shall be issued to each lender in an amount equal (rounded down to the nearest whole number) to the quotient of (x) the product of (A) .25 and (B) the amount of Loan Commitment from that lender that we do not borrow prior to the earlier of the Loan Commitment Termination Date and a Business Combination and (y) $5.00. The new series of preferred stock (i) will have a liquidation preference of $5.00 per share prior to distributions on any other series or class, (ii) will convert into a number of shares of common stock equal to the quotient of (x) $5.00 and (y) the Exercise Price, and (iii) otherwise will have terms as nearly as possible identical to our existing Series D Preferred Stock.

In the event we complete an equity financing of at least $2 million on or prior to the Loan Commitment Termination Date, and in that financing we issue securities with a common stock equivalent price per share lower than the Exercise Price, then the Exercise Price for the warrants shall be reduced to the Common Stock equivalent price per share of securities issued in that financing, and appropriate adjustments to the number of shares issuable on exercise of the warrants shall be made as provided in the warrants.

In the event we do not complete an equity financing of at least $2 million on or prior to the Loan Commitment Termination Date, but we do complete a Business Combination on or prior to June 30, 2005, then the exercise price for the warrants, shall be reduced to 85% of the common stock equivalent price per share to be paid by the purchaser in the Business Combination, if such reduced price is less than the exercise price.

In March 2005, we executed a bridge loan agreement with the same stockholders that were party to the 2004 Bridge Loan (the “2005 Bridge Loan”). Under the terms of the 2005 Bridge Loan, we may borrow up to $1.5 million (“2005 Loan Commitment”) with terms identical to those of the notes issued under the 2004 Bridge Loan including the commitment to issue warrants to purchase common stock to the stockholders on the unutilized portion of the 2005 Bridge Loan at the expiration date, June 30, 2005. We do not anticipate issuing warrants related to unutilized 2005 Bridge Loan Commitments since we expect to draw the entire amount of the Loan Commitment.
We currently occupy approximately 22,000 square feet of space under a lease which expires on May 31, 2007. The lease may be canceled by us by giving the landlord 30 days notice prior to May 31 of any of the remaining years of the lease. This space supports our immediate operational activities. As we expand our leased space to support our growth, our occupancy costs will increase.

We expect our cash requirements to increase significantly during 2005 as we expand our U.S. clinical trial efforts, expand our technical support staff, develop our administrative support activities and expand our international marketing efforts. Additionally, as we achieve projected growth in revenues, we anticipate significant working capital requirements, capital expenditures and investments in our infrastructure. The amount and timing of cash requirements will depend on market acceptance of our products, if any, and the resources we devote to developing and supporting our products. If we complete the Private Placement of at least $5 million and up to $20 million, we believe that we will have sufficient cash and cash equivalents to meet projected operating requirements for at least the next 12 months. However, if we do not complete the Private Placement prior to the closing of the Merger, we will need to seek additional funds from public and private stock offerings, borrowings under credit lines or other sources. We cannot be certain that additional capital will be available on favorable term, or at all. If adequate funds are unavailable, we may be required to scale back or discontinue our product development program or clinical trials, or obtain funds through strategic alliances that may require us to relinquish rights to certain of our technologies.

Contractual Obligations

Below is a table setting forth our contractual obligations as of December 31, 2004:

	Total	Less than One Year	1-3 Years	4-5 Years	More than 5 years
Operating Leases	$233,811	$233,811	$—	$—	$—

Notes Payable	$1,177,472	$1,177,472	—	—	—

Bridge loans with stockholders	$1,000,000	$1,000,000	—	—	—

Long-term debt	$2,162,015	$927,945	$1,234,070	—	—
TOTAL	$4,573,928	$3,339,228	$1,234,070	$—	$—

Off-Balance Sheet Arrangements

  As of December 31, 2004, we had no off-balance sheet arrangements.

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Salmon Express Inc., 6604 Topaz Drive, Vernon, British Columbia V1H 1N8. Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

DISSENTERS’ RIGHTS REGARDING THE REINCORPORATION AND THE MERGER

Under Nevada law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

You do have the right to dissent from the Reincorporation and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS. Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Exhibit J. This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the Reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

We do not believe that the NRS provide dissenters’ rights with respect to the Merger, as Salmon is not a constituent entity in the Merger. However, it may be determined that as an owner of Salmon common stock, you do have the right to dissent from the Merger and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS. In the event that it is determined that you do have the right to dissent from the Merger, below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Merger under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Exhibit J. This description is not intended to be complete. If you are considering exercising your dissenters’ rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

•	before the effective date of the Merger and/or Reincorporation, deliver written notice to us at Salmon Express Inc., 6604 Topaz Drive, Vernon, British Columbia V1H 1N8, Attn: Secretary, stating that you intend to demand payment for your shares if the Merger and/or Reincorporation is completed; and

•	not vote your shares in favor of the Merger and/or Reincorporation, either by proxy or in person.

Failure to vote against the Merger and/or Reincorporation will note constitute a waiver of dissenters’ rights. A vote against is not deemed to satisfy the written notice requirement.

If you satisfy those conditions, we will send you a written dissenter’s notice within 10 days after the Merger and/or Reincorporation is effective. This dissenter’s notice will:

•	specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•	inform holders of uncertificated shares to what extent the transfer of their shares will be after their payment demand is received;

•	supply a form of payment demand that includes the date the Merger and/or Reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•	set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters’ notice is delivered; and

•	provide you a copy of Nevada’s dissenters’ rights statute.

After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

•	demand payment either through the delivery of the payment demand form to be provided or other comparable means;

•	certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and

•	deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S DISSENTERS’ RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE MERGER AND/OR REINCORPORATION.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Merger and/or Reincorporation until the date of payment). The payment will be accompanied by:

•	our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•	an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•	information regarding your right to challenge the estimated fair value; and

•	a copy of Nevada’s dissenters’ rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the Merger and/or Reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•	the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

•	the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IF DISSENTERS’ RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA’S DISSENTERS’ RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE MERGER AND/OR REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

SIGNIFICANT DIFFERENCE BETWEEN THE CORPORATION LAWS OF
NEVADA AND DELAWARE

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in our judgment, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware law”) and the Nevada Business Corporation Act (“Nevada law”) for further information.

Classified Board of Directors. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually.

Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Special Meetings of Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. We have opted out of cumulative voting by failing to include a provision granting cumulative voting rights in our Articles of Incorporation. We will not adopt cumulative voting in that the Delaware Certificate of Incorporation will not provide for cumulative voting in the election of directors. Because we will not utilize cumulative voting, there will be no difference in stockholders’ rights with respect to this issue.

Vacancies. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Our Delaware Bylaws will address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders’ rights with respect to filling vacancies.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law do differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders’ rights with respect to this issue because we will address the issue in the same manner by providing for the mandatory advancement of expenses of directors and officers. In addition, our board of directors will be required to indemnify directors and officers. The board of directors will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. We will limit the liability of directors to the fullest extent permitted by Delaware law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Exhibit A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

MICROMED TECHNOLOGY, INC.,
A DELAWARE CORPORATION,

ON THE ONE HAND

AND

SALMON EXPRESS, INC.
A NEVADA CORPORATION,

SALMON ACQUISITION CORP.,
A NEVADA CORPORATION,

AND

PETE SMITH, SR.,
AN INDIVIDUAL,

ON THE OTHER HAND

DATED AS OF JANUARY 31, 2005

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is dated as of January 31, 2005, by and among MicroMed Technology, Inc., a Delaware corporation (“MicroMed”), on the one hand, and Salmon Express, Inc., a publicly traded Nevada corporation (“Salmon”), Salmon Acquisition Corp., a Nevada corporation and wholly owned subsidiary of Salmon (“Merger Sub”), and Pete Smith, Sr., an individual stockholder of Salmon (the “Salmon Stockholder”), on the other hand.

RECITALS

A.    Salmon, Merger Sub, the Salmon Stockholder and MicroMed have each determined to engage in the transactions contemplated hereby (collectively, the “Merger”) pursuant to which Merger Sub will merge with and into MicroMed, with MicroMed being the surviving corporation, and the outstanding shares of MicroMed shall be converted into shares of Salmon’s common stock in the manner herein described.

B.    The respective boards of directors of MicroMed, Salmon and Merger Sub, and Salmon, as the sole shareholder of Merger Sub, have each approved this Agreement and the Merger.

C.    A majority of the Salmon shareholders shall approve this Agreement and the Merger prior to the Closing (as hereinafter defined).

D.    A requisite percentage of the MicroMed shareholders shall approve this Agreement and the Merger prior to the Closing.

E.    The parties intend that this Agreement constitutes a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE 1
THE MERGER

1.1  Surviving Entity; Effective Time.

(a)  At the Closing, subject to the terms and conditions of this Agreement, Merger Sub shall be merged with and into MicroMed in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (the “DGCL”), whereupon the separate existence of Merger Sub shall cease, and MicroMed shall be the surviving corporation (“Surviving Corporation”) and shall take the name “MicroMed Technology, Inc.” (the “Effective Time”). It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and the parties hereto hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

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(b)  Simultaneously with the Closing, Articles of Merger (the “Merger Articles”) shall be filed with the Secretary of State of the State of Nevada in accordance with the NRS and a Certificate of Merger (the “Merger Certificate”) shall be filed with the Secretary of State of the State of Delaware in accordance with the DGCL. From and after the Effective Time, MicroMed shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of both MicroMed and Merger Sub, as provided under the NRS and the DGCL.

1.2  Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of MicroMed as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws, respectively, of the Surviving Corporation from and after the Effective Time, until thereafter amended in accordance with applicable law.

1.3  Directors and Officers. From and after the Effective Time, until their successors are duly elected or appointed and qualified, the directors and officers of Salmon and the Surviving Corporation shall be the directors and officers, respectively, of MicroMed in office immediately prior to the Effective Time.

1.4  Conversion of Shares. As of the Effective Time, by virtue of the Merger, automatically and without any action on the part of any holder thereof:

(a) Each issued and outstanding share of common stock, $.001 par value per share, of Merger Sub shall be converted into and become one fully paid and nonassessable share of the Surviving Corporation.

(b) Each fully paid and nonassessable share of MicroMed common stock, $.001 par value per share (“MicroMed Common Stock”), outstanding immediately prior to the Effective Time, shall be converted into one fully paid and nonassessable share of Salmon Salmon common stock, $.001 par value per share (“Salmon Common Stock”), the shares of Salmon Common Stock to be issued to the MicroMed shareholders to be known as the “Salmon Shares.”

(c) Warrants to purchase shares of MicroMed Common Stock (“MicroMed Warrants”) and options to purchase shares of MicroMed Common Stock (“MicroMed Options”) outstanding immediately prior to the Effective Time, shall be assumed by Salmon and shall become warrants to purchase shares of Salmon Common Stock (“Salmon Warrants”) or options to purchase shares of Salmon Common Stock (“Salmon Options”), as applicable.

Each of the assumed MicroMed Warrants and MicroMed Options will continue to have, and be subject to, the same terms and conditions of such MicroMed Warrants or MicroMed Options held immediately prior to the Effective Time (including, without limitation, any repurchase rights, vesting provisions and provisions regarding the acceleration of vesting on certain transactions).

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1.5  Fractional Shares. Fractional shares of Salmon Common Stock shall not be issued in connection with the Salmon Shares, but any fractional shares shall be rounded to the nearest whole share. No cash shall be issued in lieu of any fractional shares.

1.6  Stock Certificates.

(a)  Upon surrender to Salmon of the certificates representing the MicroMed Common Stock, MicroMed Warrants or MicroMed Options (collectively, the “MicroMed Certificates”), the holders of such MicroMed Certificates shall each be entitled to receive in exchange therefor one or more certificates representing the number of shares of Salmon Common Stock, Salmon Warrants or Salmon Options, respectively, to which such holder is entitled pursuant to the provisions of Section 1.4 hereof.

(b)  Each MicroMed Certificate converted into Salmon Common Stock, Salmon Warrants or Salmon Options, respectively, shall by virtue of the Merger, and without any action on the part of the holder thereof, cease to be outstanding, be cancelled and retired and cease to exist. Until surrendered as contemplated by this Section 1.6, each holder of MicroMed Common Stock, MicroMed Warrants or MicroMed Options, respectively, shall thereafter cease to possess any rights with respect to such shares, except the right to receive upon such surrender the number of shares of Salmon Common Stock, Salmon Warrants or Salmon Options, respectively, as provided by Section 1.4 hereof.

(c)  All shares of Salmon Common Stock, Salmon Warrants or Salmon Options, respectively, delivered to the MicroMed shareholders in respect of the MicroMed Common Stock, MicroMed Warrants or MicroMed Options, respectively, in accordance with the terms of this Agreement shall be deemed to have been delivered in full satisfaction of all rights pertaining to such shares of MicroMed Common Stock, MicroMed Warrants or MicroMed Options, respectively. If, after the Effective Time, MicroMed Certificates are presented for any reason, they shall be cancelled and exchanged as provided in this Section 1.6.

1.7  Closing. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, the closing of the Merger shall take place at 5:00 p.m. (Pacific Time) at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, on or before May 1, 2005, or at such other time and date as the parties may mutually agree (the “Closing” or the “Closing Date”).

1.8  Press Releases. At Closing, Salmon shall issue such press release or announcement of the transactions contemplated by this Agreement as may be required by the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the applicable requirements of Rules 135a and 135c under the Securities Act of 1933, as amended (the “Securities Act”), and such release or announcement will be reasonably satisfactory in form and substance to MicroMed and its counsel. Salmon shall not issue any other press release or otherwise make public any information with respect to this Agreement or the transactions contemplated hereby, prior to the Closing, without the prior written consent of MicroMed which consent shall not be unreasonably withheld. Notwithstanding the foregoing, if required by law, Salmon may issue such a press release or otherwise make public such information as long as Salmon notifies MicroMed of such requirement and discusses with MicroMed in good faith the contents of such disclosure.

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1.9  Cancellation of Currently Outstanding Salmon Common Stock. At the Effective Time, Salmon shall cause up to 10,010,800 shares of Salmon Common Stock held by the Salmon Stockholder to be cancelled and extinguished in partial consideration for the transfer to the Salmon Stockholder, immediately following the Closing, of all of the assets and liabilities of Salmon held prior to the Closing Date as described in Section 6.3.

1.10  Stock Option Plans. At the Effective Time, each option (“MicroMed Options”) outstanding under MicroMed’s Stock Option Plans, including but not limited to, the MicroMed Technology, Inc. 1997 Stock Option Plan and the to be adopted MicroMed Technology, Inc. 2005 Stock Incentive Plan (the “Plans”), whether vested or unvested, will be assumed by Salmon, as well as the Plans themselves. Each such option so assumed by Salmon under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Plans and any other document governing such option immediately prior to the Effective Time, and any restriction on the exercisability of such MicroMed Option shall continue in full force and effect, and the term, exercisability, vesting schedule, and other provisions of such MicroMed Option shall remain unchanged. Consistent with the terms of the Plans and the documents governing the outstanding options under such Plans, the Merger will not terminate any of the outstanding options under the Plans or accelerate the exercisability or vesting of such options or the shares of Salmon Common Stock which will be subject to those options upon the Salmon’s assumption of the options in the Merger. It is the intention of the parties that the options so assumed by Salmon following the Effective Time will remain incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time. Within thirty (30) business days after the Effective Time, Salmon will issue to each person who, immediately prior to the Effective Time was a holder of an outstanding option under the Plan, a document in form and substance satisfactory to MicroMed evidencing the foregoing assumption of such option by Salmon.

ARTICLE 2

ESCROW

2.1  Salmon Escrow. On the Closing Date, Salmon shall issue an additional 1,500,000 shares of Salmon Common Stock (the “Salmon Escrow Shares”) to be held by The Bank of New York, as escrow agent, or such other escrow agent as is mutually acceptable to all of the parties hereto (the “Escrow Agent”). The Salmon Escrow Shares shall be held and distributed in accordance with the terms of the escrow agreement (the “Escrow Agreement”) by and between Salmon, MicroMed and the Escrow Agent, in the form mutually agreed upon by Salmon, MicroMed and the Escrow Agent prior to the Closing Date.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF MICROMED

Except as set forth under the corresponding section of the disclosure schedule delivered to Salmon, Merger Sub and the Salmon Stockholder concurrently herewith (the “MicroMed Disclosure Schedule”), which MicroMed Disclosure Schedule shall be deemed a part hereof, MicroMed hereby represents and warrants to Salmon, Merger Sub and the Salmon Stockholder as follows:

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3.1  Organization. MicroMed is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware.

3.2  Capitalization. Immediately prior to the Closing, the authorized capital stock of MicroMed will consist of 65,000,000 shares of common stock, $.001 par value per share, and no shares of preferred stock. As of January 31, 2005 and after giving effect to a recapitalization whereby prior to the Closing (i) all shares of preferred stock convert into shares of common stock, (ii) amounts outstanding under two convertible loan facilities convert into shares of common stock and (iii) MicroMed will effect a 1-for-102.06 reverse stock split of its outstanding common stock, there were 12,285,000 shares of common stock and no outstanding shares of preferred stock. MicroMed may effect a private offering of up to $20 million of securities prior to the Closing whereby it will issue additional shares of its common stock and/or warrants to purchase shares of its common stock.

3.3  Certain Corporate Matters. MicroMed is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on MicroMed’ financial condition, results of operations or business. MicroMed has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

3.4  Authority Relative to this Agreement. MicroMed has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by MicroMed and the consummation by MicroMed of the transactions contemplated hereby have been duly authorized by the Board of Directors of MicroMed and no other actions on the part of MicroMed are necessary to authorize this Agreement or the transactions contemplated hereby other than the consent of the shareholders of MicroMed. This Agreement has been duly and validly executed and delivered by MicroMed and constitutes a valid and binding agreement of MicroMed, enforceable against MicroMed in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

3.5  Consents and Approvals; No Violations. Except for requirements of applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by MicroMed of the transactions contemplated by this Agreement other than those that have been or will be obtained as of the Closing. Neither the execution and delivery of this Agreement by MicroMed nor the consummation by MicroMed of the transactions contemplated hereby, nor compliance by MicroMed with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of MicroMed, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which MicroMed is a party or by which it or its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to MicroMed, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to MicroMed taken as a whole.

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3.6  Financial Statements.

(a)  Prior to Closing, MicroMed will provide its audited balance sheets as at December 31, 2003 and 2002, and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002 (“MicroMed’s Audited Financials”).

(b)  Prior to Closing, MicroMed will provide its unaudited balance sheet as at September 30, 2004, and the related statements of operations, changes in stockholders’ equity and cash flows for the nine months ended September 30, 2004 (“MicroMed’s Interim Financials” and together with MicroMed’s Audited Financials, “MicroMed’s Financials”).

(c)  MicroMed’s Financials (i) will be in accordance with the books and records of MicroMed, (ii) will be correct and complete, (iii) will fairly present the financial position and results of operations of MicroMed as of the dates indicated, and (iv) will be prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on MicroMed, or their respective businesses, financial conditions or results of operations).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SALMON, MERGER SUB AND THE SALMON STOCKHOLDER

Except as set forth under the corresponding section of the disclosure schedule delivered to MicroMed concurrently herewith (the “Salmon Disclosure Schedule”), which Salmon Disclosure Schedule shall be deemed a part hereof, Salmon, Merger Sub and the Salmon Stockholder, to his knowledge, hereby, jointly and severally, represents and warrants to MicroMed and the MicroMed shareholders as follows:

4.1  Organization. Each of Salmon and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

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4.2  Capitalization. Salmon’s authorized capital stock consists of 50,000,000 shares of capital stock, all of which are designated as Common Stock, of which no more than 15,040,000 shares are issued and outstanding as of the date hereof; immediately prior to the Closing, Salmon shall have effected a 1-for-3.3528 reverse stock split, and upon the Closing, all 10,010,800 pre-split shares (or 2,985,803 post-split shares) of Salmon Common Stock held by the Salmon Stockholder shall be cancelled, as set forth herein, and 1,500,000 shares of Salmon Common Stock will be issued and outstanding at the Closing. In addition, upon the Closing, Salmon shall have issued an additional 1,500,000 post-split shares of Salmon Common Stock, which constitute the Salmon Escrow Shares. The Salmon Escrow Shares shall be held by the Escrow Agent and may only be released from escrow in accordance with the terms of the Escrow Agreement. All issued and outstanding shares of capital stock of Salmon and Merger Sub are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. When issued, the Salmon Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Salmon or Merger Sub is a party or which are binding upon Salmon or Merger Sub providing for the issuance by Salmon or Merger Sub or transfer by Salmon or Merger Sub of additional shares of Salmon’s or Merger Sub’s capital stock and neither Salmon nor Merger Sub has reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of Salmon or Merger Sub. There are no voting trusts or any other agreements or understandings with respect to the voting of Salmon’s or Merger Sub’s capital stock.

4.3  Certain Corporate Matters. Each of Salmon and Merger Sub is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of its properties or nature of its business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. Each of Salmon and Merger Sub has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. Each of Salmon and Merger Sub has delivered to MicroMed true, accurate and complete copies of its Articles of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Boards of Directors of Salmon and Merger Sub previously furnished to MicroMed are complete and correct in all material respects. The stock records of Salmon and Merger Sub and the stockholder lists of Salmon and Merger Sub previously furnished to MicroMed are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of Salmon’s and Merger Sub’s capital stock and any other outstanding securities issued by Salmon and Merger Sub. Neither Salmon nor Merger Sub is in default under or in violation of any provision of its Articles of Incorporation or Bylaws in any material respect. Neither Salmon nor Merger Sub is in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject. Salmon has delivered to MicroMed and the MicroMed shareholders a complete copy of Salmon’s financial records and tax returns from Salmon’s inception to the Closing Date.

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4.4  Authority Relative to this Agreement. Each of Salmon, Merger Sub and the Salmon Stockholder has the requisite corporate power and authority to enter into this Agreement and carry out its/his obligations hereunder. The execution, delivery and performance of this Agreement by Salmon and Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Directors of Salmon and Merger Sub and no other actions on the part of Salmon or Merger Sub are necessary to authorize this Agreement or the transactions contemplated hereby, other than the filing and clearance of a 14C Information Statement with the Securities and Exchange Commission in the form attached hereto as Exhibit 4.4. This Agreement has been duly and validly executed and delivered by Salmon, Merger Sub and the Salmon Stockholder and constitutes a valid and binding obligation of Salmon, Merger Sub and the Salmon Stockholder enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

4.5  Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and Blue Sky Laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Salmon, Merger Sub or the Salmon Stockholder of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Salmon, Merger Sub or the Salmon Stockholder nor the consummation by Salmon, Merger Sub or the Salmon Stockholder of the transactions contemplated hereby, nor compliance by Salmon, Merger Sub or the Salmon Stockholder with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of Salmon or Merger Sub, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Salmon, Merger Sub or the Salmon Stockholder is a party or by which it/his or any of its/his properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Salmon, Merger Sub the Salmon Stockholder, or any of its/his properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Salmon, Merger Sub or the Salmon Stockholder taken as a whole.

4.6  SEC Documents. Salmon has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as Salmon was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Salmon included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Salmon as of the dates thereof and its statements of operations, stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on Salmon, its business, financial condition or results of operations). Except as and to the extent set forth on the consolidated balance sheet of Salmon as at November 30, 2004, including the notes thereto, neither Salmon nor Merger Sub has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or other financial statement).

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4.7  Financial Statements.

(a)  Included in the SEC Documents are the audited balance sheets of Salmon as at November 30, 2004, and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended November 30, 2004, together with the unqualified report thereon of Morgan & Company, independent auditor (collectively, “Salmon’s Audited Financials”).

(b)  Included in the SEC Documents are the unaudited consolidated balance sheets of Salmon as at August 31, 2004, and the related statements of operations and cash flows for the nine months ended August 31, 2004, as reviewed by Morgan & Company, independent auditor (“Salmon’s Interim Financials”).

(c)  Salmon’s Audited Financials and Salmon’s Interim Financials (collectively, “Salmon’s Financial Statements”) are (i) in accordance with the books and records of Salmon, (ii) correct and complete, (iii) fairly present the financial position and results of operations of Salmon as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on Salmon or Merger Sub, or their respective businesses, financial conditions or results of operations.

4.8  Events Subsequent to Financial Statements. Except as set forth in Schedule 4.8, since August 31, 2004, there has not been:

(a)  any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of Salmon;

(b)  any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of Salmon;

(c)  except as contemplated by this Agreement, any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of Salmon or any redemption, purchase or other acquisition of any such shares;

(d)  any issuance of shares of capital stock or the granting, issuance or execution of any rights, warrants, options or commitments by the Salmon, as the case may be, relating to its authorized or issued capital stock, except with respect to Salmon’s investment in Merger Sub;

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(e)  any subjection to any lien on any of the assets, tangible or intangible, of Salmon;

(f)  any incurrence of indebtedness or liability or assumption of obligations by Salmon or Merger Sub;

(g)  any waiver or release by Salmon or Merger Sub of any right of any material value;

(h)  any compensation or benefits paid to officers or directors of Salmon, except as to the cancellation of those shares of Common Stock held by the Salmon Stockholder specified in Section 1.9 of this Agreement;

(i)  any change made or authorized in the Articles of Incorporation or Bylaws of Salmon;

(j)  any loan to or other transaction with any officer, director or stockholder of Salmon giving rise to any claim or right of Salmon against any such person or of such person against Salmon; or

(k)  any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Salmon.

4.9  Undisclosed Liabilities. Except as otherwise disclosed in Salmon’s Financial Statements, neither Salmon nor Merger Sub has any material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

4.10  Tax Matters.

(a)  Salmon and Merger Sub have each duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

(b)  Salmon and Merger Sub have each paid, or adequately reserved against in Salmon’s Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

(c)  To the knowledge of Salmon and Merger Sub, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of Salmon’s or Merger Sub’s tax returns;

(d)  No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from Salmon or Merger Sub; and

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(e)  neither Salmon nor Merger Sub has filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended. For the purposes of this Section 4.10, a tax is due (and must therefore either be paid or adequately reserved against in Salmon’s Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

4.11  Real Property. Neither Salmon nor Merger Sub owns or leases any real property.

4.12  Books and Records. The corporate and financial books and records of Salmon and Merger Sub delivered to MicroMed prior to the Closing fully and fairly reflect the transactions to which Salmon and/or Merger Sub is a party or by which they or their properties are bound.

4.13  Questionable Payments. Neither Salmon nor Merger Sub, or any of their respective employees, agents or representatives has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Salmon’s or Merger Sub’s funds or made any payments from Salmon’s or Merger Sub’s funds to governmental officials for improper purposes or made any illegal payments from Salmon’s or Merger Sub’s funds to obtain or retain business.

4.14  Environmental Matters. Salmon represents and warrants that:

(a)  To the knowledge of Salmon, after due investigation, there has been no material failure by Salmon to comply with all applicable requirements of Environmental Laws relating to Salmon, Salmon’s operations, and Salmon’s manufacture, processing, distribution, use, treatment, generation, recycling, reuses, sale, storage, handling, transportation or disposal of any Hazardous Material and Salmon is not aware of any facts or circumstances which could materially impair such compliance with all applicable Environmental Laws.

(b)  Salmon has not received notice from any Governmental Authority or any other person of any actual or alleged violation of any Environmental Laws, nor is any such notice anticipated.

(c)  To the knowledge of Salmon, after due investigation, Environmental Laws do not require that any permits, licenses or similar authorizations to construct, occupy or operate any equipment or facilities used in the conduct of Salmon’s business.

(d)  No Hazardous Materials are now located at the Business Location, and, to the knowledge of Salmon and the Salmon Stockholder, after due investigation, Salmon has not ever caused or permitted any Hazardous Materials to be generated, placed, stored, held, handled, located or used at the Business Location, except those which may lawfully be used, transported, stored, held, handled, generated or placed at the Business Location in the conduct of Salmon’s business.

(e)  Salmon has not received any notices, whether from a Governmental Authority or some other third party, that Hazardous Material Contamination exists at the Business Location or at any other location utilized by Salmon in the conduct of its business nor are Salmon or the Salmon Stockholder aware of any circumstances that would give rise to an allegation of such contamination.

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(f)  To the knowledge of Salmon, after due investigation, no investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated, pending or otherwise in existence with respect to the Business Location or with respect to any other site controlled or utilized by Salmon in the operation of its business. To the knowledge of Salmon and the Salmon Stockholder, after due investigation, the Business Location is not currently on, and has never been on, any federal or state “Superfund” or “Superlien” list.

4.15  Intellectual Property. Other than listed on Schedule 4.15, neither Salmon nor Merger Sub owns or uses any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto. Neither Salmon nor Merger Sub has any knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Salmon or Merger Sub infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

4.16  Insurance. Neither Salmon nor Merger Sub has any insurance policies in effect.

4.17  Contracts. Neither Salmon nor Merger Sub has any material contracts, leases, arrangements or commitments (whether oral or written). Neither Salmon nor Merger Sub is a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

4.18  Litigation. Neither Salmon nor Merger Sub is subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against Salmon or Merger Sub. Neither Salmon nor Merger Sub is a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of Salmon or Merger Sub, and neither Salmon nor Merger Sub knows of any basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting Salmon or Merger Sub or to which Salmon or Merger Sub is a party.

4.19  Employees. Neither Salmon nor Merger Sub has any employees. Neither Salmon nor Merger Sub owes any compensation of any kind, deferred or otherwise, to any current or previous employees. Neither Salmon nor Merger Sub has any written or oral employment agreements with any officer or director of Salmon or Merger Sub. Neither Salmon nor Merger Sub is a party to or bound by any collective bargaining agreement. There are no loans or other obligations payable or owing by Salmon or Merger Sub to any stockholder, officer, director or employee of Salmon or Merger Sub, nor are there any loans or debts payable or owing by any of such persons to Salmon or Merger Sub or any guarantees by Salmon or Merger Sub of any loan or obligation of any nature to which any such person is a party.

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4.20  Employee Benefit Plans. Neither Salmon nor Merger Sub has any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by Salmon or Merger Sub.

4.21  Legal Compliance. No claim has been filed against Salmon or Merger Sub alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. Salmon and Merger Sub each holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

4.22  Subsidiaries. Except for all of the issued and outstanding shares of capital stock of Merger Sub, Salmon does not own any capital stock or have any interest in any corporation, partnership, or other form of business organization. Salmon owns all of the capital stock or other equity interests of Merger Sub free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions.

4.23  Broker’s Fees. Neither Salmon, Merger Sub nor the Salmon Stockholder, nor anyone on their behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

4.24  Registration Rights. Salmon has not granted or agreed to grant to any person or entity any rights (including “piggy back” registration rights) to have any securities of Salmon registered with the Securities and Exchange Commission or any other governmental authority that have not been satisfied.

4.25  Listing and Maintenance Requirements. Salmon has not, in the twelve (12) months preceding the date hereof, received notice from the trading market or stock quotation system on which Salmon’s Common Stock is listed or quoted to the effect that Salmon is not in compliance with the listing or maintenance requirements of such trading market or stock quotation system. Salmon is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.26  No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by Salmon to arise, between the accountants and lawyers formerly or presently employed by Salmon and Salmon is current with respect to any fees owed to its accountants and lawyers.

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4.27  Disclosure. The representations and warranties and statements of fact made by Salmon, Merger Sub and the Salmon Stockholder in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 5

COVENANTS AND AGREEMENTS OF THE PARTIES
EFFECTIVE PRIOR TO CLOSING

5.1  Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of MicroMed, Salmon and Merger Sub as each party may request. In order that each party may have the full opportunity to do so, MicroMed, Salmon and Merger Sub shall furnish each party and its representatives during such period with all such information concerning the affairs of MicroMed, Salmon or Merger Sub as each party or its representatives may reasonably request and cause MicroMed, Salmon or Merger Sub and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party’s representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party’s premises, with copies thereof to be provided to each party and/or its representatives upon request.

5.2  Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Merger and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

5.3  Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing. In addition, without the prior written consent of MicroMed, none of Salmon, Merger Sub or the Salmon Stockholder (as it relates to Salmon and Merger Sub) shall enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of MicroMed. Without the prior written consent of MicroMed, Salmon, Merger Sub or the Salmon Stockholder, as the case may be, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

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5.4  Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of MicroMed, Salmon or Merger Sub.

5.5  Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party’s representations or warranties herein.

5.6  Continuation of Insurance Coverage. From the date hereof to the Closing, each party hereto shall keep in full force and effect insurance coverage for its assets and operations comparable in amount and scope to the coverage now maintained covering its assets and operations.

ARTICLE 6

CONDITIONS TO CLOSING
AND POST-CLOSING COVENANTS

6.1  Conditions to Obligations of MicroMed. The obligations of MicroMed under this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of each of the following conditions:

(a)  Closing Deliveries. At the Closing, Salmon shall have delivered or caused to be delivered to MicroMed the following:

(i)  resolutions duly adopted by the Board of Directors of each of Salmon and Merger Sub, and authorizing and approving the Merger and the execution, delivery and performance of this Agreement;

(ii)  a certificate of good standing for each of Salmon and Merger Sub from the Secretary of State of the State of Nevada, dated not earlier than three (3) days prior to the Closing Date;

(iii)  subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, written resignations of all officers and directors of Salmon in office immediately prior to the Closing, and board resolutions electing the following individuals to the positions with Salmon listed opposite their names below:

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Travis E. Baugh	President, Chief Executive Officer, Chief Financial Officer and Director
Betty Silverstein Russell	Chief Operating Officer, Executive Vice President, Marketing and Sales
Robert J. Benkowski	Senior Vice President, Engineering
Timothy R. Placek	Senior Vice President, Regulatory Affairs/Quality Systems
Dallas W. Anderson	Director, Chairman of the Board of Directors
Paul M. Frison	Director
James M. Garvey	Director
Norwick B.H. Goodspeed	Director
Phyllis Haberman	Director
Cornelius T. Ryan	Director
Martin P. Sutter	Director

MicroMed may provide the name of another individual to be elected Chief Financial Officer prior to Closing.

(iv)  certificates from each of Salmon, Merger Sub and the Salmon Stockholder representing that the information set forth in Section 6.1(b) is true as of the Closing Date.

(v)  evidence of cancellation of 10,010,800 pre-split shares of Salmon Common Stock held by the Salmon Stockholder; and

(vi)  such other documents as MicroMed may reasonably request in connection with the transactions contemplated hereby.

(b)  Representations and Warranties to be True. The representations and warranties of Salmon, Merger Sub and the Salmon Stockholder herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Salmon, Merger Sub and the Salmon Stockholder shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)  Amendment of Articles of Incorporation. Salmon shall have amended its Articles of Incorporation to effectuate a 1-for-3.3528 reverse stock split, such split to have been effected prior to the Closing Date.

(d)  Equity Financing. Prior to the Closing Date, MicroMed shall have concluded an equity financing of at least $5,000,000 (the “Equity Financing”).

(e)  Delaware Reincorporation. Salmon shall have executed an Agreement and Plan of Merger (the “Reincorporation Agreement”) for the reincorporation of Salmon from the State of Nevada to the State of Delaware; provided, however that such Reincorporation Agreement shall be in form and substance acceptable to MicroMed, in its reasonable discretion.

(f)   Schedule 14(c). A Schedule 14(c) shall be approved by the Securities and Exchange Commission and properly circulated to the shareholders of Salmon at least twenty (20) calendar days prior to the Closing Date.

16

(g)   Shareholder Consent. A requisite percentage of the MicroMed shareholders shall have approved the Merger.

6.2  Conditions to Obligations of Salmon, Merger Sub and the Salmon Stockholder. The obligations of Salmon, Merger Sub and the Salmon Stockholder under this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of each of the following conditions:

(a)  Closing Deliveries. On the Closing Date, MicroMed shall have delivered to Salmon such documents as Salmon may reasonably request in connection with the transactions contemplated hereby.

(b)  Representations and Warranties to be True. The representations and warranties of MicroMed herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. MicroMed shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)  Director Questionnaires. Each of the individuals listed as directors in Section 6.1(a)(iii) shall have submitted to Salmon’s legal counsel, no later than fifteen (15) calendar days prior to the Closing Date, a written response to the director questionnaire previously delivered to MicroMed, and upon receipt of all such responses Salmon’s legal counsel shall prepare and file with the SEC at least ten (10) calendar days prior to the Closing Date an Information Statement- Notice of Change In Control and of a Majority of Directors pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. The MicroMed shareholders and MicroMed shall have the opportunity to review and provide comments to such Information Statement prior to its filing with the SEC.

6.3  Spinoff. Salmon shall have contributed all of the tangible pre-Closing assets and intellectual property rights of Salmon to the Salmon Stockholder and the Salmon Stockholder shall have assumed all of the pre-Closing liabilities of Salmon of any kind whatsoever immediately following the Closing (the “Spinoff”), except for up to $25,000 to be paid by MicroMed to counsel to Salmon in connection with the Merger if the Merger closes and only upon the closing of the Equity Financing. The Spinoff, which will occur immediately following the Closing, will be effected in compliance with all applicable laws, including without limitation, the applicable provisions of the NRS and any other applicable state and federal laws. The consummation of the Spinoff will not require any consent, release, waiver or approval that would adversely affect Salmon. The consummation of the Spinoff will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Spinoff will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of (a) any provision of the Articles of Incorporation or Bylaws of Salmon; (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, contract or other instrument or obligation (whether oral or written) to which Salmon is or was a party or by which Salmon is or was bound; or (c) any federal, state, local or foreign statute, law concession, grant, franchise, permit or other governmental authorization or approval applicable to Salmon.

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ARTICLE 7

TERMINATION; AMENDMENT; WAIVER

7.1  Termination by Mutual Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by MicroMed shareholders and Salmon stockholders, by mutual written consent of MicroMed and Salmon by action of their respective Boards of Directors.

7.2  Termination by either Salmon or MicroMed. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either Salmon or MicroMed if:

(a)  the Merger shall not have been consummated by June 1, 2005, whether such date is before or after the date of approval of the Merger by MicroMed’s shareholders and Salmon’s stockholders (the “Termination Date”); or

(b)  any law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of the Merger by MicroMed’s shareholders and Salmon’s stockholders); provided, however, that the right to terminate this Agreement pursuant to this Section 7.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

7.3  Termination by MicroMed. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by MicroMed’s shareholders and Salmon’s stockholders by action of MicroMed’s board of directors, if:

(a)  (i) any of Salmon’s representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.1 would not be satisfied, or (ii) if (A) any of Salmon’s representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.1 would not be satisfied and (B) such inaccuracy has not been cured by Salmon within ten (10) business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, or (iii) Salmon’s representation and warranties with respect to its capitalization are inaccurate such that there are shares or rights to obtain shares outstanding in addition to those initially disclosed;

(b)  MicroMed’ due diligence examination of Salmon and its assets and business reveals information that varies materially or adversely from the understandings upon which MicroMed agreed to proceed with the transactions contemplated by this Agreement, as determined by MicroMed in its reasonable discretion;

(c)  MicroMed receives an unsolicited proposal or offer from a person or entity other than Salmon or any of its affiliates, or a solicited or unsolicited proposal or offer from any entity with which MicroMed has had merger or acquisition discussions within the thirty (30) day period prior to the date hereof, or any affiliate thereof, for a tender or exchange offer, merger, consolidation or other business combination involving MicroMed or any proposal to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of MicroMed (an “Acquisition Proposal”), and the Board of Directors of MicroMed determines in good faith that its fiduciary obligations under applicable law require that such Acquisition Proposal be accepted; or

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(d)  since the date of this Agreement, Salmon shall have suffered any material adverse effect on its financial condition, results of operations or business.

7.4  Termination by Salmon. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by MicroMed’s shareholders and Salmon’s shareholders, by action of the Board of Directors of Salmon, if (i) any of MicroMed’s representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.2 would not be satisfied, or (ii) if (A) any of MicroMed’s representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.2 would not be satisfied and (B) such inaccuracy has not been cured by MicroMed within ten (10) business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given.

7.5  Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 7, this Agreement shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, consultants, contractors, agents, legal and financial advisors, or other representatives); provided, however, that except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement.

ARTICLE 8

INDEMNIFICATION

8.1  Survival of Warranties.

(a) Representations, Warranties and Covenants made by Salmon, Merger Sub and the Salmon Stockholder. All representations, warranties and covenants made by Salmon, Merger Sub and the Salmon Stockholder herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing and continue in full force and effect for a period of eighteen (18) months following the Closing Date. Notwithstanding the preceding sentence, any claim for indemnity for breach of a representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which such representation or warranty otherwise would terminate pursuant to the preceding sentence, if notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

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(b) Representations, Warranties and Covenants made by MicroMed. All representations, warranties and covenants made by MicroMed herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing.

8.2  Salmon, Merger Sub and the Salmon Stockholder Indemnification. From and after the Closing and for a period of eighteen months following the Closing Date, subject to the limitations set forth in this Article 8, Salmon, Merger Sub and the Salmon Stockholder will, jointly and severally, indemnify, defend, and hold harmless MicroMed and its respective shareholders, officers, directors, agents, attorneys and employees (the “Indemnified Persons”) from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, attorneys’ fees and expenses of investigation and defense (net of any directly related insurance payments or recoveries received or to be received from third party insurers) (collectively, “Damages”) arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by Salmon, Merger Sub and/or the Salmon Stockholder in this Agreement or any exhibit or schedule to this Agreement (each a “Salmon Breach” and collectively, “Salmon Breaches”). The indemnification obligations of Salmon, Merger Sub and the Salmon Stockholder set forth in this Section 8.2 shall be satisfied solely by the distribution of Salmon Escrow Shares as further set forth in the Escrow Agreement.

8.3  No Liability for Shareholders. Except as otherwise set forth in this Agreement, in no event shall the shareholders of MicroMed be liable to Salmon, Merger Sub, the Salmon Stockholder, or nor shall the shareholders of Salmon be liable to MicroMed or the other indemnitees described in Section 8.2, for any consequential, exemplary, punitive, or speculative damages, except to the extent any such otherwise excluded damages are a component of Damages which arise out of a third party claim for which such indemnified party becomes liable and for which third party claim they are entitled to indemnification pursuant to this Article 8.

8.4  Sole Remedy.

(a)     Salmon, Merger Sub and Salmon Stockholder. The ability to terminate the Merger in the event of a breach of the representations and warranties or covenants by MicroMed, as set forth in Section 7.4, shall be the sole remedy at law available for any such breach; provided, however, that this limitation shall not prevent Salmon, Merger Sub or the Salmon Stockholder from seeking equitable remedies or any legal remedies for claims arising with respect to this Agreement from willful misconduct or fraud.

(b)     MicroMed. The ability to terminate the Merger in the event of a breach of the representations and warranties or covenants by Salmon, Merger Sub or the Salmon Stockholder, as set forth in Section 7.3, and the distribution of Salmon Escrow Shares, as provided in the Escrow Agreement, shall be the sole remedies at law for the satisfaction of (i) the indemnification obligations set forth in Section 8.2 and (ii) any other claim for monetary damages arising from a breach of this Agreement; provided, however, that this limitation shall not prevent MicroMed from seeking equitable remedies or any legal remedies for claims arising with respect to this Agreement from willful misconduct or fraud.

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ARTICLE 9

GENERAL PROVISIONS

9.1  Name Change. The parties agree to take whatever actions that are necessary to change the name of Salmon to such name as proposed by MicroMed as of or as soon as possible after the Effective Time.

9.2  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

9.3  Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

9.4  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

9.5  Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

9.6  Separate Counsel. Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

9.7  Governing Law; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, U.S.A. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in Delaware and each party hereby waives any right to object to the convenience of such venue.

9.8  Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

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9.9  Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all parties hereto.

9.10  Parties In Interest: No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

9.11  Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

9.12  Expenses. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers; provided, however, that MicroMed may be obligated to pay legal fees and expenses to Salmon’s counsel of up to $25,000 in accordance with the terms of Section 6.3 above.

9.13  Schedules. If there is any inconsistency between the statements in the body of this Agreement and those in the schedules (other than an exception expressly set forth in the schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

9.14  Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

9.15  Incorporation of Exhibits and Schedules. The exhibits, schedules, and other attachments identified in this Agreement are incorporated herein by reference and made a part hereof.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

MICROMED TECHNOLOGY, INC.

By: /s/ Travis E. Baugh
Name: Travis E. Baugh
Title: President and Chief Executive Officer

SALMON EXPRESS, INC.

By: /s/ Pete Smith, Sr.
Name: Pete Smith, Sr.
Title: President

SALMON STOCKHOLDER

/s/ Pete Smith, Sr.
Name: Pete Smith, Sr.

SALMON ACQUISITION CORP.

By: /s/ Pete Smith, Sr.
Name: Pete Smith, Sr.
Title: President

23

Exhibit B-1

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.

SALMON ACQUISITION CORP.
Name of *merging* entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

____
Name of *merging* entity

Jurisdiction	Entity type *

____
Name of *merging* entity

Jurisdiction	Entity type *

____
Name of *merging* entity

Jurisdiction	Entity type *

and,

MICROMED TECHNOLOGY, INC.
Name of *surviving* entity

DELAWARE	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

LA #80610

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.190):

Attn: Micromed Technology, Inc.

c/o: Travis E. Baugh

8965 Interchange Drive

Houston, Texas 77054

3) (Choose one)

☑ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from :

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or;

____
Name of *surviving* entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

SALMON ACQUISITION CORP.
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or;

MICROMED TECHNOLOGY, INC.
Name of *surviving* entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or;

____
Name of *surviving* entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

____

____

____

____

____

6) Location of Plan of Merger (check a or b):

_____ (a) The entire plan of merger is attached;

or,

✔ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):** ______________________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures – Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):**

SALMON ACQUISITION CORP.
Name of *merging* entity

Signature	Title	Date
	PRESIDENT	/ /

Name of *merging* entity

Signature	Title	Date
		/ /

Name of *merging* entity

Signature	Title	Date
		/ /

Name of *merging* entity

Signature	Title	Date
		/ /

MICROMED TECHNOLOGY, INC.
Name of *surviving* entity

Signature	Title	Date
	PRESIDENT	/ /

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filing Instructions for the Amendments Division

IMPORTANT: READ ALL INSTRUCTIONS CAREFULLY BEFORE COMPLETING FORM.

Dear Customer: We value your patronage and desire to provide you the best service possible. In an effort to facilitate your filing we would appreciate your taking a moment to read the following before submitting your document. Failure to include any of the information required on the form may cause the filing to be rejected.

-Thank you-

1.) If a file stamped copy of the document is needed for your files, include a duplicate copy with the original; include $30.00 additional if the document needs to be certified.

2.) If paying for expedite service, include and highlight the word "EXPEDITE" in your correspondence.

3.) Verify filing is submitted on the correct form prescribed by the Secretary of State.

4.) Forms must include appropriate signatures as required.

5.) If applicable, include the appropriate names and addresses as requested on the form.

6.) If adding new managers or general partners, their names and addresses must be set forth.

7.) Documents must reflect the complete name of the entity as registered with the Secretary of State.

8.) Attach all pages that are referenced as attachments.

9.) All documents must be legible for filming and/or scanning.

10.) If filing restated articles (containing newly amended articles, deletions or additions), provide a form prescribed by the Secretary of State indicating which articles have been amended, deleted or added. Furthermore, *the articles must contain the necessary amendment language as required by the statutes* governing amendments for that type of business entity.

11.) Verify that the status of the entity is not revoked. Verification may be made by visiting our Web site at www.secretaryofstate.biz or calling this office.

12.) The correct filing date must be provided when required.

13.) All required information must be completed and appropriate boxes checked or filing will be rejected.

14.) Please contact this office for assistance if you are unsure of the filing fee for your document.

15.) All forms may be ordered by phone to be sent by facsimile through the Secretary of State's DOCUMENT-ON-DEMAND service by dialing (800) 583-9486. They may also be downloaded from our Web site www.secretaryofstate.biz . The Nevada Revised Statutes may be obtained at http://www.leg.state.nv.us/NRS.

Filing may be submitted at the office of the Secretary of State or by mail at the following addresses:

(Regular and Expedited Filings Accepted)
Secretary of State
Amendments Division
204 N. Carson Street, Suite 1
Carson City, NV 89701-4299
775-684-5708 Fax 775-684-5731

(Expedited Filings Only)
Secretary of State-Satellite Office
Commercial Recordings Division
555 E. Washington Avenue, Suite 4000
Las Vegas, NV 89101
702-486-2880 Fax 702-486-2888

Nevada Secretary of State Form AM INSTRUCTIONS 2003
Revised on: 12/19/03

Exhibit B-2
AGREEMENT OF MERGER

By and Among

SALMON ACQUISITION CORP.

and

MICROMED TECHNOLOGY, INC.

THIS AGREEMENT OF MERGER (this “Agreement”), is made and entered into as of ________, 2005, by and among Salmon Express, Inc., a Nevada Corporation (the “Parent”), Micromed Technology, Inc., a Delaware corporation (the “Company”), and Salmon Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of Parent (“Sub” and, together with the Company, the “Constituent Corporations”).

RECITALS

A.  Parent, the Company and Sub have entered into that certain Agreement and Plan of Merger dated January __, 2005 (the “Reorganization Agreement”), providing for, among other things, the execution and filing of this Agreement and the merger of Sub with and into the Company upon the terms set forth in the Reorganization Agreement and this Agreement (the “Merger”).

B.  The respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interests of each of such corporations and their respective shareholders that Sub be merged with and into the Company and, in accordance therewith, have approved the Reorganization Agreement, this Agreement and the Merger.

C.  The Reorganization Agreement, this Agreement and the Merger have been approved by the shareholders of the Company and by the sole stockholder of Sub.

D.  The Reorganization Agreement has been approved, adopted, certified, executed and acknowledged by the Constituent Corporations in accordance with Section 251 of the Delaware General Corporations Law.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, each of the Constituent Corporations hereby agrees that Sub shall be merged with and into the company in accordance with this Agreement and the provisions of the laws of the State of Delaware, upon the terms and subject to the conditions set forth as follows:

1

ARTICLE I

CONSTITUENT CORPORATIONS

1.1  The Company. The Company is a corporation duly organized and existing under the laws of the State of Delaware. The authorized capital stock of the Company is 65,000,000 shares of common stock, $.001 par value.

1.2  Sub. Sub is a corporation duly organized and existing under the laws of the State of Nevada. The authorized capital stock of the Sub is 75,000 shares of common stock, with no par value.

ARTICLE II

THE MERGER

2.1     The Merger. At the Effective Time (as defined in Section 2.2 hereof) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “Delaware Law”), Sub shall be merged with and into the Company, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. The surviving corporation after the Merger is sometimes referred to hereinafter as the “Surviving Corporation.”

2.2     Filing and Effectiveness. This Agreement shall be filed with the Secretary of State of the State of Delaware. The Merger shall become effective, in accordance with Delaware Law, upon the filing of this Agreement and the Officer Certificates with the Secretary of State of the State of Delaware (“Effective Time”).

2.3     Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and in the applicable provisions of the Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Sub shall become the debts, liabilities and duties of the Surviving Corporation.

2.4     Articles of Incorporation. Effective immediately following the Merger, the Certificate of Incorporation of the Company shall remain the Certificate of Incorporation of the Surviving Corporation.

2.5     Agreement and Plan of Merger. The executed copy of the Reorganization Agreement is on file at the office of the Surviving Corporation located at 8965 Interchange Drive, Houston, Texas 77054. The Reorganization Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any Constituent Corporation.

2

2.6     Effect of merger on the Capital Stock of the Constituent Corporations.

(a)    Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

“DGCL” shall mean the Delaware General Corporation Law.

ARTICLE III

MISCELLANEOUS

3.1    Termination by Mutual Agreement. Notwithstanding the approval of this Agreement by the shareholders of Sub and the Company, this Agreement may be terminated at any time prior to the Effective Time by mutual agreement of the board of directors of the Sub and the Company.

3.2    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement.

3.3    Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect by the laws of the State of Delaware.

[The remainder of this page is left blank intentionally]

3

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

SALMON ACQUISITION CORP.

By: _______________________________________
Pete Smith, Sr.
Its: President

                    MICROMED TECHNOLOGY, INC.

By: _______________________________________
Travis E. Baugh
Its: President and Chief Executive Officer

SALMON EXPRESS, INC.

By: _______________________________________
Pete Smith, Sr.
             Its: President

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Exhibit C-1

MICROMED TECHNOLOGY, INC.
1997 STOCK OPTION PLAN

1.  Objectives. This Stock Option Plan (the "Plan") is intended as an incentive to retain selected employees of Micromed Technology, Inc. (the "Company") or its Affiliates and to retain and attract persons of training, experience and ability to serve as independent Directors on the Board of Directors of the Company, and to provide consideration for services rendered by consultants and independent contractors for the Company or its Affiliates, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan (the "Options") will be either incentive stock options or nonqualified stock options.

2.     Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Affiliates” means any Parent Corporation or Subsidiary.

"Board" means the Board of Directors of the Company.

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Board or such committee of the Board as is designated by the Board to administer the Plan. At all times after the date, if any, on which the Company first registers the Common Stock under Section 12 of the Exchange Act, the membership of the Committee shall comply with Rule 16b-3.

"Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

"Director" means any individual serving as a member of the Board of Directors of the Company.

"Effective Date" means the date the Plan is approved by the Board of Directors of the Company.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc. or (d) if none of the above is applicable, such amount as may be determined by the Board (or an Independent Third Party, should the Board elect in its sole discretion to instead utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

"Independent Third Party" means an individual or entity independent of the Company (and any transferor or transferee of Common Stock acquired upon the exercise of an option under the Plan, if applicable) with experience in providing investment banking appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Company’s independent accountants shall be deemed to satisfy the criteria for an Independent Third Party if selected by the Board for that purpose. The Board may utilize one or more Independent Third Parties.

“IPO” means an initial public offering of the Company.

"IS0" means an incentive stock option within the meaning of Code Section 422.

“Nonemployee” means any individual who is awarded a Nonqualified Option under the Plan who is neither an employee of the Company or a Affiliate nor a Director.

"Nonemployee Director" means any Director who is not an employee of the Company or any Affiliate and has not been an employee since the date of the most recent annual general meeting of shareholders of the Company.

"Nonqualified Option" means a nonqualified stock option within the meaning of Code Section 83.

"Option Agreement" means a written agreement between the Company and an Optionee that sets forth the terms, conditions and limitations applicable to an Option.

"Optionee" means an employee of the Company or any of its Affiliates, a Nonemployee Director, or a Nonemployee to whom an Option has been granted under this Plan.

"Outstanding Issue," for the purposes of the Plan, is determined on the basis of the number of shares of Common Stock that are outstanding immediately prior to the grant date of the Option in question or the issuance of Common Stock pursuant to an Option or other share compensation arrangement, excluding shares of Common Stock issued pursuant to the Plan or the Company’s other share compensation arrangements over the preceding one-year period.

“Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

"Subsidiary" means (i) with respect to grants of Nonqualified Options, any corporation, limited liability company or similar entity of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of equity securities of such entity, which have the right to vote generally on matters submitted to a vote of the holders of equity interests in such entity, and (ii) with respect to grants of ISOs, any subsidiary within the meaning of Section 424(f) of the Code or any successor provision.

3.  Eligibility.

(a)  Employees. All employees of the Company and its Affiliates are eligible for Options under this Plan. The Committee shall select the Optionees in the Plan from time to time by the grant of Options under the Plan. The granting of Options under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee of the Company or its Affiliates any right to participate in this Plan or to be granted an Option.

(b)  Nonemployee Directors. Nonemployee Directors shall receive an automatic grant of Nonqualified Options as described in Section 8(b).

(c)  Nonemployees. The Committee may select, by the grant of Options under the Plan, certain Nonemployees to be Optionees. The granting of Options under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any Nonemployee a right to participate in this Plan or to be granted an Option.

4.  Option Agreement.

      (a)  The Committee shall determine the type or types of Options to be made to each Optionee under this Plan. Each Option made hereunder shall be embodied in an Option Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Optionee and by the Chief Executive Officer or any other authorized officer of the Company for and on behalf of the Company. An Option Agreement may include provisions for the repurchase by the Company of Common Stock acquired pursuant to the Plan and the repurchase of a Optionee's option rights under the Plan. Options may be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (i) under this Plan or any other employee plan of the Company or any of its Affiliates, including the plan of any acquired entity, or (ii) made to any Company or Affiliate employee by the Company or any Affiliate. An Option may provide for the granting or issuance of additional, replacement or alternative Options upon the occurrence of specified events, including the exercise of the original Option.

(b)  Notwithstanding anything herein to the contrary, no Optionee may be granted Options exercisable for more than 30% of the shares of Common Stock originally authorized for Options under this Plan, subject to adjustment as provided in Section 14. In the event of an increase in the number of shares authorized under the Plan, the 30% limitation will apply to the number of shares authorized.

5.  Common Stock Reserved for the Plan. The maximum number of shares of Common Stock issuable pursuant to the exercise of Options granted under the Plan shall be 500,000 shares of Common Stock. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance pursuant to this Plan. Shares of Common Stock subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

 6.  Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion but subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Company, provide for the extension of the exercisability of an Option, accelerate the vesting or exercisability of an Option, eliminate or make less restrictive any restrictions contained in an Option, waive any restriction or other provision of this Plan or an Option or otherwise amend or modify an Option in any manner that is either (a) not adverse to the Optionee holding such Option or (b) consented to by such Optionee, including (in either case) an amendment or modification that may result in an ISO’s losing its status as an ISO; provided, however, that the Committee shall not exercise discretion with respect to the terms of any Option granted to a Nonemployee Director. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

 7.  Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Options to, or take other action with respect to, Optionees who are subject to Section 16 of the Exchange Act.

8.  Stock Options.

(a)  Incentive Stock Options. An ISO shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Option Agreement or otherwise, which shall not be less than the Fair Market Value of the Common Stock on the grant date. Any ISO granted shall expire not later than ten years after the grant date, with the expiration date to be specified by the Committee in the Option Agreement. Any ISO granted must, in addition to being subject to applicable terms, conditions and limitations established by the Committee, comply with Section 422 of the Code. Pursuant to the ISO requirements of Code Section 422, notwithstanding anything herein to the contrary, (a) no ISO can be granted under the Plan on or after the tenth anniversary of the Effective Date of the Plan (or the fifth anniversary of the Effective Date of the Plan if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate), (b) no Optionee may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock with respect to which ISOs (including Options hereunder) are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Affiliate) would exceed $100,000, (c) the exercise price of the ISO may not be less than 100% of the Fair Market Value of the Common Stock at the time of grant (or not less than 110% of such Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate), and (d) no person may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs (including ISOs granted under this Plan) are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Affiliate) would exceed $100,000. Only employees of the Company of an Affiliate may receive grants of ISOs.

(b)  Nonqualified Option. A Nonqualified Option shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Option Agreement or otherwise. Each Option shall expire not later than ten years after the grant date, with the expiration date to be specified by the Committee in the Option Agreement. A Nonqualified Option may be granted to an employee, a Nonemployee Director, or a Nonemployee.

9.  Exercise of Options.

(a)  Options granted to employees, Nonemployee Directors and Nonemployees shall be exercisable in accordance with the terms of the Option Agreement.

(b)  An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

(c)  The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable (i) in cash, (ii) for Nonemployee Directors, by means of tendering theretofore owned shares of Common Stock which have been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, (iii) for employees and Nonemployees, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Option, valued at Fair Market Value on the date of exercise, or (iv) any combination thereof. If permitted by the Committee, payment of Options by employees and Nonemployees may be made by successive exercises by the Optionee. The Committee may provide for procedures to permit the exercise or purchase of Options by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Option. No holder of an Option shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

10.  Shareholder’s Agreement. As a condition to receiving shares of Common Stock upon exercise of an Option, the Optionee must execute the Shareholders’ Agreement then in effect, if any, among the shareholders of the Company.

11.  Tax Withholding. The Company shall have the right to deduct applicable taxes with respect to each Option and withhold, at the time of delivery of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Option with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the Committee determines that tax withholding is required to be made.

12.  Termination of Employment. Upon the termination of employment for any reason of an Optionee who is an employee of the Company or any Affiliate, any unexercised, deferred or unpaid Options shall be treated as provided in the specific Option Agreement evidencing the Option. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Option for any period that is not beyond the applicable expiration date thereof, accelerate the vesting or exercisability of an Option, eliminate or make less restrictive any restrictions contained in an Option, waive any restriction or other provision of this Plan or an Option or otherwise amend or modify the Option in any manner that is either (a) not adverse to such Optionee or (b) consented to by such Optionee.

13.      Assignability. No Option or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO"); provided, however, that the Committee may provide for limited assignability under the terms of the Option Agreement for employees and Nonemployees. No ISO under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO. The Committee may prescribe and include in applicable Option Agreements other restrictions on transfer. Any attempted assignment of an Option or any other benefit under this Plan in violation of this Section 13 or the terms of an Option Agreement shall be null and void.

14.  Adjustments; Change in Control.

(a)  The existence of outstanding Options shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the share capital of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares (whether or not such issue is prior to, on a parity with or junior to the shares of Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)  In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee shall adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Options; (ii) the exercise price of such Options; (iii) the number of shares to be subject to future Options; and (iv) the appropriate Fair Market Value and other price determinations for such Options; provided, however, that such adjustments shall be automatic for Options granted to Nonemployee Directors. In the event of any other recapitalization or capital reorganization of the Company, consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the shares of Common Stock or any distribution to holders of shares of Common Stock of securities or property (other than normal cash dividends or dividends payable in shares of Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the Optionees and preserve, without exceeding, the value of the Options. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized (i) to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Options for previously issued Options or an assumption of previously issued Options as a part of such adjustment; (ii) to make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Options and the termination of options that remain unexercised at the time of such transaction; or (iii) to provide for the acceleration of the vesting and exercisability of the options and the cancellation thereof in exchange for such payment as shall be mutually agreeable to the Optionee and the Committee.

(c)  If so provided in the Option Agreement, an Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred:  (i) the grant by the Company of an exclusive license or sub-license to substantially all of the material patents used in the conduct of the business; (ii) any “person’s” (including a “group” as determined in accordance with Section 13(d)(3) of the Exchange Act) becoming the beneficial owner, directly or indirectly, of securities representing more than 50% of the combined voting power of the Company’s then-outstanding securities (or securities of the Parent Corporation, if any, of the Company) without prior approval of at least two-thirds of the members of the Board in office immediately prior to such person’s attaining such percentage interest; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the members of the Board then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board; (iv) a complete sale of the Company’s assets or a complete liquidation of the Company; or (v) any other event that the Committee determines to be a Change in Control.

15.  Restrictions. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Common Stock under such Options, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required. No Common Stock or other form of payment shall be issued with respect to any Option unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the Options and Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Option Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. If any provision of this Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit this Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

16.  Amendments or Termination. The Board may amend, modify or discontinue this Plan, except that (a) no amendment or modification that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent, (b) no amendment or modification shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Option then outstanding (unless the holder of such Option consents) or to the extent shareholder approval is otherwise required by applicable legal requirements, and (c) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect. Notwithstanding the foregoing, no amendment or modification shall be made, without the approval of the shareholders of the Company, which would:

(i)  Increase the total number of shares reserved for the purposes of the Plan under Section 5, except as provided in Section 14; or

(ii)  Materially modify the requirements as to eligibility for participation in the Plan.

Any amendment or modification to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Company.

17.  Unfunded Plan. Insofar as it provides for awards of Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Optionees who are entitled to Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Optionee with respect to a grant of Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Option Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

18.  No Employment Guaranteed; No Election as Director Guaranteed.  No provision of this Plan or any Option Agreement hereunder shall confer any right upon any employee to continued employment with the Company or any Affiliate. In addition, the granting of any Option shall not impose upon the Company, the Board or any other Directors of the Company any obligation to nominate any Nonemployee Director for election as a director and the right of the shareholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.

19.  Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or applicable securities laws, shall be governed by and construed in accordance with the laws of Texas.

20.  Effective Date of Plan. This Plan shall be effective as of the Effective Date. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval of the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's shareholders held on or before the date one year after the Effective Date. If the shareholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of Options hereunder shall be null and void.

Attested to by the Secretary of Micromed Technology, Inc. as adopted by the Board of Directors of Micromed Technology, Inc. effective as of the 10th day of January, 1997 (the "Effective Date")

________________________________________
Travis E. Baugh, Secretary

Exhibit C-2

MICROMED TECHNOLOGY, INC.
2005 STOCK INCENTIVE PLAN

1.  Objectives. This 2005 Stock Incentive Plan (the “Plan”) is intended as an incentive to retain selected employees of Micromed Technology, Inc. (the “Company”) or its Affiliates and to retain and attract persons of training, experience and ability to serve as independent Directors on the Board of Directors of the Company, and to provide consideration for services rendered by consultants and independent contractors for the Company or its Affiliates, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. Upon the approval of the Plan by the stockholders of the Company, the Company will not make any additional awards under its 1997 Stock Option Plan (the “Prior Plan”).

2.  Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Affiliates” means any Parent Corporation or Subsidiary.

“Award” means the grant of any Option, SAR or Stock Award, whether granted singly, in combination, or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Award Agreement” means one or more agreements between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

“Board” means the Board of Directors of the Company.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Board or such committee of the Board as is designated by the Board to administer the Plan.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Consultant” a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.

“Consultant Award” means an Award granted to a Consultant.

“Director” means any individual serving as a member of the Board of Directors of the Company.

“Director Award” means an Award granted to a Nonemployee Director.

“Effective Date” means _________________, 2005 [the date the Plan is approved by the Board].

“Employee” means an employee of the Company or any of its Affiliates or an individual who has agreed to become an employee of the Company or any of its Affiliates and is expected to become such an employee within the following six months.

“Employee Award” means an Award granted to an Employee.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee), (ii) if shares of Common Stock are not so listed but are quoted by The Nasdaq Stock Market, Inc., the mean between the highest and lowest sales price per share of Common Stock reported on the consolidated transaction reporting system for The Nasdaq Stock Market, Inc., or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by The Nasdaq Stock Market, Inc. at the time of exercise, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The Nasdaq Stock Market, Inc., or, if not reported by The Nasdaq Stock Market, Inc., by the National Quotation Bureau Incorporated or (iv) if shares of Common Stock are not publicly traded, such amount as may be determined by the Board (or an Independent Third Party, should the Board elect in its sole discretion to instead utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Independent Third Party” means an individual or entity independent of the Company (and any transferor or transferee of Common Stock acquired upon the exercise of an option under the Plan, if applicable) with experience in providing investment banking appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Company’s independent accountants shall be deemed to satisfy the criteria for an Independent Third Party if selected by the Board for that purpose. The Board may utilize one or more Independent Third Parties.

“Incentive Stock Option” or “ISO” means an Option intended to be an incentive stock option within the meaning of Section 422 of the Code.

“Initial Options” shall have the meaning set forth in Section 8(a)(iii).

“Nonemployee Director” means any Director who is not an Employee and has not been an Employee since the date of the most recent annual general meeting of shareholders of the Company.

“Nonemployee Director Award” means an Award granted to a Nonemployee Director.

“Nonqualified Option” means an Option which is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means an Employee, Nonemployee Director or Consultant to which an Award has been made under the Plan.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).

“Subsidiary” means (i) with respect to grants of Nonqualified Options, any corporation, limited liability company or similar entity of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of equity securities of such entity, which have the right to vote generally on matters submitted to a vote of the holders of equity interests in such entity, and (ii) with respect to grants of ISOs, any subsidiary within the meaning of Section 424(f) of the Code or any successor provision.

3.  Eligibility.

(a)  Employees. All Employees are eligible for Awards under this Plan. The Committee shall select the Participants in the Plan from time to time by the grant of Awards under the Plan. The granting of Awards under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee of the Company or its Affiliates any right to participate in this Plan or to be granted an Award.

(b)  Nonemployee Directors. Nonemployee Directors are eligible to receive Awards in the discretion of the Board.

(c)  Consultants. The Committee may select, by the grant of Awards under the Plan, certain Consultants to be Participants. The granting of Awards under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any Consultant a right to participate in this Plan or to be granted an Award.

4.  Award Agreement. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer or any other authorized officer of the Company for and on behalf of the Company. An Award Agreement may include provisions for the repurchase by the Company of Common Stock acquired pursuant to the Plan and the repurchase of a Participant’s option rights under the Plan. Awards may be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (i) under this Plan or any other employee plan of the Company or any of its Affiliates, including the plan of any acquired entity, or (ii) made to any Company or Affiliate employee by the Company or any Affiliate. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award.

5.  Common Stock Reserved for the Plan. The maximum number of shares of Common Stock issuable pursuant to the Awards granted under the Plan shall be 2,189,147 shares of Common Stock, all of which may be available for Incentive Stock Options.

The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan is satisfied by tendering shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sublimit set forth above. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the applicable stock exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6.  Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion but subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Company, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (a) not adverse to the Participant holding such Award or (b) consented to by such Participant, including (in either case) an amendment or modification that may result in an ISO’s losing its status as an ISO; provided, however, that only the full Board shall exercise discretion with respect to the terms of any Director Award. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

7.  Delegation of Authority. Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Board or the Committee may authorize a committee of one or more members of the Board to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish. In addition, the Committee may also delegate to the Chief Executive Officer and to other employees of the Company its administrative duties under this Plan pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

8.  Employee and Consultant Awards.

(a)  Options

(i)    Incentive Stock Options. An Employee Award may be in the form of an ISO. An ISO shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Option Agreement or otherwise, which shall not be less than the Fair Market Value of the Common Stock on the Grant Date. Any ISO granted shall expire not later than ten years after the Grant Date, with the expiration date to be specified by the Committee in the Option Agreement. Any ISO granted must, in addition to being subject to applicable terms, conditions and limitations established by the Committee, comply with Section 422 of the Code.

(ii)    Nonqualified Option. An Employee Award may be in the form of a Nonqualified Option. A Nonqualified Option shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Option Agreement or otherwise. Each Option shall expire not later than ten years after the Grant Date, with the expiration date to be specified by the Committee in the Option Agreement.

(iii)    Initial Grants. In connection with the recapitalization of the Company, the Committee may grant Options with respect to a maximum of 1,215,000 shares of Common Stock (the “Initial Options”). The Initial Options shall have an exercise price of at least $.01 per share and shall have a maximum term of 10 years. Each Initial Option will become exercisable with respect to 25% of the shares covered by such option on the applicable Grant Date of such Award, and with respect to an additional 25% of the shares covered by such option on each of the first through third anniversaries of the applicable Grant Date, and may provide for automatic exercise on such dates. In addition, in the event of a Change in Control, the Initial Options shall become exercisable with respect to an additional 50% of the then-unvested shares subject to such option. The Initial Options shall be subject to such other terms and conditions as may be set forth in the applicable Award Agreement.

(b)  Stock Appreciation Rights. An Employee Award may be in the form of an SAR. The term of a SAR shall extend no more than 10 years after the Grant Date. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Committee.

(c)  Stock Awards. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below.

(d)  Consultant Awards. The Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions, and limitations applicable to such Awards.

9.  Nonemployee Director Awards.

(a)    The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this Section 9. Director Awards may consist of those listed in this Section 9 and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

(i)  Options. A Director Award may be in the form of an Option; provided that Options granted as Director Awards are not Incentive Stock Options. In no event shall the term of the Option extend more than ten (10) years after the Grant Date. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Participants pursuant to this Section 9, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

(ii)  Option Exchange Program. In connection with the recapitalization of the Company, the Board may grant to Initial Options to Nonemployee Directors on terms and conditions similar to those described in Section 8(a)(iii) above.

(iii)  Stock Appreciation Rights. A Director Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Directors pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Board.

(iv)  Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions, and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to dividend equivalents, shall be determined by the Board.

(b)  At the discretion of the Board, Director Awards may be settled by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards.

10.  Payment of Awards.

(a)  General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine and set forth in the applicable Award Agreement, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b)  Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures or a plan established by the Committee or the Board and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Committee, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

(c)  Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

(d)  Substitution of Awards. Subject to Sections 16 and 18, at the discretion of the Committee, a Participant who is an Employee or Consultant may be offered an election to substitute an Employee Award or Consultant Award for another Employee Award or Consultant Award or Employee Awards or Consultant Awards of the same or different type.

(e)  Cash-out of Awards. At the discretion of the Committee, an Award that is an Option or SAR may be settled by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the date of exercise and the Grant Price of the Award, multiplied by the number of shares with respect to which the Award is exercised.

11.  Exercise of Options.

(a)  Options granted under the Plan shall be exercisable in accordance with the terms of the Award Agreement.

(b)  The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee in the applicable Award Agreement and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards; provided that any Common Stock held by the Participant prior to exercise that is or was the subject of a prior Employee Award or Consultant Award may be so tendered only if it has been held by the Participant for six months unless otherwise determined by the Committee. The Committee shall provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award through broker-assisted cashless exercise or otherwise. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.

12.  Shareholder’s Agreement. As a condition to receiving shares of Common Stock in connection with an Award, the Committee may require that a Participant execute the Shareholders’ Agreement then in effect, if any, among the shareholders of the Company.

13.  Tax Withholding. The Company shall have the right to deduct applicable taxes with respect to each Award and withhold, at the time of delivery of cash or shares of Common Stock under this Plan or other appropriate time, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the Committee determines that tax withholding is required to be made.

14.  Termination of Employment. Upon the termination of employment for any reason of a Participant who is an Employee, any unexercised, unvested, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award for any period that is not beyond the applicable expiration date thereof, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (a) not adverse to such Award or (b) consented to by such Participant.

15.  Assignability. No Award under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a “QDRO”); provided, however, that the Committee may provide for limited assignability under the terms of the Option Agreement for employees and Nonemployees. No ISO under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 15 or the terms of an Award Agreement shall be null and void.

16.  Adjustments; Change in Control.

(a)  The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the share capital of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares (whether or not such issue is prior to, on a parity with or junior to the shares of Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)  In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board shall adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards; (ii) the exercise price of such Awards; (iii) the number of shares to be subject to future Awards under each Plan limit; and (iv) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other recapitalization or capital reorganization of the Company, consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the shares of Common Stock or any distribution to holders of shares of Common Stock of securities or property (other than normal cash dividends or dividends payable in shares of Common Stock), the Board may make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the Participants and preserve, without exceeding, the value of the Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (i) to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Awards for previously issued Awards or an assumption of previously issued Awards as a part of such adjustment; (ii) to make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Options and SARs and the termination of Options and SARs that remain unexercised at the time of such transaction; or (iii) to provide for the acceleration of the vesting and exercisability of the Options and the cancellation thereof in exchange for such payment as shall be mutually agreeable to the Participant and the Committee.

(c)  If so provided in the Award Agreement, an Award may become vested and exercisable with respect to additional shares of Common Stock (up to 100% of the shares subject to an Award) upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a “Change in Control” shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred:  (i) the grant by the Company of an exclusive license or sub-license to substantially all of the material patents used in the conduct of the business; (ii) any “person’s” (including a “group” as determined in accordance with Section 13(d)(3) of the Exchange Act) becoming the beneficial owner, directly or indirectly, of securities representing more than 50% of the combined voting power of the Company’s then-outstanding securities (or securities of the Parent Corporation, if any, of the Company); (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the members of the Board then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board; (iv) a sale of substantially all of the Company’s assets or a complete liquidation of the Company; or (v) any other event that the Committee determines to be a Change in Control.

17.  Restrictions. This Plan, and the granting, vesting and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the Awards and Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Award under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

18.  Amendments or Termination. The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed.

19.  Unfunded Plan. Insofar as it provides for awards of Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Option Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

20.  No Employment Guaranteed; No Election as Director Guaranteed; No Continuation as Consultant Guaranteed.  No provision of this Plan or any Award Agreement hereunder shall confer any right upon any Employee to continued employment with the Company or any Affiliate or confer any right upon any Consultant to a continued relationship with the Company or any Affiliate. In addition, the granting of any Award shall not impose upon the Company, the Board or any other Directors of the Company any obligation to nominate any Nonemployee Director for election as a director and the right of the shareholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Award has been granted to such person.

21.  Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or applicable securities laws, shall be governed by and construed in accordance with the laws of Texas.

22.  Effective Date of Plan. This Plan shall be effective as of the Effective Date. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval of the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company’s shareholders held on or before the date one year after the Effective Date. If the shareholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of Awards hereunder shall be null and void.

Attested to by the Secretary of Micromed Technology, Inc. as adopted by the Board of Directors of Micromed Technology, Inc. effective as of [the _____ day of __________, 2005 (the “Effective Date”)], and approved by shareholders of Micromed Technology, Inc. on the _____ day of ___________, 2005.

_______________________________________________
[ Name ]
Secretary

Exhibit D

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Salmon Express, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article Four: This corporation is authorized to issue one class of stock which shall be designated as "Common Stock". The total number of shares of Common Stock which this corporation is authorized to issue is 50,000,000 shares, par value $0.001 per share. Upon the filing of this Amendment to the Articles of Incorporation, the outstanding shares of the corporation's Common Stock shall be consolidated pursuant to a reverse stock split such that all holders of the corporation's Common Stock, all holders of securities convertible into Common Stock of the corporation and all holders of options to purchase the corporation's Common Stock shall receive one share of Common Stock for every 3.3528 shares of Common Stock currently held or entitled to be held by such holders; provided, however that any fractional shares resulting from the reverse stock split shall be rounded up to the nearest whole number of shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 10,010,800 .*

4. Effective date of filing (optional): ____________________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ____________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

LA-80609

Exhibit E

CERTIFICATE OF INCORPORATION
OF
MICROMED CARDIOVASCULAR, INC.
A Delaware Corporation

ARTICLE I

The name of this corporation is MicroMed Cardiovascular, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The name and mailing address of the incorporator is Kasey Hannah, 10100 Santa Monica Blvd., 7th Floor, Los Angeles, California 90067.

ARTICLE V

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty Million (150,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Million (100,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

Section 2. Common Stock. The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

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Section 3. Preferred Stock. The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

ARTICLE VI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of directors or in the Bylaws of the Corporation.

ARTICLE VII

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

No action, which has not been previously approved by the Board of Directors, shall be taken by the stockholders except at an annual meeting or a special meeting of the stockholders. Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

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ARTICLE IV

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation to the fullest extent permitted by the Delaware Law, may purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys’ fees), judgments, finds and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Article X. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article X as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

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The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is her act and deed and that the facts stated therein are true.

_______________________
Kasey Hannah, Incorporator

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Exhibit F

AGREEMENT AND PLAN OF MERGER
OF
SALMON EXPRESS, INC.
(A NEVADA CORPORATION)
WITH
AND INTO
MICROMED CARDIOVASCULAR, INC.
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this ___day of _______ 2005, by and between SALMON EXPRESS, INC., a Nevada corporation (“SALMON”) and MICROMED CARDIOVASCULAR, INC., a Delaware corporation (“MICROMED”), is made with respect to the following facts.

RECITALS

WHEREAS, SALMON is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, MICROMED is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for SALMON and MICROMED have determined that, for purposes of effecting the reincorporation of SALMON in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that SALMON merge with and into MICROMED so that MICROMED is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors SALMON and MICROMED, the stockholders of SALMON, and the sole stockholder of MICROMED have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I - THE MERGER

1.1 The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 below), SALMON shall be merged with and into MICROMED, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the General Corporation Law of the State of Nevada (the “NGCL”), and the separate existence of SALMON shall cease. MICROMED shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

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1.2	Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a)  SALMON, a corporation organized under and governed by the laws of the State of Nevada with an address of 6604 Topaz Dr., Vernon, BC Canada; and

(b)  MICROMED, a corporation organized under and governed by the laws of the State of Delaware with an address of 8965 Interchange Drive, Houston, Texas 77054.

1.3  Surviving Corporation. MICROMED, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4	Address of Principal Office of the Surviving Corporation. The address of
MICROMED, as the Surviving Corporation, shall be 8965 Interchange Drive, Houston, Texas 77054.

1.5	Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last of the following shall have been completed:

(a)  This Agreement and the Merger shall have been adopted and recommended to the stockholders of SALMON by the Board of Directors of SALMON and approved by a majority voting power of SALMON, in accordance with the requirements of NGCL;

(b)  This Agreement and the Merger shall have been adopted and recommended to the stockholders of MICROMED by the Board of Directors of MICROMED and approved by a majority voting power of MICROMED, in accordance with the requirements of DGCL;

(c)  The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State for the State of Nevada; and

(d)   An executed Certificate of Merger (the “Certificate of Merger”) or an executed counterpart to this Agreement meeting the requirements of DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6   Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of SALMON shall vest in MICROMED, as the Surviving Corporation, and all debts, liabilities and duties of SALMON shall become the debts, liabilities and duties of MICROMED, as the Surviving Corporation.

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1.7	Certificate of Incorporation; Bylaws.

(a)    From and after the Effective Time, the Certificate of Incorporation of MICROMED shall be the Certificate of the Incorporation of the Surviving Corporation; and

(b)    From and after the Effective Time, the Bylaws of MICROMED, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

1.8  Officers and Directors. The officers of MICROMED immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their resignation, removal or death. The directors of MICROMED immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II- CONVERSION OF SHARES

2.1	Conversion of Common Stock of SALMON. At the Effective
Time by virtue of the Merger and without any action on part of the holders of any outstanding shares of SALMON, each share of common stock of SALMON, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of MICROMED’s common stock, $.001 par value per share (the “Common Stock”).

2.2  SALMON Options, Stock Purchase Rights, Convertible Securities

(a)    From and after the Effective Time, the Surviving Corporation shall assume the obligations of SALMON under, and continue, the option plans (including, without limitation, the MicroMed Technology, Inc. 1997 Stock Option Plan and the MicroMed Technology, Inc. 2005 Stock Option Plan) and all other employee benefit plans of SALMON. Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, SALMON Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of SALMON common stock issuable pursuant to any such Right, on the same terms and condition and at an exercise price equal to the exercise price applicable to any such SALMON from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding SALMON Common Stock. Such Common Stock is subject to paragraph 2.1 hereof.

(b)    A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of SALMON Common Stock so reserved immediately prior to the Effective Time. In addition, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

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2.3  Characterization of Merger. For federal income tax purposes, the conversion of interests in SALMON pursuant to this Article III shall be deemed a reorganization and mere change in place of organization pursuant to section 368 (a)(1) (F) of the Internal Revenue Code of 1986.

ARTICLE III - TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1  Transfer, Conveyance and Assumption. At the Effective Time, MICROMED shall continue in existence as the Surviving Corporation, and without further action on the part of SALMON or MICROMED, succeed to and possess all the rights, privileges and powers of SALMON , and all the assets and property of whatever kind and character of SALMON shall vest in MICROMED without further act or deed. Thereafter, MICROMED, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of SALMON, and any claim or judgment against SALMON may be enforced against MICROMED as the Surviving Corporation, in accordance with Section 259 of the DGCL.

3.2  Further Assurances. If at any time MICROMED shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of SALMON, or otherwise to carry out the provisions hereof, officers of SALMON as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in MICROMED and otherwise to carry out the provisions hereof.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES
OF SALMON

SALMON represents and warrants to MICROMED as follows:

4.1  Validity of Actions. SALMON (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of SALMON. SALMON has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of SALMON, enforceable against SALMON in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of SALMON’s Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which SALMON is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

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ARTICLE V - REPRESENTATIONS AND WARRANTIES
OF MICROMED

MICROMED represents and warrants to SALMON as follows:

5.1  Validity of Actions. MICROMED (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of MICROMED, and MICROMED has received all necessary authorization. This Agreement is a legal, valid and binding obligation of MICROMED, enforceable against MICROMED in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Amended and Restated Certificate of Incorporation or Bylaws of MICROMED nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which MICROMED is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI - FURTHER ACTIONS

6.1  Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII - CONDITIONS TO THE MERGER

The obligation of MICROMED and of SALMON to consummate the Merger shall be subject to compliance with or satisfaction of the following conditions:

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7.1  Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made (except for those representations and warranties made as of a given date, which shall continue to be true and correct as of such given date) as of the Effective Time.

7.2  No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3  Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII - TERMINATION; AMENDMENT; WAIVER

8.1  Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of MICROMED and the Board of Directors of SALMON.

8.2  Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, such amendment to be approved by the Board of Directors of SALMON agreeing to such amendment with MICROMED.

8.3  Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX - MISCELLANEOUS

9.1  Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by MICROMED.

9.2  Notice. Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

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In the case of MICROMED:

MICROMED CARDIOVASCULAR, INC.
8965 Interchange Drive
Houston, Texas 77054.

In the case of SALMON:

SALMON EXPRESS, INC.
6604 Topaz Dr.
Vernon, BC Canada

9.3  Non-Assignability. This Agreement shall not be assignable by any of the parties hereto.

9.4  Entire Agreement. This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6  Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7  Gender; Number. All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8  Severability. The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

*****

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

SALMON EXPRESS, INC., a Nevada Corporation

By: _____________________________
       Name:  Pete Smith, Sr.
       Title:    President

MICROMED CARDIOVASCULAR, INC., a Delaware Corporation

By: ____________________________
     Name:  Travis E. Baugh
     Title:    President and Chief Executive Officer

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Exhibit G

BYLAWS

OF

MICROMED CARDIOVASCULAR, INC.

A Delaware Corporation

ARTICLE I: OFFICES

SECTION 1.1 Registered Office.

The registered office of MicroMed Cardiovascular, Inc. ("Corporation") shall be at and the name of its registered agent at that address is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle and the name of its registered agent at that address is Corporation Service Company.

SECTION 1.2 Principal Office.

The principal office for the transaction of the business of the Corporation shall be 8965 Interchange Drive, Houston, Texas 77054, or otherwise as set forth in a resolution adopted by the Board.

SECTION 1.3 Other Offices.

The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: MEETINGS OF STOCKHOLDERS

SECTION 2.1 Place of Meetings.

All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

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SECTION 2.2 Annual Meetings.

Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

SECTION 2.3 Special Meetings.

A special meeting of the stockholders for the transaction of any proper business may be called at any time exclusively by the Board or the Chairman.

SECTION 2.4 Notice of Meetings.

Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, wireless or facsimile. Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 2.5 Fixing Date for Determination of Stockholders of Record.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action other than to consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any such other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

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SECTION 2.6 Quorum.

Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Certificate of Incorporation, these Bylaws or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 2.7 Voting.

(A) Each stockholder shall, at each meeting of stockholders, be entitled to vote, in the manner prescribed by the Corporation's Certificate of Incorporation, in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder's name on the books of the Corporation:

(i) on the date fixed pursuant to Section 2.5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the business day next preceding the day upon which the meeting shall be held.

(B) Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the "DGCL").

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(C) Subject to the provisions of the Corporation's Certificate of Incorporation, any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 2.8 Inspectors of Election.

Prior to each meeting of stockholders, the Chairman of such meeting shall appoint an inspector(s) of election to act with respect to any vote. Each inspector of election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of such inspector of election's ability. Such inspector(s) of election shall decide upon the qualification of the voters and shall certify and report the number of shares represented at the meeting and entitled to vote on any question, determine the number of votes entitled to be cast by each share, shall conduct the vote and, when the voting is completed, accept the votes and ascertain and report the number of shares voted respectively for and against each question, and determine, and retain for a reasonable period a record of the disposition of, any challenge made to any determination made by such inspector(s) of election. Reports of inspector(s) of election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspector(s) of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector(s) of election on any question other than a vote for or against a proposal in which such officer shall have a material interest. The inspector(s) of election may appoint or retain other persons or entities to assist the inspector(s) of election in the performance of the duties of the inspector(s) of election.

SECTION 2.9 Advance Notice of Stockholder Proposals and Stockholder Nominations.

Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board, or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.9.

To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th)day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

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Such stockholder's notice shall set forth (I) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, (II) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (III) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (b) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.9(A). The Chairman of any such meeting shall direct that any nomination or business not properly brought before the meeting shall not be considered.

SECTION 2.10 Action Without Meeting.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III: BOARD OF DIRECTORS

SECTION 3.1 General Powers.

Subject to any requirements in the Certificate of Incorporation, these Bylaws, or of the DGCL as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers:

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(A) to select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws, as it may deem best;

(C) to change the location of the registered office of the Corporation in Section 1.1 hereof; to change the principal office and the principal office for the transaction of the business of the Corporation from one location to another as provided in Section 1.2 hereof; to fix and locate from time to time one or more offices of the Corporation within or without the State of Delaware as provided in Section 1.3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

(F) by resolution adopted by a majority of the whole Board to designate an executive and other committees of the Board, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

SECTION 3.2 Number and Term of Office.

(A) Until this Section 3.2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation, the number of directors constituting the entire Board shall be not less than two (2) members nor more than ten (10) members. Directors need not be stockholders. Each of the directors of the Corporation shall serve for a term ending on the date of the annual meeting and shall hold office until his successor shall have been duly elected or until he shall resign or shall have been removed in the manner hereinafter provided.

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SECTION 3.3 Chairman of the Board.

The Chairman of the Board, when present, shall preside at all meetings of the Board and all meetings of stockholders. The Chairman of the Board shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

SECTION 3.4 Election of Directors.

The directors shall be elected by the stockholders of the Corporation, and at each election, the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provision contained in the Certificate of Incorporation relating thereto, including any provision regarding the rights of holders of preferred stock to elect directors.

SECTION 3.5 Resignations.

Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.6 Vacancies.

Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Increases in the number of directors shall be filled in accordance with the rule that each class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one (1) or two (2) or more classes, the Board shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation. When the Board fills a vacancy, the director chosen to fill that vacancy shall be of the same class as the director he succeeds and shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

SECTION 3.7 Place of Meeting.

The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

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SECTION 3.8 Regular Meetings.

Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine.

SECTION 3.9 Special Meetings.

Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President, and may also be called by any two members of the Board. Except as otherwise provided by law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by facsimile to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director's address as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the County in which the principal office for the transaction of the business of the Corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by facsimile as above provided, it shall be delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing, delivery or facsimile transmission as above provided shall be due, legal and personal notice to such director. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.10 Quorum and Manner of Acting.

Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

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SECTION 3.11 Action by Unanimous Written Consent.

Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing is given thereto by all members of the Board or of such committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or of such committee.

SECTION 3.12 Compensation.

Directors, whether or not employees of the Corporation or any of its subsidiaries, may receive an annual fee for their services as directors in an amount fixed by resolution of the Board plus other compensation, including options to acquire capital stock of the Corporation, in an amount and of a type fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 3.13 Committees.

The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two (2) members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 3.14 Affiliated Transactions.

Notwithstanding any other provision of these Bylaws, each transaction, or, if an individual transaction constitutes a part of a series of transactions, each series of transactions, proposed to be entered into between the Corporation, on the one hand, and any affiliate of the Corporation, on the other hand, must be approved by the Board. For the purposes of this Section 3.14, (a) "affiliate" shall mean (i) any person that, directly or indirectly, controls or is controlled by or is under common control with the Corporation, (ii) any other person that owns, beneficially, directly or indirectly, twenty percent (20%) or more of the outstanding capital shares, shares or equity interests of the Corporation, or (iii) any officer or director of the Corporation; (b) "person" shall mean and include individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof; and (c) "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

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ARTICLE IV: OFFICERS

SECTION 4.1 Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Chief Financial Officer, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.3 hereof.

SECTION 4.2 Election.

The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof after the annual meeting of stockholders, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.3 Other Officers.

In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.4 Removal and Resignation.

Except as provided by DGCL Section 141(k), any officer may be removed, either with or without cause, by resolution of the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.5 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled by the vote of the majority of the directors present at any meeting in which a quorum is present, or pursuant to Section 3.11 of these Bylaws.

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SECTION 4.6 Chief Executive Officer.

The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall also perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 4.7 President.

The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present or, in the absence of the Chairman of the Board, the Chief Executive Officer has been appointed and is present. Subject to the provisions of these Bylaws and to the direction of the Board of Directors and Chief Executive Officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him by the Board of Directors. The President shall have the power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all the other officers, employees and agents of the corporation.

SECTION 4.8 Vice President.

Each Vice President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as are commonly incident to their office or as may from time to time be assigned to such Vice President by the Chairman of the Board, or the Board, or the Chief Executive Officer, or the President, or as may be prescribed by these Bylaws. In the absence or disability of the Chairman of the Board, the Chief Executive Officer and the President, the Vice Presidents in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all of the duties of the Chairman of the Board, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

SECTION 4.9 Secretary.

(A) The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board shall designate from time to time.

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(B) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or such other place as the Board may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

(C) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the name of each stockholder, the number of shares of each class held by such stockholder, the number and date of certificates issued for such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

SECTION 4.10 Chief Financial Officer.

The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer shall designate from time to time.

ARTICLE V: CORPORATE INSTRUMENTS, CHECKS,

DRAFTS, BANK ACCOUNTS, ETC.

SECTION 5.1 Execution of Corporate Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation the corporate name without limitation, or enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Such authority may be general or confined to specific instances, and unless so authorized by the Board or by these Bylaws, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.2 Checks, Drafts, Etc.

All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

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SECTION 5.3 Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 5.4 General and Special Bank Accounts.

The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: SHARES AND THEIR TRANSFER

SECTION 6.1 Certificates for Stock.

Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class or series of shares of the stock of the Corporation owned by such owner. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such an officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class or series of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4 hereof.

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SECTION 6.2 Transfers of Stock.

Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 6.3 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 6.4 Lost, Stolen, Destroyed, and Mutilated Certificates.

In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof satisfactory to the Board of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

ARTICLE VII: INDEMNIFICATION

SECTION 7.1 Indemnification of Directors and Officers.

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the "Delaware Law"), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Section 7.1, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Section 7.1. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation's Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 7.1 as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

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SECTION 7.2 Indemnification of Employees and Agents.

Subject to Section 7.1, the Corporation may, but only to the extent that the Board may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII as they apply to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 7.3 Enforcement of Indemnification.

The rights to indemnification and the advancement of expenses conferred above shall be contract rights. If a claim under this Article VII is not paid in full by the Corporation within 60 days after written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of such claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel or stockholders) that the indemnitee has not met such applicable standard of conduct, shall either create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

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ARTICLE VIII: MISCELLANEOUS

SECTION 8.1 Seal.

The Board shall adopt a corporate seal, which shall be in the form set forth in a resolution approved by the Board.

SECTION 8.2 Waiver of Notices.

Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 8.3 Amendments.

Except as otherwise provided herein, by law, or in the Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession or adoption is given in the notice of such meeting of stockholders.

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CERTIFICATE OF SECRETARY OF ADOPTION OF BYLAWS

I, the undersigned, do hereby certify:

That I am the Secretary of MicroMed Cardiovascular, Inc., a Delaware corpora-tion, that the foregoing By-Laws, comprising sixteen pages, con-stitute the By-Laws of said corporation as duly adopted by the Board of Directors of the corporation on ________________.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation on this ____ day of __________ 2005.

By:________________________________

17

Exhibit H-1

SALMON EXPRESS INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

NOVEMBER 30, 2004
(Stated in U.S. Dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Salmon Express Inc.
(A development stage company)

We have audited the accompanying balance sheet of Salmon Express Inc. (a development stage company) as at November 30, 2004, and the related statements of operations, cash flows, and stockholders’ deficiency for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Salmon Express Inc., for the period from February 20, 2003 (inception) to November 30, 2003, were audited by other auditors whose report thereon, dated December 24, 2003, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of the Company as at November 30, 2004, and the results of its operations and its cash flows for the year ended November 30, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1(b) to the financial statements, the Company has incurred a net loss of $37,172 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its development activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1(b). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Morgan & Company
Vancouver, Canada February 1, 2005	“Morgan & Company” Chartered Accountants

SALMON EXPRESS INC.
(A Development Stage Company)

BALANCE SHEETS
(Stated in U.S. Dollars)

	NOVEMBER 30
	2004	2003
ASSETS

Current
Cash	$4,426	$14,429

LIABILITIES

Current
Accounts payable and accrued liabilities	$6,598	$-

STOCKHOLDERS’ EQUITY

Common Stock
Authorized:
50,000,000 common shares, par value $0.001 per share

Issued and outstanding:
15,040,000 common shares	15,040	15,040

Additional paid-in capital	19,960	9,960

Deficit Accumulated During The Development Stage	(37,172)	(10,571)
	(2,172)	14,429

	$4,426	$14,429

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS
(Stated in U.S. Dollars)

	YEAR ENDED NOVEMBER 30 2004	PERIOD FROM INCEPTION FEBRUARY 20 2003 TO NOVEMBER 30 2003	CUMULATIVE PERIOD FROM INCEPTION FEBRUARY 20 2003 TO NOVEMBER 30 2004

Revenue	$-	$-	$-

Expenses
General and administrative	10,297	5,057	15,354
Professional fees	16,304	5,514	21,818
	26,601	10,571	37,172

Net Loss For The Period	$(26,601)	$(10,571)	$(37,172)

Net Loss Per Share, Basic and diluted	$0.00	$0.00

Weighted Average Number Of Common Shares Outstanding	15,040,000	13,076,301

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
(Stated in U.S. Dollars)

	YEAR ENDED NOVEMBER 30 2004	PERIOD FROM INCEPTION FEBRUARY 20 2003 TO NOVEMBER 30 2003	CUMULATIVE PERIOD FROM INCEPTION FEBRUARY 20 2003 TO NOVEMBER 30 2004

Cash Flows From Operating Activities
Net loss for the period	$(26,601)	$(10,571)	$(37,172)

Adjustments To Reconcile Net Loss To Net Cash Used By Operating Activities
Accounts payable	6,598	-	6,598
	(20,003)	(10,571)	(30,574)

Cash Flows From Financing Activities
Loan from shareholder	10,000	-	10,000
Issue of common shares for cash	-	25,000	25,000
	10,000	25,000	35,000

Increase (Decrease) In Cash	(10,003)	14,429	4,426

Cash, Beginning Of Period	14,429	-	-

Cash, End Of Period	$4,426	$14,429	$4,426

Supplemental Disclosure Of Interest And Income Taxes Paid
Interest paid during the period	$-	$-	$-
Income taxes paid during the period	$-	$-	$-

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY

PERIOD FROM INCEPTION, FEBRUARY 20, 2003, TO NOVEMBER 30, 2004
(Stated in U.S. Dollars)

	NUMBER OF SHARES	PAR VALUE	ADDITIONAL PAID-IN CAPITAL	DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE	TOTAL

Shares issued for cash (March 2003)	10,000,000	$10,000	$(5,000)	$-	$5,000
Shares issued for cash (April 2003)	1,250,000	1,250	1,250	-	2,500
Shares issued for cash (May 2003)	3,750,000	3,750	3,750	-	7,500
Shares issued for cash (July 2003)	40,000	40	9,960	-	10,000
Net loss for the period	-	-	-	(10,571)	(10,571)

Balance, November 30, 2003	15,040,000	15,040	9,960	(10,571)	14,429

Note payable to a principal stockholder contributed as capital (Note 3)	-	-	10,000	-	10,000
Net loss for the year	-	-	-	(26,601)	(26,601)

Balance, November 30, 2004	15,040,000	$15,040	$19,960	$(37,172)	$(2,172)

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004
(Stated in U.S. Dollars)

1.	NATURE OF OPERATIONS AND GOING CONCERN

a)	Nature of Operations

Salmon Express Inc. (the “Company”) was formed and incorporated in the State of Nevada on February 20, 2003 and is a development stage company with no revenues since its inception. The Company has developed a system of processing (flash freezing and cryo-vacuum packaging) and distribution of salmon from the North Pacific Ocean.

b)	Going Concern

Since its inception, the Company has been dependant upon the proceeds of stock sales from its stockholders to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company’s product development will be a commercial success. Nor can the Company give any assurance that it will generate substantial revenues or that its business operations will prove to be profitable.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no revenues or business operations and incurred a net loss of $26,601 and negative cash flow from operations of $20,003 for the year ended November 30, 2004 and has an accumulated deficit of $37,172. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s ability to continue operations is uncertain and is dependent upon its ability to achieve profitability, maintain current financing and obtain new sources of financing. The outcome of these matters cannot be predicted at this time. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company be unable to continue operations.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

a)	Development Stage Enterprise

The Company is a development stage enterprise as defined by Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises.” All losses accumulated since the inception of the Company have been considered as part of the Company’s development stage activities.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004
(Stated in U.S. Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (Continued)

b)	Basis of Presentation of Financial Information

The accompanying financial statements as of November 30, 2004, and for the year then ended, have been prepared in conformity with accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting only of normal accruals) considered necessary for a fair presentation have been included.

c)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

d)	Loss Per Common Share

Net loss per common share (basic and diluted) is based on the net loss divided by the weighted average number of common shares outstanding during each period. Common stock equivalents are not included in the calculation of diluted loss per share, because their effect would be anti-dilutive. There are no common stock equivalents outstanding as of November 30, 2004 and 2003.

e)	Impairment of Long-Lived Assets

In August 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment of Disposal of Long-Lived Assets (“Statement No. 144”). This pronouncement superceded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of (“Statement No. 121”) and was required to be adopted on January 1, 2002.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004
(Stated in U.S. Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (Continued)

e)	Impairment of Long-Lived Assets (Continued)

Statement No. 144 retained the fundamental provisions of Statement No. 121 as it related to assets to be held and used and assets to be sold. Statement No. 144 requires impairment losses to be recorded on assets to be held and used by the Company when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of the assets. When an impairment loss is required for assets to be held and used by the Company, the related assets are adjusted to their estimated fair value. Fair value represents the amount at which an asset could be bought or sold in a current transaction between willing parties, that is, other than a forced or liquidation sale.

The estimation process involved in determining if assets have been impaired and in the determination of fair value is inherently uncertain because it requires estimates of current market yields as well as future events and conditions. Such future events and conditions include economic and market conditions, as well as availability of suitable financing to fund acquisition and development activities. The realization of the Company’s revenue producing assets is dependant upon future uncertain events and conditions and accordingly, the actual timing and amount realized by the Company may be materially different from their estimated value.

f)	Recent Accounting Pronouncements

In April 2003, the FASB issued Statement 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies accounting for derivative instruments, including certain embedded derivatives, and for hedging activities under Statement 133. Statement 149 is effective for contracts entered into or modified after June 30, 2003. Adopting this new standard is not expected to have a significant impact on the Company’s financial statements.

In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. The Statement requires that certain financial instruments previously classified as equity in statements of financial position be classified as liabilities. The provisions in Statement 150 are effective for financial instruments ended into or modified after May 31, 2003, and otherwise at the beginning of the first interim period beginning after June 15, 2003 for public companies. Adopting this new standard is not expected to have a significant impact on the Company’s financial statements.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004
(Stated in U.S. Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (Continued)

f)	Recent Accounting Pronouncements (Continued)

In November 2004, the FASB issued Statement 151, “Inventory Costs”. This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Statement 151 requires that those items be recognized as current period charges regardless of whether they meet the criterion of “so abnormal”. In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. Statement 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted in certain circumstances. Adopting this new standard is not expected to have a significant impact on the Company’s consolidated financial statements.

In December 2004, FASB has also issued SFAS No. 152 and 153 but they will not have any relationship to the operations of the Company, therefore, a description of each and their respective impact on the Company’s operations have not been disclosed.

g)	Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which is comprised of cash and accrued liabilities at November 30, 2004, approximates their fair values due to the short term nature of these instruments.

3.	NOTE PAYABLE

The note payable is interest free and repayable on demand. As the note payable is due to a principal stockholder, it has been classified into equity as part of additional paid-in capital.

4. SUBSEQUENT EVENTS

On January 31, 2005, the Board of Directors approved the following:

i)	entering into a Merger Agreement with Micromed Technology, Inc.;
ii)	reverse stock split of 1 for 3.3528 immediately prior to the merger;
iii)	reincorporation from the State of Nevada to the State of Delaware; and
iv)	a name change to “Micro Med Cardiovascular Technologies, Inc.”

Majority shareholder approval was also received on January 31, 2005.

Exhibit H-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Salmon Express Inc.

We have audited the accompanying balance sheet of Salmon Express Inc. (a development stage company) as of November 30, 2003 and the related statements of operations, stockholders’ equity and cash flows for the period from February 20, 2003 (inception) through November 30, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Salmon Express Inc. as at November 30, 2003 and the results of its operations and its cash flows for the period from February 20, 2003 (inception) through November 30, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has no revenues or business operations and incurred a net loss and negative cash flow from operations of $10, 571 for the period ended November 30, 2003. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Weinberg & Company, P.A.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida
December 24, 2003

EXHIBIT H-3

SALMON EXPRESS INC.
(A Development Stage Company)

INTERIM FINANCIAL STATEMENTS
(Unaudited)

FEBRUARY 28, 2005
(Stated in U.S. Dollars)

SALMON EXPRESS INC.
(A Development Stage Company)

INTERIM BALANCE SHEETS
(Stated in U.S. Dollars)

	February 28,	November 30,
	2005	2004
	(Unaudited)	(Audited)
ASSETS
Current	$—	$4,426
Cash
LIABILITIES
Accounts payable and accrued liabilities	$6,251	$6,598

STOCKHOLDERS' EQUITY
Common Stock Authorized:
50,000,000 common shares, par value $0.001 per share
Issued and outstanding:
15,040,000 common shares	15,040	15,040
Additional paid-in capital	19,960	19,960
Deficit Accumulated During The Development Stage	(41,251)	(37,172)
	(6,251)	(2,172)
	$—	$4,426

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

INTERIM STATEMENTS OF OPERATIONS
(Unaudited)
(Stated in U.S. Dollars)
			CUMULATIVE
			PERIOD FROM
			INCEPTION
	THREE MONTHS	THREE MONTHS	FEBRUARY 20
	ENDED	ENDED	2003 TO
	FEBRUARY 28	FEBRUARY 29	FEBRUARY 28
	2005	2004	2004

Revenue	$—	$—	$—
Expenses
General and administrative	823	1,205	16,177
Professional fees	3,256	5,000	25,074
	4,079	6,205	41,251
Net Loss For The Period	$(4,079)	$(6,205)	$(41,251)
Net Loss Per Share, Basic and diluted	$0.00	$0.00
Weighted Average Number Of Common Shares Outstanding	15,040,000	15,040,000

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

INTERIM STATEMENTS OF CASH FLOWS
(Unaudited)
(Stated in U.S. Dollars)

CUMULATIVE
	PERIOD FROM	PERIOD FROM
	INCEPTION	INCEPTION
THREE MONTHS	FEBRUARY 20	FEBRUARY 20
ENDED	2003 TO	2003 TO
FEBRUARY 28	FEBRUARY 29	FEBRUARY 28
2005	2004	2005

Cash Flows From Operating Activities	$(4,079)	$(6,205)	$(41,251)
Net loss for the period
Adjustments To Reconcile Net Loss To Net Cash Used By Operating Activities
Accounts payable	(347)	-	6,251
	(4,426)	(6,205)	(35,000)
Cash Flows From Financing Activities
Loan from shareholder	—	—	10,000
Issue of common shares for cash	—	—	25,000
-		—	35,000
Decrease In Cash	(4,426)	(6,205)	—
Cash, Beginning Of Period	4,426	14,429	—

Cash, End Of Period	$—	$8,224	$—

Supplemental Disclosure Of Interest And Income Taxes Paid
Interest paid during the period	$—	$—	$—
Income taxes paid during the period	$—	$—	$—

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

INTERIM STATEMENT OF STOCKHOLDERS' EQUITY

PERIOD FROM INCEPTION, FEBRUARY 20, 2003, TO FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)

	NUMBER OF SHARES	PAR VALUE	ADDITIONAL PAID-IN CAPITAL	DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE	TOTAL

Shares issued for cash (March 2003)	10,000,000	$10,000	$(5,000)	$—	$5,000
Shares issued for cash (April 2003)	1,250,000	1,250	1,250	—	2,500
Shares issued for cash (May 2003)	3,750,000	3,750	3,750	—	7,500
Shares issued for cash (July 2003)	40,000	40	9,960	—	10,000
Net loss for the period	—	—	—	(10,571)	(10,571)
Balance, November 30,2003	15,040,000	15,040	9,960	(10,571)	14,429
Note payable to a principal stockholder contributed as capital (Note 3)	—	—	10,000	—	10,000
Net loss for the year	—	—	—	(26,601)	(26,601)
Balance, November 30, 2004	15,040,000	15,040	19,960	(37,172)	(2,172)
Net loss for the three months	—	—	—	(4,079)	(4,079)
Balance, February 28, 2005	15,040,000	$15,040	$19,960	$(41,251)	$(6,251)

The accompanying notes are an integral part of these financial statements

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)

1. BASIS OF PRESENTATION

The unaudited financial statements as of February 28, 2005 included herein have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United States generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. It is suggested that these financial statements be read in conjunction with the November 30, 2004 audited financial statements and notes thereto.

2. NATURE OF OPERATIONS AND GOING CONCERN

a) Nature of Operations

Salmon Express Inc. (the "Company") was formed and incorporated in the State of Nevada on February 20, 2003 and is a development stage company. The Company has developed a system of processing (flash freezing and cryo-vacuum packaging) and distribution of salmon from the North Pacific Ocean.

b) Going Concern

Since its inception, the Company has been dependent upon the proceeds of stock sales from its stockholders to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company's product development will be a commercial success. Nor can the Company give any assurance that it will generate substantial revenues or that its business operations will prove to be profitable.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has very little revenue and business operations and incurred a net loss of $4,079 and negative cash flow from operations of $4,426 for the three months ended February 28, 2005 and has an accumulated deficit of $41,251. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company's ability to continue operations is uncertain and is dependent upon its ability to achieve profitability, maintain current financing and obtain new sources of financing. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company be unable to continue operations.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

a) Development Stage Enterprise

The Company is a development stage enterprise as defined by Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises." All losses accumulated since the inception of the Company have been considered as part of the Company's development stage activities.

b) Basis of Presentation of Financial Information

The accompanying financial statements as of February 28, 2005, and for the three months then ended, have been prepared in conformity with accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting only of normal accruals) considered necessary for a fair presentation have been included.

c) Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

d) Loss Per Common Share

Net loss per common share (basic and diluted) is based on the net loss divided by the weighted average number of common shares outstanding during each period. Common stock equivalents are not included in the calculation of diluted loss per share, because their effect would be anti-dilutive. There are no common stock equivalents outstanding as of February 28, 2005 and 2004.

e) Impairment of Long-Lived Assets

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment of Disposal of Long-Lived Assets ("Statement No. 144"). This pronouncement superceded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of ("Statement No. 121") and was required to be adopted on January 1, 2002.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (Continued)

e) Impairment of Long-Lived Assets (Continued)

Statement No. 144 retained the fundamental provisions of Statement No. 121 as it related to assets to be held and used and assets to be sold. Statement No. 144 requires impairment losses to be recorded on assets to be held and used by the Company when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of the assets. When an impairment loss is required for assets to be held and used by the Company, the related assets are adjusted to their estimated fair value. Fair value represents the amount at which an asset could be bought or sold in a current transaction between willing parties, that is, other than a forced or liquidation sale.

The estimation process involved in determining if assets have been impaired and in the determination of fair value is inherently uncertain because it requires estimates of current market yields as well as future events and conditions. Such future events and conditions include economic and market conditions, as well as availability of suitable financing to fund acquisition and development activities. The Company had no revenue producing assets as at February 28, 2005 and therefore there is no impairment.

f) Recent Accounting Pronouncements

In April 2003, the FASB issued Statement 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies accounting for derivative instruments, including certain embedded derivatives, and for hedging activities under Statement 133. Statement 149 is effective for contracts entered into or modified after June 30, 2003. Adopting this new standard is not expected to have a significant impact on the Company's financial statements.

In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. The Statement requires that certain financial instruments previously classified as equity in statements of financial position be classified as liabilities. The provisions in Statement 150 are effective for financial instruments ended into or modified after May 31, 2003, and otherwise at the beginning of the first interim period beginning after June 15, 2003 for public companies. Adopting this new standard is not expected to have a significant impact on the Company's financial statements.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (Continued)

f) Recent Accounting Pronouncements (Continued)

In November 2004, the FASB issued Statement 151, "Inventory Costs". This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing", to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Statement 151 requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal". In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. Statement 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted in certain circumstances. Adopting this new standard is not expected to have a significant impact on the Company's financial statements.

In December 2004, FASB has also issued SFAS No. 152 and 153 but they will not have any relationship to the operations of the Company, therefore, a description of each and their respective impact on the Company's operations have not been disclosed.

g) Fair Value of Financial Instruments

The carrying amounts of the Company's financial instruments, which is comprised of accrued liabilities at February 28, 2005, approximates their fair values due to the short term nature of these instruments.

4. NOTE PAYABLE

The note payable is interest free and repayable on demand. As the note payable is due to a principal stockholder, it has been classified into equity as part of additional paid-in capital.

5. MERGER AGREEMENT

On January 31, 2005, the Board of Directors approved the following:

i) entering into a merger agreement with MicroMed Technology, Inc. effective May 1, 2005;
ii) reverse stock split of 1 for 3.3528 immediately prior to the merger;
iii) reincorporation from the State of Nevada to the State of Delaware; and
iv) a name change to "Micro Med Cardiovascular Technologies, Inc."

Majority shareholder approval was also received on January 31, 2005.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)

5. MERGER AGREEMENT

Under the terms of the merger agreement, the Company will incorporate a subsidiary which will be merged with MicroMed Technology, Inc. ("MicroMed"). Each issued and outstanding share of common stock of the subsidiary will be converted into one issued share of the surviving corporation. Each fully issued share of MicroMed common stock outstanding will be converted into one issued share of the Company's common stock. Warrants to purchase shares of MicroMed common stock and options to purchase shares of MicroMed common stock outstanding immediately prior to the effective date will be assumed by the Company and will become warrants to purchase shares of the Company's common stock or options to purchase shares of the Company's common stock, as applicable. The shares of the Company owned by the current majority shareholder will be cancelled and all the pre-merger assets and liabilities will be transferred to that shareholder.

Item 2. Management's Discussion and Analysis or Plan of Operations

Plan of Operation

We are presently attempting to implement our three streams for generating revenue: the sale and delivery of salmon products through our website salmonx.com; the sale and delivery of salmon products through our 1-800 phone line; and the sale and delivery of other seafood products when in season through both the web site and the 1-800 phone line. We have established distribution channels to meet any orders we receive. In the future, we may obtain cold storage space (suitable for holding flash frozen seafood products) and establish an inventory of Salmon Express products. Ultimately, once we can predict demand, establishing an inventory will improve our ability to obtain whole-sale prices for seafood products and make quality control and delivery more efficient. We intend to maintain good relationships with a number of salmon suppliers in our target geographic region so that our inventory can be maintained, diminished or increased depending on initial consumer response.

We have been sending brochures to our niche customers. These brochures highlight the superior quality of our product, the products available, ordering information and prices. We also market Salmon Express products through our internet web-site, which uses pictures, slogans and various search engine hit maximization strategies to market our product platform.

Funds received from our private offerings have provided us with enough funds to execute the initial stages of our business plan which includes the initial development of our internet web site and 1-800 ordering service, our product and logo development, development of key products, and the ongoing establishment of distribution agreements with key high-end salmon distributors. Under currently anticipated budgetary constraints, and assuming we fail to generate any revenues in our first year of operation, we anticipate that we can maintain an operational Internet web site, being Salmonx.com, an operational 1-800 number service, distribution channels with high quality salmon products distributors, and keep several Salmon Express products available, in various packaging schemes, for order and fast delivery.

Our marketing efforts to date have yielded little if any results. Unless our marketing becomes more effective than it has been to date, we will be forced to close the business or find more effective ways of conducting our business.

In light of the lack of results to our marketing efforts to date, our President has initiated discussions with MicroMed Technology, Inc. ("MicroMed"), a privately held Delaware corporation based in Houston, Texas, to merge a subsidiary of Salmon Express with and into MicroMed, with MicroMed as the surviving entity at the subsidiary level. On February 3, 2005 and March 30, 2005, respectively, the Company filed a form PREM14C and form PRER14C with the Securities Exchange Commission of the United States pursuant to a proposed Agreement and Plan of Merger with MicroMed. MicroMed is a medical device company focused on the development of ventricular assist device ("VAD") products. MicroMed has developed a miniaturized heart pump, or VAD, known as the DeBakey VAD (the "DeBakey VAD") to address congestive heart failure, a condition where the diseased heart cannot pump adequate blood to meet the oxygen and nutritional needs of the body. The DeBakey VAD is a small (1 inch x 3 inches) National Aeronautics and Space Administration designed axial flow pump that can provide increased blood flow from the left ventricle of the heart throughout the body for patients whose hearts are diseased and unable to maintain adequate blood flow to sustain their lives.

Liquidity

To jump start our business plan and to operate our business for the next 12 months, we believe we will need approximately $50,000. We plan on obtaining this operating capital from our own available funds, and we expect to raise capital through the sale of equity capital if business revenues are not available to pay necessary expenses. However, if funds are not available from these sources, our director and President, Mr. Pete Smith has agreed to loan Salmon Express up to $50,000 in furtherance of our plan of operations for the next twelve months. The cash on hand we have at the present time will sustain the operations of Salmon Express for approximately two months. We do not anticipate the need for any additional employees during the next twelve months other than the services of the individuals discussed above, unless initial response to our products is extremely positive and orders are more numerous than expected.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)
Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has very little revenue and business operations and incurred a net loss of $4,079 and negative cash flow from operations of $4,426 for the three month period ended February 28, 2005, and net loss of $26,601 for the year ended November 30, 2004. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Funds received from the Company's private offerings have provided the Company with enough funds to execute the initial stages of the Company's business plan which includes the initial development of the Company's internet web site and 1-800 ordering service, the Company's product and logo development, development of key products, and the ongoing establishment of distribution agreements with key high-end salmon distributors in the region the Company intends to market. Under currently anticipated budgetary constraints, and assuming the Company fails to generate any revenues in its first year of operation commencing in the fourth quarter of 2004, the Company anticipates that it will have an operational Internet web site, being Salmonx.com, an operational 1-800 number service, distribution channels established with high quality salmon products distributors, and several Salmon Express products available, in various packaging schemes, for order and fast delivery. For further information relevant to the Company's ability to continue as a going concern, see section "Liquidity and Capital Resources" above.

Forward-Looking Statements:
Many statements made in this report are forward-looking statements that are not based on historical facts. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements made in this report relate only to events as of the date on which the statements are made.

Recent Accounting Pronouncements

In January 2003, (as revised in December 2003) The Financial Accounting Standards Board ("FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities", an interpretation of Accounting Research Bulletin ("ARB") No. 51, "Consolidated Financial Statements". Interpretation No. 46 addresses consolidation by business enterprises of variable interest entities, which have one or both of the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided though other interest that will absorb some or all of the expected losses of the entity: (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entities activities through voting rights or similar rights; or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

Interpretation No. 46, as revised, also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

Interpretation No. 46, as revised, applies to small business issuers no later than the end of the first reporting period that ends after December 15, 2004. This effective date included those entities to which Interpretation No. 46 has previously been applied. However, prior to the required application of Interpretation No. 46, a public entity that is a small business issuer shall apply purpose entities no later than as of the end of the first reporting period that ends after December 15, 2003.

Interpretation No. 46 may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.

In June 2003, the FASB issued an Exposure Draft for a proposed SFAS entitled "Qualifying Special Purpose Entities ("QSPE") and Isolation of Transferred Assets", an amendment of SFAS No. 140 ("The Exposure Draft"). The Exposure Draft is a proposal that is subject to change and as such is not yet authoritative. If the proposal is enacted in its current form, it will amend and clarify SFAS 140. The Exposure Draft would prohibit an entity from being a QSPE if it enters into an agreement that obligated a transferor of financial assets, its affiliates or its agents to deliver additional cash or other assets to fulfill the special-purposes entity's obligation to beneficial interest holders.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies financial accounting reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. This statement is effective for contracts entered into or modified after June 30, 2003 and all of its provisions should be applied prospectively.

SALMON EXPRESS INC.
(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FEBRUARY 28, 2005
(Unaudited)
(Stated in U.S. Dollars)

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatory redeemable shares, which the issuing company is obligated to buy back in exchange for cash and other assets. A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuer's shares.

SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. Most of the provisions of Statement 150 are consistent with the existing definition of liabilities in FASB Concepts Statements No. 6, "Elements of Financial Statements". The remaining provisions of this Statement are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This Statement shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2003.

Management does not expect the implementation of these recent pronouncements to have a material effect on the Company's financial position of results of operations.

Exhibit I

Financial Statements

MicroMed Technology, Inc.
(a development stage company)

Years ended December 31, 2004 and 2003 (Restated)
and period from inception (October 6, 1995) through December 31, 2004

1

MicroMed Technology, Inc.
(a development stage company)

Financial Statements
Years ended December 31, 2004 and 2003 (Restated)

2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
MicroMed Technology, Inc.

We have audited the accompanying balance sheet of MicroMed Technology, Inc. (a Delaware corporation in the development stage), as of December 31, 2004, and the related statements of operations, and stockholders’ deficit, and cash flows for the years ended December 31, 2003 (Restated) and 2004 and for the period from inception (October 6, 1995) through December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements for the period from inception (October 6, 1995) through December 31, 2000, were audited by other auditors who have ceased operations and whose report dated April 11, 2001, expressed an unqualified opinion on those statements. The financial statements for the period from inception (October 6, 1995) through December 31, 2000, include total revenues and net loss of $640,000 and $26,771,117, respectively. Our opinion on the statements of operations, stockholders’ deficit, and cash flows for the period from inception (October 6, 1995) through December 31, 2004, insofar as it relates to amounts for prior periods through December 31, 2000, is based solely on the report of other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit on the Company's internal control over financial reporting . Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of MicroMed Technology, Inc. , at December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2003 (Restated) and 2004, and for the period from inception (October 6, 1995) through December 31, 2004 , in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that MicroMed Technology, Inc. will continue as a going concern.  As more fully described in Note 1, the Company has incurred recurring operating losses and has a working capital deficiency.   These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

As discussed in Note 2 to the financial statements, the Company has restated its financial statements for the year ended December 31, 2003.
/s/ Ernst & Young LLP

March 15, 2005
Houston, Texas

3

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To MicroMed Technology, Inc.:

We have audited the accompanying consolidated balance sheets of MicroMed Technology, Inc. (a Delaware corporation in the development stage ), and subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended, and for the period from inception (October 6, 1995) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of MicroMed Technology, Inc., and subsidiary, as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended, and for the period from inception (October 6, 1995) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Houston, Texas
April 11, 2001

THIS IS A COPY OF THE REPORT ISSUED BY ARTHUR ANDERSEN LLP, MICROMED'S FORMER INDEPENDENT PUBLIC ACCOUNTANTS, IN CONNECTION WITH THE COMPANY'S FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (OCTOBER 6, 1995) THROUGH DECEMBER 31, 2000. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP IN CONNECTION WITH MICROMED'S FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (OCTOBER 6, 1995) THROUGH DECEMBER 31, 2004.

4

MICROMED TECHNOLOGY, INC.
(A development stage company)
Balance Sheet

December 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$687,162
Accounts receivable	1,616,283
Inventory	3,229,863
Prepaids and other assets	221,897
Total current assets	5,755,205

Property and equipment, net	572,198

Other assets	40,078
Total assets	$6,367,481
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$1,267,572
Accrued liabilities	1,016,740
Current portion of long-term debt	927,945
Note payable	1,177,472
Bridge loans from stockholders	1,000,000
Total current liabilities	5,389,729

Long-term debt	1,234,070

Redeemable convertible preferred stock:
Series A Preferred stock, $.001 par value, 1,000,000 shares authorized,
issued and outstanding	6,201,682
Series B Preferred stock, $.001 par value, 2,000,000 shares authorized,
issued and outstanding	12,668,718
Series C Preferred stock, $.001 par value, 3,700,000 shares authorized,
3,518,153 shares issued and outstanding	25,052,402
Series D Preferred stock, $.001 par value, 5,000,000 shares authorized,
4,593,011 shares issued and outstanding	28,158,092

Commitments and Contingencies

Stockholders’ Deficit:
Common Stock, $.001 par value, 65,000,000 shares authorized, 5,093,040 shares
issued and outstanding	5,093
Deficit accumulated during development stage	(72,342,305)
Total stockholders’ deficit	(72,337,212)
Total liabilities and stockholders’ deficit	$6,367,481

The accompanying notes are an integral part of these financial statements
5

MICROMED TECHNOLOGY, INC.
(A development stage company)
STATEMENTS OF OPERATIONS

	Years ended December 31,		Period from Inception (October 6, 1995) Through December 31,
	2003	2004	2004
	(Restated)
International product sales	$2,033,281	$1,717,477	$5,949,084
Clinical reimbursements	4,668,709	4,218,711	12,768,301
Total revenue	6,701,990	5,936,188	18,627,385

Expenses:
Research and development	11,059,714	12,263,871	58,198,966
General and administrative	1,918,800	2,505,185	15,971,399
Total operating expenses	12,978,514	14,769,056	74,170,365

Loss from operations	(6,276,524)	(8,832,868)	(55,542,980)

Interest income	$129,120	$71,306	$1,596,287
Interest expense	(7,726)	(178,034)	(605,933)
Net loss	$(6,155,130)	$(8,939,596)	$(54,552,625)

Convertible preferred stock dividends and accretion	(5,290,118)	(5,316,392)	(18,543,381)
Net loss available to common stockholders	(11,445,248)	(14,255,988)	$(73,096,006)

Basic and diluted net loss per share available to common stockholders	$(2.25)	$(2.80)

Weighted average common shares outstanding	5,092,618	5,093,040

The accompanying notes are an integral part of these financial statements
6

MICROMED TECHNOLOGY , INC. ( A development stage company ) STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

	Common Stock		Additional Paid-In	Deferred	Deficit Accumulated During the Development
	Shares	Amount	Capital	Compensation	Stage	Total
Issuance of common stock to founders for cash in October 1995 at $0.01 per share	5,011,665	$5,012	$44,988	$—	$—	$50,000
Services contributed by stockholders	—	—	129,000	—	—	129,000
Net loss	—	—	—	—	(173,041)	(173,041)
Balance, December 31, 1995	5,011,665	5,012	173,988	—	(173,041)	5,959
Services contributed by stockholders	—	—	171,050	—	—	171,050
Cash contributed by stockholders	—	—	55,999	—	—	55,999
Net loss	—	—	—	—	(1,069,007)	(1,069,007)
Balance, December 31, 1996	5,011,665	5,012	401,037	—	(1,242,048)	(835,999)
Deferred compensation	—	—	48,380	(48,380)	—	—
Amortization of deferred compensation	—	—	—	12,095	—	12,095
Net loss	—	—	—	—	(3,712,342)	(3,712,342)
Balance, December 31, 1997	5,011,665	5,012	449,417	(36,285)	(4,954,390)	(4,536,246)
Deferred compensation	—	—	29,020	(29,020)	—	—
Amortization of deferred compensation	—	—	—	59,263	—	59,263
Net loss	—	—	—	—	(7,076,108)	(7,076,108)
Balance, December 31, 1998	5,011,665	5,012	478,437	(6,042)	(12,030,498)	(11,553,091)
Issuance of warrants to purchase common stock	—	—	64,207	—	—	64,207
Amortization of deferred compensation	—	—	—	3,334	—	3,334
Dividends and accretion on redeemable stock	—	—	(70,070)	—	—	(70,070)
Net loss	—	—	—	—	(8,329,116)	(8,329,116)
Balance, December 31, 1999	5,011,665	5,012	472,574	(2,708)	(20,359,614)	(19,884,736)
Issuance of warrants to purchase common stock	—	—	85,859	—	—	85,859
Deferred compensation	—	—	243,216	(243,216)	—	—
Amortization of deferred compensation	—	—	—	23,000	—	23,000
Exercise of stock options	4,250	4	3,326	—	—	3,330
Dividends and accretion on redeemable stock	—	—	(804,975)	—	(2,433,138)	(3,238,113)
Net loss	—	—	—	—	(6,411,503)	(6,411,503)
Balance, December 31, 2000	5,015,915	5,016	—	(222,924)	(29,204,255)	(29,422,163)
Issuance of warrants to purchase common stock	11,250	11	2,364	—	—	2,375
Deferred compensation	—	—	9,110	(9,110)	—	—
Amortization of deferred compensation	—	—	—	45,768	—	45,768
Dividends and accretion on redeemable stock	—	—	(11,474)	—	(3,153,533)	(3,165,007)
Net loss	—	—	—	—	(6,276,699)	(6,276,699)
Balance, December 31, 2001	5,027,165	5,027	—	(186,266)	(38,634,487)	(38,815,726)
Deferred Compensation	—	—	2,406	(2,406)	—	—
Amortization of deferred compensation	—	—	—	(15,416)	—	(15,416)
Exercises of stock options	58,875	59	11,716	—	—	11,775
Dividends and accretion on redeemable stock	—	—	(14,122)	—	(1,449,559)	(1,463,681)
Net loss	—	—	—	—	(6,410,084)	(6,410,084)
Balance, December 31, 2002	5,086,040	5,086	—	(204,088)	(46,494,130)	(46,693,132)
Amortization of deferred compensation	—	—	—	2,406	—	2,406
Exercises of stock options	7,000	7	1,393	—	—	1,400
Dividends and accretion on redeemable stock (Restated)	—	—	(1,393)	—	(5,288,725)	(5,290,118)
Net loss (Restated)	—	—	—	—	(6,155,130)	(6,155,130)
Balance, December 31, 2003 (Restated)	5,093,040	5,093	—	(201,682)	(57,937,985)	(58,134,574)
Reversal of deferred compensation	—	—	—	201,682	(201,682)	—
Issuance of warrant	—	—	53,350	—	—	53,350
Dividends and accretion on redeemable stock	—	—	(53,350)	—	(5,263,042)	(5,316,392)
Net loss	—	—	—	—	(8,939,596)	(8,939,596)
Balance, December 31, 2004	5,093,040	5,093	—	$—	$(72,342,305)	$(72,337,212)

The accompanying notes are an integral part of these financial statements

7

MICROMED TECHNOLOGY, INC.
(A development stage company)
STATEMENTS OF CASH FLOWS

	Years ended December 31,		Period from Inception (October 6, 1995) Through December 31,
	2003	2004	2004
	(Restated)
Cash flows from operating activities
Net loss	$(6,155,130)	$(8,939,596)	$(54,552,625)
Adjustments to reconcile net loss to net cash used
Depreciation and amortization	318,195	346,490	2,327,039
Conversion of accrued interest in Series C Preferred Stock	—	—	95,778
Conversion of accrued interest in Series D Preferred Stock	—	—	251,088
Services contributed by stockholders	—	—	300,050
Issuance of warrant	—	53,350	53,350
Amortization of deferred compensation	2,406	—	130,450
Loss on disposal of fixed assets	—	1,798	1,798
Changes in assets and liabilities:
Accounts receivable	(706,289)	(233,829)	(1,616,283)
Inventory	717,883	(1,195,422)	(3,229,863)
Prepaids and other assets	150,783	(24,009)	(321,988)
Accounts payable and accrued liabilities	680,607	331,627	2,327,454
Net cash used in operating activities	(4,991,545)	(9,659,591)	(54,233,752)

Cash flows from investing activities:
Purchase of property and equipment	(170,891)	(352,721)	(2,841,023)
Net cash used in investing activities	(170,891)	(352,721)	(2,841,023)

Cash flows from financing activities:
Proceeds from bridge loan from stockholders	—	1,015,986	12,958,986
Repayments of bridge loans from stockholders	—	(15,986)	(2,015,986)
Proceeds from issuance of notes payable	200,000	4,015,415	4,215,415
Repayments of notes payable	—	(919,070)	(919,070)
Proceeds from issuance of warrants and preferred stock, net of offering cost	—	—	43,397,713
Proceeds from issuance of common stock and cash contributed by stockholders	1,400	—	124,879
Net cash provided by financing activities	201,400	4,096,345	57,761,937
Change in cash and cash equivalents	(4,961,036)	(5,915,967)	687,162
Beginning cash and cash equivalents	11,564,165	6,603,129	—
Ending cash and cash equivalents	$6,603,129	$687,162	$687,162

Supplemental disclosure of information:
Cash paid for interest	$4,872	$161,882	$166,754

Supplemental disclosure of noncash financing activity:
Conversion of notes payable to Series C Preferred Stock	$—	—	$5,000,000
Conversion of notes payable to Series D Preferred Stock	$—	—	$5,194,088
Dividends and accretion to redeemable convertible preferred stockholders	$5,290,118	$5,316,392	$18,543,381

The accompanying notes are an integral part of these financial statements

8

MicroMed Technology, Inc.
(a development stage company)

Notes to Financial Statements
December 31, 2004

1. Organization

MicroMed Technology, Inc. (“MicroMed” or the “Company”), was incorporated in the State of Texas on October 6, 1995 and was subsequently reincorporated on June 12, 1996, in the state of Delaware. MicroMed is a development stage company which has devoted most of its efforts to research and product development of medical products.

The Company’s primary product is the DeBakey Ventricular Assist Device (the “DeBakey VAD ® ”), a miniaturized heart pump. The DeBakey VAD ® was designed by a team of engineers and scientists with the National Aeronautics and Space Administration (“NASA”), Baylor College of Medicine (“Baylor”), and the Company, led by the famed heart surgeons Dr. Michael E. DeBakey and Dr. George P. Noon. The Company received an exclusive license from NASA in June 1996 for the primary technology for the DeBakey VAD ® .

The Company began European clinical trials at various hospitals in Austria, France, Germany, Italy, and Switzerland in 1998. The Company received CE Mark approval to begin marketing the DeBakey VAD ® in the European Union in April 2001, with a subsequent approval of an upgraded product in July 2002. The Company received permission from the Food and Drug Administration (“FDA”) to begin clinical trials in the United States in May 2000 and is now in Phase III, pivotal trials for two separate indications: bridge to heart transplant and alternative to heart transplant/destination therapy. The Company received a humanitarian device exemption (HDE) from the FDA to commercially sell the DeBakey VAD® Child , a pediatric version of the device, in the U.S. in 2004.

The research and development activities engaged in by the Company involve a high degree of risk and uncertainty. The ability of the Company to develop, manufacture, and market its proprietary product is dependent on many factors including, but not limited to, obtaining additional financing, attracting and retaining key personnel, and successfully developing expanded manufacturing and marketing capabilities. The Company’s ability to develop these operations may be impacted by uncertainties related to proprietary technologies, technological change and obsolescence, successful completion of its U.S. regulatory clinical trials, competition, government regulations and approvals, healthcare reform, and product liability exposure. Additionally, the Company is reliant on its exclusive license with NASA for the DeBakey VAD ® technology, which is the basis for

9

1. Organization (continued)

the Company’s main product. Accordingly, there can be no assurance of the Company’s future success. The Company will require additional financing in order to complete the U.S. regulatory clinical trials of its proprietary product, and there can be no assurances that such additional financing will be available at terms acceptable to the Company.

To facilitate such financing, in January 2005, the Company executed an agreement to merge with Salmon Express, Inc., a publicly traded Nevada Corporation. Once effective, the combined entity will be renamed, “MicroMed Cardiovascular, Inc., and will reincorporate in the State of Delaware. Prior to the merger, and subsequent to stockholder approval, the Company plans to affect a recapitalization where all redeemable preferred stock will convert to common stock and affect a reverse stock split. The Company will be the accounting acquiror in the transaction.

 The Company also entered into an engagement letter with the investment banking firm to assist the Company in raising additional capital associated with the merger. Under the terms of the engagement letter, the Company will pay the investment bank a fee of 7% of all funds raised, excluding sales to our existing shareholders and will issue warrants upon completion of an equity financing. The funding contemplated under the engagement letter is anticipated to close at the same time as the merger is consummated.

Should such financing not be obtained, the Company may be required to adjust its current plan in order to retain adequate capital for conducting its operations. The Company expects to continue to incur losses for the next few years. There can be no assurances that the Company will successfully complete the transition from a development stage company to a commercial company with successful operations.

The Company believes that it can conserve its cash resources to fund operations through at least mid 2005 if the funding, as described above, does not take place. The Company’s longer-term funding requirements will depend on many factors, including the progress of the Company’s research and development, the success of the Company in bringing its proprietary products to market, and the establishment of other collaborative relationships. There can be no assurances additional funding will be available.

The Company has recurring operating losses and has a working capital deficiency. Based on this information, management believes there is substantial risk that the Company will not continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents. Cash equivalents consist of investments in high-grade commercial paper and money market securities.

10

2. Summary of Significant Accounting Policies (continued)

Inventory

Inventory consists of raw materials, work in progress, and finished goods. Inventory is stated at the lower of cost or market using the first-in, first-out (“FIFO”) method. Cost includes the acquisition cost of raw materials and components and direct labor.

A summary of inventory is as follows:

December 31
2004
Raw materials	$138,590
Work in progress	2,046,651
Finished goods	1,044,622
$3,229,863

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, notes payable and long-term debt approximate their fair values due to the short-term or variable rate nature of these instruments.

Property and Equipment

Property and equipment consists of leasehold improvements, furniture and laboratory production and office equipment. Property and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over a three to five-year estimated useful life. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the asset. Maintenance and repairs that do not significantly improve or extend the life of assets are expensed as incurred. Expenditures which improve or extend the life of assets are capitalized.

Long-Lived Assets

The Company routinely evaluates the carrying value of its long-lived assets. The Company records impairment losses on long-lived assets used in operations when events and circumstances indicate that assets may be impaired and the undiscounted cash flows estimated to be generated by the assets are less than the carrying amount of those assets. To date, no impairment charges have been recognized.

11

2. Summary of Significant Accounting Policies (continued)

Revenue Recognition

Revenue is recognized from product sales and reimbursements for products used in our clinical trials in the U.S. Product sales consist of sales of our DeBakey VAD ® ventricular assist devices and related equipment to international hospitals involved in heart transplantation, to customers with whom we have distribution agreements in certain international markets and to hospitals in the U.S. (for our DeBakey VAD ® Child product only, which is approved for sale in the U.S.). Clinical reimbursements consist of billings for products shipped to hospitals participating in the Company’s clinical trials. Product sales and clinical trial reimbursements are recognized when evidence of an arrangement exists, title has passed (generally upon shipment), the selling price is fixed and determinable and collectibility is reasonably assured in according with SAB 104 “Revenue Recognition”. The Company has no post-delivery obligations or product sales containing, multiple elements. Shipping and handling costs are included in research and development expense and totaled $128,461 and $70,900, respectively for the years ended December 31, 2003 and 2004. Shipping and handling costs recovered from customers and recorded in revenue were approximately $27,000 and $18,995, respectively, for the years ended December 31, 2003 and 2004.

The Company had one customer that made up 11% of total revenues during 2003 and one customer that made up 12% of revenues during 2004.

Research and Development

Costs incurred in connection with research and development activities are expensed as incurred. These costs consist of direct and indirect costs associated with specific projects as well as fees paid to various entities that perform certain research and testing on behalf of the Company.

Stock-Based Compensation

Statement of Financial Accounting Standards (“SFAS”) No. 123, Accounting for Stock-Based Compensation , allows the Company to adopt one of two methods of accounting for stock options. The Company has elected the method that requires disclosure only of stock-based compensation. Because of this election, the Company continues to account for its employee stock-based compensation plans under Accounting Principles Board

12

2. Summary of Significant Accounting Policies (continued)

(“APB”) Opinion No. 25, Accounting for Stock Issued to Employees , and the related interpretations. Under APB No. 25, no compensation expense is recorded for stock option grants to employees with an exercise price equal to or greater than the fair value of underlying stock as determined by the Company’s board of directors at the date of grant. For purposes of the SFAS No. 123 proforma disclosure, the estimated fair value of the options is assumed to be amortized to expense over the options’ vesting period. Compensation expense for options granted to non-employees has been determined in accordance with SFAS No. 123 as the fair value of the consideration received.

	Year ended December 31
	2003	2004
Net loss available to common stockholders	$(11,445,248)	$	(14,255,988)
Deduct: total compensation expense for options determined under fair value based methods for all awards	(153,172)		(149,471)
Pro forma net loss available to common stockholders	$(11,598,420)	$	(14,405,459)
Basic and diluted net loss per share available to common stockholders	$(2.25)		$(2.80)
Pro forma basic and diluted net loss per share available to common stockholders	$(2.28)		$(2.83)

The fair value of employee stock options granted was determined using the Black-Scholes method based on the following weighted-average assumptions:

	Year ended December 31
	2003	2004
Expected dividend yield	0.0%	0.0%
Risk-free interest rate	3.5%	3.5%
Expected life (years)	7	7
Volatility	55%	45%

13

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes , which provides for a liability approach to accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.

Net Loss Per Share

Basic and diluted net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period. Shares associated with stock options, warrants and preferred stock are not included because they are antidilutive.

The following table presents the calculation of basic and diluted net loss per share:

	Year ended December 31
	2003	2004
Net loss available to common shareholders	$(11,445,248)		$(14,255,988)
Weighted average common shares outstanding	5,092,618		5,093,040
Basic and diluted net loss per share available to common shareholders	$(2.25)	$	(2.80)

The following historical outstanding anti-dilutive securities are not included in the calculation of diluted net loss per share attributable to common stockholders.

	Year ended December 31
	2003	2004
Redeemable convertible preferred stock	11,111,164	11,111,164
Options to purchase common stock	5,851,366	5,757,866
Warrants to purchase common stock	4,019,408	2,216,686
	20,981,938	19,085,716

14

2. Summary of Significant Accounting Policies (continued)

Segment Information

The Company operates in one business segment, which primarily focuses on the development, manufacture and sale of heart assist devices. All of the Company’s revenues have been derived from this business segment.

Restatement

Effective July 1, 2003, in connection with the adoption of SFAS No. 150, the Company treated its redeemable convertible preferred securities as mandatorily redeemable and recorded the securities as a liability with the related dividends and accretion accrued as interest expense. Upon additional evaluation of the terms of the redeemable convertible preferred stock in 2004 it was determined that the securities are contingently redeemable rather than mandatorily redeemable, and the related dividends should have remained as part of stockholders’ deficit and should not have been recorded as interest expense. Because the shares are contingently redeemable under terms not controlled by the Company, the redeemable convertible preferred stock is classified as mezzanine equity in accordance with Article 5-02.28 of Regulation S-X expanded by ASR 268. Accordingly, the financial statements as of December 31, 2003 have been restated for the correction of this error surrounding the redemption features of its redeemable convertible preferred securities. The restatement had no impact on net loss available to common stockholders; however, it did impact net loss. The Company has restated the statement of operations for the year ending December 31, 2003 as follows:

	As Reported	Adjustments	2003 Restated
Loss from operations	$(6,276,524)	$—	$(6,276,524)
Interest income	129,120	—	129,120
Interest expense	(2,675,922)	2,668,196	(7,726)
Net loss	(8,823,326)	2,668,196	(6,155,130)
Convertible preferred stock dividends	(2,621,922)	(2,668,196)	(5,290,118)
Net loss available to common stockholders	$(11,445,248)	$—	$(11,445,248)

There was no impact on net loss per share available to common stockholders.

Recent Accounting Pronouncements

In December 2004, the FASB issued FAS 123(R) Shared-Based Payment. The statement eliminates the ability to account for stock-based compensation using APB 25 and requires such transactions be recognized as compensation expense in the statement of operations based on their fair values on the date of grant, with the compensation expense recognized over the period in which an employee is required to provide service in exchange for the stock award. The statement is effective for public companies at the beginning of the first interim or annual period beginning after June 15, 2005 in the event the merger is consummated, the Company will adopt this statement on July 1, 2005 using a modified prospective application.  As such, the compensation expense recognition provisions will apply to new awards and to any awards modified, repurchased or cancelled after the adoption date.   Additionally, for any unvested awards outstanding at the adoption date, the Company will recognize compensation expense over the remaining vesting period.   The Company is currently evaluating the impact of SFAS 123 (R) on its financial condition and results of operation. In the event the merger is consummated their will be no unvested options at the date of adoption, thus there will be no future compensation expense related to options granted as of December 31, 2004.  Grants awarded subsequent to December 31, 2004 will result in increased compensation expense.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires an issuer to classify financial instruments that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 had no impact on the Company.

In April 2004, the FASB issued FSP FASB Statement of Accounting Standards (“FAS”) No. 129-1, “Disclosure of Information about Capital Structure, Relating to Contingently Convertible Securities” to provide disclosure guidance for contingently convertible securities. We adopted the disclosure provisions in 2004 as they apply to the convertible redeemable preferred stock (see Note 7). The 11,111,164 shares underlying our convertible redeemable preferred stock are reportable under this new disclosure are antidilutive and, therefore, have been excluded from the calculation of diluted net loss per share.

3. Concentration of Credit Risk

Accounts receivable represent amounts due from customers for goods shipped. The Company extends various terms to customers, with payment terms from 30-180 days, depending on the customer and country, and does not require collateral. The Company periodically assesses the collectibility of our receivables and establishes reserves, as necessary, based on various considerations including customer credit history, payment patterns, and aging of accounts. Once management determines an account receivable is not collectible, the account is written off. The Company has not experienced significant collectibility problems to date. If the collection history or aging of accounts receivable deteriorates, the Company may have to record a charge to operations to establish an allowance for doubtful accounts.

15

The Company’s commercial customers are based in Europe and in the U.S. (for DeBakery VAD Child product sales in the U.S., and the Company receives reimbursements from hospitals in the U.S. from its clinical trials

4. Property and Equipment

A summary of property and equipment is as follows:

December 31
2004
Office furniture and equipment	$1,057,539
Laboratory and production equipment	1,253,699
Leasehold improvements	508,155
2,819,393
Less accumulated depreciation and amortization	(2,247,195)
$572,198

Amortization of leasehold improvements for the years ended December 31, 2003 and 2004 was $81,729 and $86,256 respectively.

5. Accrued Liabilities

Accrued liabilities consist of the following:
December 31
2004
Accrued pump replacement costs	$113,250
Accrued payroll and vacation	257,898
Other accrued expenses	645,592
Total	$1,016,740

6. Debt

Line of Credit

The Company has borrowings outstanding under two lines of credit with the same financial institution. Both lines of credit are considered current liabilities based on their terms.

The Company has borrowings under a previous line of credit used to purchased equipment for which the commitment to borrow expired on December 18, 2003. At December 31, 2004 the Company had outstanding borrowings of $78,489 at an interest rate of 6.75% that is being paid on a monthly amortization through December 18, 2005.

16

6. Debt (continued)

The second line of credit is a $4,500,000 working capital line based on receivables (the AR Line) entered into in July 2004. The AR Line provides for borrowings under a formula-based calculation applied to eligible accounts receivable. Interest on draws ranges from the prime rate plus 1.25% to prime plus 1.5% (6.5% to 6.75% at December 31, 2004), depending on the Company’s quick ratio at the time of the advance. The loan agreement also requires the payment of collateral handling fees that range from 0.15% to 0.50% (also dependent on the Company’s quick ratio). The collateral handling fees are applied monthly to the daily gross account balances. Availability under the line is based on the following formula: (1) 80% of the eligible U.S. accounts receivable, up to a maximum loan balance of $4 million, and (2) 80% of eligible foreign accounts receivable up to a maximum loan balance of $500,000. Advances made on eligible receivables are required to be repaid upon collection of the receivables or at the end of 90 days, whichever comes first. The loan agreement expires April 15, 2006.

As of December 31, 2004, there was $1,043,498 and $78,489 outstanding under the AR and expired line, respectively, leaving the Company the ability to borrow up to an additional $3,456,502 under the AR line.

The AR Line is collateralized by all of the Company’s assets, excluding the Company’s intellectual property.

Bridge Loan

In December 2004, the Company executed a bridge loan agreement with certain stockholders (the 2004 Bridge Loan). Under the terms of the 2004 Bridge Loan, the Company may borrow up to $3 million. The notes issued under the 2004 Bridge Loan are unsecured and bear interest at prime plus 3% (fixed at the time of issuance) (8.25% on advances outstanding as of  December 31, 2004). All amounts outstanding under the 2004 Bridge Loan are due on or before June 30, 2005 and are convertible into common stock at a defined exchange ratio in the event of an Equity Financing (as defined). In the event an Equity Financing does not take place prior to June 30, 2005, the 2004 Bridge Loans may be converted, at the option of the holders, into a new series of preferred stock with terms similar to Series D Redeemable Convertible Participating Preferred Stock (see Note 7). As of December 31, 2004, the Company has drawn $1 million of the $3 million commitment. As specified in the 2004 Bridge Loan, warrants to purchase common stock will be issued to the stockholders on the unutilized portion of the 2004 Bridge Loan at the expiration date, June 30, 2005. No value has been ascribed to the warrants at December 31, 2004 as the Company expects to utilize all amounts under the 2004 Bridge Loan. Subsequent to year end, the Company has borrowed an additional $1.5 million under the 2004 Bridge Loan.

Long-term debt

In May 2004, the Company received $2.5 million (net $2.4 million after initial $0.1 million prepayment of principal) from a loan agreement executed in May 2004 with Venture Lending & Leasing IV, Inc. (“VLL” and the “VLL Loan”). Pursuant to the VLL Loan agreement, the Company borrowed $2.5 million, repayable in monthly principal payments beginning in July 2004 and terminating in February 2007. Interest on the promissory note is 11.137%. Amounts outstanding under the agreement are collateralized by a second lien on all of the Company’s assets, excluding the Company’s intellectual property. In connection with the VLL Loan, the Company agreed to issue VLL a warrant to purchase preferred stock (see Note 7).

The following table includes the aggregate future principal payments of the Company’s long term debt as of December 31, 2004:

2005	$927,945
2006	1,046,960
2007	187,110
2,162,015
Less current portion of long-term debt	(927,945)
Total long-term debt	$1,234,070

7. Stockholders’ Equity and Redeemable Convertible Preferred Stock

Common Stock

The Company is authorized to issue 65,000,000 shares of common stock. Holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders of the Company. In December 2004, the Board of Directors authorized, and the stockholders approved, an amendment to the Restated Certificate of Incorporation allowing for an increase in the Company's authorized stock, increasing the total authorized common stock to 100,000,000 shares and authorizing a new series of Preferred Stock, Series E, to be issued in the event of a conversion of the 2004 Bridge Loan, with terms similar to Series D (see below). The Company has not yet filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and accordingly, has not reflected these amounts as authorized at December 31, 2004.

No dividends have been declared to date. The loan with Venture Lending & Leasing IV, Inc. restricts the Company from paying dividends until an underwritten public offering of our common stock with gross proceeds of at least $20,000,000 is completed.

Redeemable Convertible Preferred Stock

The Company’s preferred stock carries voting privileges based on its common stock equivalent and contains certain protection against dilution, including adjustment upon the occurrence of certain events. In addition, the holders of preferred stock have certain registration rights that may be exercised after the earlier of (a) December 31, 2003, or (b) 180 days after the closing of the Company’s first underwritten initial public offering of its capital stock.

In December 1999, the Company amended its Certificate of Incorporation (“Certificate”) to provide for the redemption of its preferred stock. The redemption provisions of the Certificate were amended again in June 2002 in connection with the issuance of the Series D convertible preferred stock (see below). The amended Certificate provides that at any time on or after the fifth anniversary of the original issuance date of the Series D preferred stock, the Company must, at the request of at least 66-2/3% of the holders of the then-outstanding shares of the Series A, Series B, Series C, and Series D preferred stock (collectively, the “Preferred Stock”), redeem all Preferred Stock shares that are then outstanding in the following manner: 33-1/3% of all shares of Preferred Stock shall be redeemed by the Company 90 days after such redemption request is received by the Company; another 33-1/3% of the shares of Preferred Stock shall be redeemed by the Company 455 days after the original redemption request is received by the Company; and the final 33-1/3% of the shares of Preferred Stock shall be redeemed by the Company 820 days after the original redemption request is received by the Company.

17

7. Stockholders’ Equity and Redeemable Convertible Preferred Stock (continued)

The price at which the Preferred Stock shall be redeemed is the original per-share purchase price (adjusted for any recapitalizations that occur) which is $5.00 per share for each series of Preferred Stock plus (a), for Series A preferred stock and Series B preferred stock, an amount determined by multiplying the shares outstanding by $.0375 times the number of whole months elapsed from the original issuance date of the Series D preferred stock and (b), for Series C and Series D preferred stock, any accrued and unpaid dividends since the original issuance date of the Series D preferred stock which accrue at an annual rate of $.45 per share. At December 31, 2004, the amounts recorded in the balance sheet for all series of Preferred Stock reflects the redemption amount that would be required to be paid if said Preferred Stock was redeemed, which includes, cumulative unpaid dividends of $8,563,528 and $5,758,393 for Series C and D, and accretion of redemption value of $1,491,596 and $2,729,864 for Series A and B. The earliest date that a redemption can occur is March 2007.

Series A Redeemable Convertible Preferred Stock - Each share of Series A convertible preferred stock (“Series A Preferred Stock”) may be converted at the option of the holder (or is automatically converted in the event of an underwritten initial public offering meeting certain conditions) into 4.5556 shares of common stock. The holders of Series A Preferred Stock are entitled to receive dividends and other distributions equivalent to those paid on common stock but have certain preferences over the holders of common stock with respect to distributions in the event of sale or liquidation of the Company.

Series B Redeemable Convertible Preferred Stock - Each share of Series B convertible preferred stock (“Series B Preferred Stock”) may be converted at the option of the holder (or is automatically converted in the event of an underwritten initial public offering meeting certain conditions) into 2.704084 shares of common stock. The holders of Series B Preferred Stock are entitled to receive dividends and other distributions equivalent to those paid on common stock but have certain preferences over the holders of common stock and Series A Preferred Stock with respect to distributions in the event of sale or liquidation of the Company.

Series C Redeemable Convertible Participating Preferred Stock - Each share of Series C convertible preferred stock (“Series C Preferred Stock”) may be converted at the option of the holder (or is automatically converted in the event of an underwritten initial public offering meeting certain conditions) into 2.704084 shares of common stock. Dividends accrue on each share of the Series C Preferred Stock at the rate of $0.45 per share per annum and are cumulative. The holders of Series C Preferred Stock are entitled to receive dividends and other distributions equivalent to those paid on common stock but have certain preferences over the holders of common stock, Series A Preferred Stock, and Series B Preferred Stock with respect to distributions in the event of sale or liquidation of the Company.

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7. Stockholders’ Equity and Redeemable Convertible Preferred Stock (continued)

Series D Redeemable Convertible Participating Preferred Stock

Each share of Series D Preferred Stock may be converted at the option of the holder (or is automatically converted in the event of an underwritten initial public offering meeting certain conditions) into 6.475845 shares of common stock. Dividends accrue on each share of the Series D Preferred Stock at the rate of $0.45 per share per annum and are cumulative. The holders of Series D Preferred Stock are also entitled to receive dividends and other distributions equivalent to those paid on common stock but have certain preferences over the holders of common stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock with respect to distributions in the event of sale or liquidation of the Company.

Following the payments of liquidation preferences of $7.50 for Series D, and $5.00 per share for all other series of Preferred stock, plus accrued but unpaid dividends, an amount approximating a return of 8% per annum on the original per-share purchase price will be paid first, to the holders of Series B, and second, to the extent funds remain available, to the holders of Series A. After full payments of the previously mentioned amounts, any remaining assets or surplus funds would then be distributed to the holders of Preferred Stock and common stock on a pro rata basis.

In connection with the 1999 Bridge Financing Agreement, the Company issued warrants to purchase common stock to certain existing stockholders that provided funding pursuant to the 1999 Bridge Financing Agreement. The warrants, which contain certain antidilution provisions, allow the holders to purchase 777,095 shares of common stock at $1.29 per share (after giving affect to the antidilution feature triggered by the issuance of Series D Preferred Stock) and were exercisable in whole or in part until August 31, 2004. The fair value of the warrants was determined to be de minimis at the measurement date based on Black-Scholes pricing model with the following assumptions: volatility of 1%, an expected life of one year, a risk free interest rate of 5% and no dividend yield. These warrants expired unexercised in August 2004.

Warrants

In connection with the Series C private offerings in 2000 and 1999, the Company issued warrants to purchase common stock to the purchasers of the Series C Preferred Stock. The warrants, which contain certain antidilution provisions, allow the holders to purchase 2,397,094 shares of common stock at $1.29 per share (after giving affect to the antidilution feature triggered by the issuance of Series D Preferred Stock) and are exercisable in whole or in part until December 2004 through February 2005 (depending on which date a particular investment in the Series C financing was closed). The Company recognized the fair value of the warrants of approximately $151,000 as additional paid-in capital. The fair value of the warrants was determined using the Black-Scholes pricing model and the following assumptions: volatility of 1%, an expected life of one year, a risk free interest rate of 5% and no dividend yield. In December 2004, warrants to purchase an aggregate of 1,025,627 shares of common stock expired unexercised. The remaining warrants outstanding at December 31, 2004 to purchase an aggregate of 1,371,467 shares of common stock expired in February 2005.

In connection with a 2001 bridge loan that converted into shares of Series D Preferred Stock, the Company issued warrants to purchase common stock to certain existing stockholders. The warrants, which contain certain antidilution provisions, allow the holders to purchase 534,379 shares of common stock at $0.7721 per share and are exercisable in whole or in part until the expiration dates ranging from June 2006 through February 2007 (based on the original date the bridge loans were issued). The Company recognized the fair value of the warrants of approximately $25,000. The fair value was determined using the Black-Scholes pricing model with the following assumptions: volatility of 60%, an expected life of five years, a risk free interest rate of 4% and no dividend yield.

In connection with the Series D private offering in 2002, the Company issued warrants to purchase common stock to an investment banking firm that acted as placement agent for a portion of the offering. The warrants, which contain certain antidilution provisions, allow the holders to purchase 310,840 shares of common stock at $0.7721 per share and are exercisable in whole or in part until August 2007. The value of the warrants was determined to be de minimis based on the Black-Scholes pricing model using the following assumptions: volatility of 35%, an expected life of two years, a risk free interest rate of 4% and no dividend yield.

In connection with the VLL Loan, the Company has committed to issue to VLL a warrant (the “VLL Warrant” to purchase Series D Redeemable Convertible Participating Preferred Stock with an aggregate exercise price of $275,000. The warrant is to be issued at a triggering date which is the earlier of (a) the Next Round Financing (as defined), (b) a Liquidity Event (as defined), or (c) May 31, 2005. Although not issued until one of the triggering events, the warrant was earned at the time the VLL Loan was signed. The Company determined the value of the warrant based on the most reasonably likely scenario of issuance which is May 31, 2005. The fair value of the warrant was determined to be $53,350 using the Black-Scholes pricing model and the following assumptions: volatility of 45%, an expected life of one year, a risk free interest rate of 4%, and a dividend yield of 9%. The fair value was recorded as debt issuance costs and is being amortized to interest expense over the life of the VLL Loan.

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7. Stockholders’ Equity and Redeemable Convertible Preferred Stock (continued)

Stock Options

The 1997 Stock Option Plan (the “Plan”), as amended, provided for the granting of options, either incentive or nonstatutory, to purchase up to 1,266,500 shares of the Company’s common stock. In February 2001, the Company’s board of directors and stockholders approved an increase in the number of shares that could be issued pursuant to the Plan to 3,266,500 shares. In September 2002, the Company’s board of directors and stockholders approved an increase in the number of shares that could be issued pursuant to the Plan to 7,103,689 shares. The Plan provides that stock options be granted at fair market value on the date the option is granted, as determined by the board of directors. During 2003 and 2002, options were issued to certain officers and employees which vest over a period of up to three years. Options expire ten years after the date of grant.

Deferred compensation is recorded for stock-based compensation grants based on the excess of the fair value of the common stock on the measurement date over the exercise price (“Intrinsic Value”). The deferred compensation is amortized over the vesting period of each unit of stock-based compensation grant, generally three years. If the exercise price of the stock-based compensation grants is equal to the estimated fair value of the Company’s stock on the date of grant, no compensation expense is recorded.

The Company records the fair value of options issued to nonemployee consultants at the fair value of the options issued. Any expense is recognized over the service period or at the date of issuance if the options are fully vested and no performance obligation exists.

In June 2000, the Company reduced the exercise price of all its outstanding options to $.20 per share. As a result, these options are subject to variable accounting until they are exercised, cancelled or expire. Variable accounting requires that increases in the intrinsic value of the options as measured at each reporting date would be recorded as compensation. Fluctuations in future deferred compensation and related compensation expense may be significant to the extent the Company realizes changes in the fair value of its underlying common stock. As of December 31, 2004, 967,204 options were subject to variable plan accounting.

During 2004, the Company reversed deferred compensation totaling $201,682 that was originally recorded in 2000 in error related to the options that were repriced. The error was corrected in the current year as it was not material from a quantitative or qualitative standpoint to the Company’s stockholders’ equity for the year ended December 31, 2004.

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7. Stockholders’ Equity and Redeemable Convertible Preferred Stock (continued)

The following is a summary of option activity under the Plan:
		Weighted-Average
	Options Outstanding	Exercise Price	Fair Value
Balance, December 31, 2000	1,244,704	0.20	0.26
Granted during the year	18,500	0.20	0.20
Exercised during the year	(11,250)	0.20	0.20
Cancellations and forfeitures during the year	(3,750)	0.20	0.20
Balance, December 31, 2001	1,248,204	0.20	0.20
Granted during the year	4,988,662	0.20	0.20
Exercised during the year	(58,875)	0.20	0.20
Cancellations and forfeitures during the year	(48,125)	0.20	0.20
Balance, December 31, 2002	6,129,866	0.20	0.20
Granted during the year	183,000	0.20	0.20
Exercised during the year	(7,000)	0.20	0.20
Cancellations and forfeitures during the year	(454,500)	0.20	0.20
Balance, December 31, 2003	5,851,366	0.20	0.20
Cancellations and forfeitures	(93,500)	0.20	0.20
Balance, December 31, 2004	5,757,866	0.20	0.20

As of December 31, 2004, there were 1,345,823 options available for grant under the Plan. Options exercisable as of December 31, 2004 are 4,525,701. As of December 31, 2004, the weighted-average remaining contractual life for options outstanding was 7.0 years.

Stock Options Granted to Non-employees

Stock compensation arrangements with non-employees are accounted for in accordance with SFAS No. 123, as amended by SFAS No. 148, and EITF 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services, using a fair value approach. The compensation costs of these arrangements are subject to remeasurement over the vesting terms as earned. During the year ended December 31, 2004, the Company did not issue any options to non-employees. For the years ending December 31, 2003 and 2004, the Company recognized expense of $2,406 and $-0-, respectively, related to options granted to non-employees in 2000 and 2001.

Reserved Shares

The Company has reserved shares of common stock for future issuance as follows:

December 31
2004
Conversion of redeemable convertible preferred stock:
Series A	4,555,550
Series B	5,408,161
Series C	9,513,354
Series D	29,743,616
Exercise of warrants to purchase common stock	2,216,686
1997 Stock Plan	7,103,689
Total	58,541,056

8. Related-Party Transactions

The Company has entered into employment agreements with several of its key employees. The agreements specify various employment-related matters, including the length of the agreement (ranging from six months to one year), confidentiality requirements, competitive restrictions, assignment of inventions, annual compensation, and severance benefits ranging from three months’ to eighteen months’ salary in the event of termination without cause.

The Company entered into bridge loans with certain stockholders in December 2004 (see Note 6).

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9. License Agreements

The Company has an exclusive license agreement with NASA (the “License Agreement”) which may be terminated in the event of a material breach of the terms of the agreement or for failure to endeavor to convert the licensed subject matter to a commercial form. However, the Company believes its ongoing research and development efforts currently satisfy this obligation to endeavor to commercialize the licensed subject matter. The License Agreement and related agreements require the Company to pay royalties based on net sales of licensed products. Additionally, the Company has executed several additional licenses under which it has secured the rights provided under certain patents. Royalties and milestone payments, payable under the terms of these agreements, are expensed as incurred. During the years ended December 31, 2003 and 2004 the Company incurred royalties and milestone payments of $59,634 and $34,986, respectively.

10. Commitments and Contingencies

Commitments

The Company currently leases office and manufacturing space under noncancelable operating leases. Rental expense was approximately $210,000 and $237,550 for the years ended December 31, 2003 and 2004, respectively. The Company renewed its lease on the above referenced office and manufacturing space in 2002 for five years, only one of which the Company is committed to remain in the space and is noncancelable. As of December 31, 2004, the future minimum noncancelable payment related to this one year commitment is $233,811.

The Company has a standby letter of credit for $25,000 to secure its value-added tax obligation in France. The Company has a Certificate of Deposit approximating this amount collateralizing the standby letter of credit.

Contingencies

The Company is subject to numerous risks and uncertainties because of the nature of and status of its operations and could be subject to claims and legal actions arising in the ordinary course of business. The Company maintains insurance coverage for events in amounts that it deems appropriate. Management believes that uninsured losses, if any, will not be materially adverse to the Company’s financial position or results of operations.

11. 401(k) Plan

The Company has a 401(k) plan (“the 401(k) Plan”) whereby eligible employees (employees over 21 years of age and have completed six months of service) may contribute a percentage of eligible compensation but not greater than 20% of their earnings up to the maximum as required by law. Company contributions are discretionary. No such Company contributions have been made since inception of the 401(k) Plan.

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12. Income Taxes

The reconciliation of the statutory federal income tax rate to the Company’s effective income tax rate for the years ended December 31, 2003 and 2004, is as follows:

	December 31
	2003	2004
Statutory rate	(34.0)%	(34.0)%
Increase in deferred tax valuation allowance	34.4	33.9
Tax credit	(0.6)	(0.1)
Other	0.2	0.2
	0.0%	0.0%

Significant components of the Company’s deferred tax assets and liabilities are as follows:

December 31 2004
Deferred tax assets:
Federal net operating loss carryforwards	$14,917,343
Research and development credits	2,998,800
Capitalized research and development expense	1,285,900
Other deferred tax assets	261,567
Total deferred tax assets	19,463,600
Less: valuation allowance	(19,463,600)
Net deferred tax assets	$—

At December 31, 2004 the Company had net operating loss (“NOL”) carryforwards for income tax purposes of approximately $43.8 million, capitalized research and development expense of $8.8 million, and research and development credits of approximately $1.3 million . Changes in ownership as defined by federal income tax regulations could limit the Company’s ability to utilize these NOLs and tax credits. Accordingly, the Company’s ability to utilize the above NOL and tax credit carryforwards to reduce future taxable income and tax liabilities may be limited. Additionally, because U.S. tax laws limit the time during which NOLs may be applied against future taxable income and tax liabilities, the Company may not be able to take full advantage of its NOLs for federal income tax purposes. The carryforwards will begin to expire in 2011 if not otherwise used. A valuation allowance has been established to offset the Company’s deferred tax assets as the Company has had losses since inception.

13. Subsequent Event (Unaudited)

On March 28, 2005, the Company executed a bridge loan agreement with the same stockholders that were party to the 2004 Bridge Loan (the 2005 Bridge Loan). Under the terms of the 2005 Bridge Loan, the Company may borrow up to $1.5 million with terms identical to those of the notes issued under the 2004 Bridge Loan including the commitment to issue warrants to purchase common stock to the stockholders on the unutilized portion of the 2005 Bridge Loan at the expiration date, June 30, 2005. To date, the Company has borrowed $500,000 under the 2005 Bridge Loan. No value has been ascribed to the warrants as the Company expects to utilize all amounts under the 2005 Bridge Loan. In addition, the Company borrowed the remaining $500,000 available under the 2004 Bridge Loan.
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Exhibit J

DISSENTERS’ RIGHTS STATUTE

NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “BENEFICIAL SHAREHOLDER” DEFINED. “Beneficial shareholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the shareholder of record.

NRS 92A.310 “CORPORATE ACTION” DEFINED. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “DISSENTER” DEFINED. “Dissenter” means a shareholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “FAIR VALUE” DEFINED. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 “SHAREHOLDER” DEFINED. “Shareholder” means a shareholder of record or a beneficial shareholder of a domestic corporation.

NRS 92A.330 “SHAREHOLDER OF RECORD” DEFINED. “Shareholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “SUBJECT CORPORATION” DEFINED. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.380 RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

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(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO SHAREHOLDER; ASSERTION BY BENEFICIAL SHAREHOLDER.

1. A shareholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial shareholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the shareholder of record to the dissent not later than the time the beneficial shareholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

 3

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a shareholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A shareholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 DISSENTER’S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

1. If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF SHAREHOLDER.

1. A shareholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

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(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The shareholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The shareholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF SHAREHOLDER.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER’S NOTICE.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

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2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 DISSENTER’S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

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2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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Exhibit K

SHARE CANCELLATION AGREEMENT

THIS SHARE CANCELLATION AGREEMENT (this “Agreement”) is made and entered into as of this 31st day of January, 2005 by and between Stone & Graves, as the escrow agent (the “Escrow Agent”), MicroMed Technology, Inc., a Delaware corporation (“MicroMed”) and Pete Smith, Sr. (“Smith” or the “Stockholder”), a principal stockholder and director of Salmon Express Inc., a Nevada corporation (“Salmon”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

RECITALS

Salmon and MicroMed are parties to an Agreement and Plan of Merger, dated as of January 31, 2005 (the “Merger Agreement”), a copy of which is attached hereto as Exhibit A. In accordance with the Merger Agreement, the Stockholder has agreed to cancel an aggregate of 10,010,800 shares of Salmon common stock held by him (the “Shares”). The cancellation of the Shares shall occur on the Effective Date of the Merger. In consideration for canceling the Shares, the Stockholder will receive aggregate cash consideration of $605,213 from unaffiliated third parties and all assets, and corresponding liabilities, held by Salmon immediately prior to the Effective Date of the Merger. It is the responsibility of the Escrow Agent to return the Shares to Salmon’s transfer agent, i.e., Pacific Stock Transfer Company.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. ESTABLISHMENT OF ESCROW

The Stockholder has delivered 10,010,800 shares of Salmon common stock (the “Escrowed Shares”) to the Escrow Agent. On the Effective Date of the Merger, the Escrowed Shares, as evidenced by certificate 101, shall be deemed automatically cancelled. The Escrow Agent shall return the Escrowed Shares to Salmon’s transfer agent, i.e., Pacific Stock Transfer Company. Upon cancellation of the Escrowed Shares, the Stockholder will automatically receive all assets and liabilities held by Salmon immediately prior to the Effective Date of the Merger, as well as the sum of $605,213, in accordance with the Purchase and Escrow Agreement dated as of January __, 2005 by and among Peyton, Chandler & Sullivan, Inc. (“PCS”), Rodman & Renshaw, LLC (“Rodman”), Oxford Bioscience Partners (“Oxford”), certain shareholders of Salmon, Smith and the Escrow Agent, attached hereto as Exhibit B. If the Merger Agreement is terminated in accordance with its terms, the Escrowed Shares shall remain in escrow pending the closing of an alternative merger transaction between Salmon and another to-be-identified private company.

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2. DUTIES; TERM; EXPIRATION; LIMITS

2.1 Rights and Obligations of the Parties. The Escrow Agent shall be entitled to such rights and shall perform such duties of the escrow agent as set forth herein (collectively, the “Duties”). In the event that the terms of this Agreement conflict in any way with the provisions of the Merger Agreement, the Merger Agreement shall control.

2.2 Term - General. The term of escrow for the Escrowed Shares shall commence on the date hereof and shall terminate upon the cancellation of the 10,010,800 shares upon either (i) the closing of the Merger by and between Salmon and MicroMed or (ii) in the event the Merger Agreement is terminated in accordance with its terms, upon the closing of a merger transaction by and between Salmon and another to-be-identified private company.

2.3 Effect of Final Delivery. Notwithstanding the expiration of the term of the escrow, this Agreement shall continue in full force and effect until the Escrow Agent has delivered all of the Escrowed Shares pursuant to the terms hereof.

2.4 Non-Exclusivity. Nothing in this Agreement is intended to limit, or shall restrict, the right of MicroMed to (i) make a claim against the Stockholder for monetary damages or any other remedies, including equitable remedies (such as temporary restraining orders, injunctive relief and specific performance), (ii) or to seek indemnification in cash under the Merger Agreement or hereunder for an amount greater than the value of the Escrowed Shares. Any such claim may be in addition to, or in lieu of, filing any claims under the Merger Agreement.

3. DIVIDENDS; VOTING RIGHTS

3.1 Cash Dividends; Voting Rights. The Stockholder shall have no rights to cash or stock divided, with respect to the Escrowed Shares. The Stockholder shall retain the right to vote the Shares when held in Escrow and shall retain such rights until the Shares are cancelled in accordance with the terms hereof. The Stockholder shall take no action to cause the effects of this Agreement not to occur or to affect in any way the provisions of the Merger Agreement.

3.2 Stock Splits; Stock Dividends. In the event of any stock split or other similar transaction with respect to Salmon common stock that becomes effective during the term of this Agreement, the additional shares issued with respect to the Escrowed Shares shall be added to the Escrowed Shares held in escrow shall be similarly cancelled.

4. THE ESCROW AGENT

4.1 Liability. The Stockholder and MicroMed, jointly and severally, shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent  harmless from and against any and all claims, losses, liabilities, costs, damages  or expenses (including reasonable attorneys' fees and expenses) (collectively,  "Losses") arising from or in connection with or related to this Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part); provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

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4.2 Resignation. Escrow Agent shall have the right in its discretion, to withdraw and resign as escrow agent by giving written notice to the Stockholder and MicroMed at least thirty (30) days in advance of the effective date of such resignation. Escrow Agent may be removed and replaced by another escrow agent at any time by written agreement of the Stockholder and MicroMed. Escrow Agent shall  deliver over to the successor escrow agent, the Escrowed Shares, upon such delivery, shall thereafter be released and relieved from any and all further liability and responsibility thereafter accruing hereunder.

5. MISCELLANEOUS

5.1 Transferability. None of the rights and obligations of the Stockholder hereunder shall be transferable.

5.2 Notices. Any notices or other communications required or permitted under this Agreement shall be in writing and shall be sufficiently given if sent by (i) registered or certified mail, postage prepaid, addressed as follows, (ii) facsimile to the facsimile numbers identified below or (iii) overnight courier (such as UPS or FedEx), addressed as follows:

If to MicroMed Technology, Inc.:

MicroMed Technology, Inc.
8965 Interchange Drive
Houston, TX 77054
Attn: Travis Baugh
Fax: (713) 838-9214
With Copy to:

Kirkpatrick & Lockhart Nicholson Graham LLP
10100 Santa Monica Blvd.
Seventh Floor
Los Angeles, CA 90067
Attn: Thomas J. Poletti, Esq.
Fax: (310) 552-5001

If to the Stockholder:

Karlsson Law Group
Suite 1100-475 Howe Street
Vancouver, British Columbia V6C 2C2
Canada
Attn:  John Karlsson, Esq.
Fax: (604) 801-5939

If to Escrow Agent:

Stone & Graves
2377 Gold Meadow Way, Suite 100
Gold River, CA 95670
Attention: Eric Graves
Facsimile: (916) 631-1592

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or such other person or address as shall be furnished in writing by any of the parties and any such notice or communication shall be deemed to have been given as of the date so mailed.

5.3 Construction. The validity, enforcement and construction of this Agreement shall be governed by the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

5.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, assigns and transferees, as the case may be. Escrow Agent shall not be charged with notice or knowledge of any such ancillary document, fact or information not specifically set forth herein. Escrow Agent shall undertake to perform only such duties as are expressly set forth herein and no additional or implied duties or obligations shall be read into this Agreement against the Escrow Agent.

5.5 Severability. If any provision or section of this Agreement is determined to be void or otherwise unenforceable, it shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain enforceable in accordance with their terms.

5.6 Interpretation. The headings and subheadings contained in this Agreement are for reference only and for the benefit of the parties and shall not be considered in the interpretation or construction of this Agreement. This Agreement shall be construed and interpreted without regard to any rule or presumption requiring that it be construed or interpreted against the party causing it to be drafted.

5.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5.8 Amendments. This Agreement may be amended from time to time but only by written agreement signed by all of the parties hereto.

5.9 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes any and all prior understandings, agreements, negotiations and discussions, both written and oral, between the parties hereto with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MicroMed Technology, Inc. By: /s/ Travis Baugh Name: Travis Baugh Title: President

Stone & Graves By: /s/ Eric Graves Name: Eric Graves Title: Partner

Stockholder /s/ Pete Smith Name: Pete Smith

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EXHIBIT A

MERGER AGREEMENT

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EXHIBIT B

PURCHASE AND ESCROW AGREEMENT

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